Document and Entity Information	12 Months Ended
Dec. 31, 2012
Document and Entity Information
Entity Registrant Name	UTSTARCOM HOLDINGS CORP.
Entity Central Index Key	0001030471
Document Type	20-F
Document Period End Date	Dec 31, 2012
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	47,656,092
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Current assets:
Cash and cash equivalents	$ 179,584		$ 301,626
Short-term investments	296		2,372
Accounts receivable, net of allowances for doubtful accounts of $10,796 and $30,145, respectively	15,000		20,168
Inventories	26,028		34,262
Deferred costs	125,472		103,222
Prepaids and other current assets	27,154		29,242
Short-term restricted cash	13,806		12,905
Total current assets	387,340		503,797
Property, plant and equipment, net	8,866		12,199
Goodwill			13,820
Intangible assets, net			3,625
Long-term investments	62,443		19,226
Long-term deferred costs	20,556		39,741
Long-term deferred tax assets	283		1,823
Other long-term assets	8,603		6,709
Total assets	488,091		600,940
Current liabilities:
Accounts payable	24,991		23,530
Income taxes payable	8,735		786
Customer advances	89,362		82,589
Deferred revenue	41,461		64,989
Deferred tax liabilities	219		1,575
Other current liabilities	26,200		50,318
Total current liabilities	190,968		223,787
Long-term deferred revenue	59,530		83,227
Other long-term liabilities	20,937		22,887
Total liabilities	271,435		329,901
Commitments and contingencies (Note 12)
UTStarcom Holdings Corp. shareholders' equity:
Ordinary share: $0.00375 par value; 250,000 authorized shares; 53,322 and 52,169 shares issued at December 31, 2012 and December 31, 2011, respectively; 47,656 and 50,605 shares outstanding at December 31, 2012 and December 31, 2011, respectively (Note 1)	182	[1]	182	[1]
Additional paid-in capital	1,309,761		1,306,780
Treasury stock, at cost: 5,666 and 1,564 shares at December 31, 2012 and December 31, 2011, respectively	(20,421)	[1]	(6,301)	[1]
Accumulated deficit	(1,153,301)		(1,118,916)
Accumulated other comprehensive income	79,621		82,893
Total UTStarcom Holdings Corp. shareholders' equity	215,842		264,638
Noncontrolling interests	814		6,401
Total equity	216,656		271,039
Total liabilities and equity	$ 488,091		$ 600,940

[1]	Authorized share capital of the company was amended by the consolidation of the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each effective from March 21, 2013. The authorized shares, issued shares, outstanding shares, and treasury stock shares for 2012 and 2011 have been adjusted retroactively to reflect the one for three reverse share split.

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS
Allowances for doubtful accounts (in dollars)	$ 10,796	$ 30,145
Statement
Ordinary share, par value (in dollars per share)	$ 0.00375	$ 0.00375
Ordinary share, authorized shares	250,000	250,000
Ordinary share, shares issued	53,322	52,169
Ordinary share, shares outstanding	47,656	50,605
Treasury shares	5,666	1,564

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Net sales
Products	$ 160,688		$ 285,493		$ 251,134
Services	26,040		35,083		40,401
Total net sales	186,728		320,576		291,535
Cost of net sales
Products	95,854		178,463		193,567
Services	22,716		27,779		27,730
Gross profit	68,158		114,334		70,238
Operating expenses:
Selling, general and administrative	52,457		63,857		95,240
Research and development	28,131		30,123		38,044
Amortization of intangible assets	516		1,239		206
Impairment of long lived assets and long term investments	3,043		476
Restructuring	358		2,386		16,018
Net loss (gain) on divestitures	16,239		(4,546)		(5,548)
Total operating expenses	100,744		93,535		143,960
Operating income (loss)	(32,586)		20,799		(73,722)
Interest income	2,612		2,313		2,018
Interest expense	(240)		(252)		(279)
Other income (expense), net	(2,973)		(8,165)		9,808
Income (loss) before income taxes	(33,187)		14,695		(62,175)
Income tax expense	(2,392)		(2,918)		(3,115)
Net income (loss)	(35,579)		11,777		(65,290)
Net loss attributable to noncontrolling interests	1,194		1,610		161
Net income (loss) attributable to UTStarcom Holdings Corp.	(34,385)		13,387		(65,129)
Net income (loss) per share attributable to UTStarcom Holdings Corp.-Basic (in dollars per share)	$ (0.71)	[1]	$ 0.26	[1]	$ (1.43)	[1]
Net income (loss) per share attributable to UTStarcom Holdings Corp.-Diluted (in dollars per share)	$ (0.71)	[1]	$ 0.26	[1]	$ (1.43)	[1]
Weighted average shares outstanding-Basic (in shares)	48,513		51,491		45,686
Weighted average shares outstanding-Diluted (in shares)	48,513		51,641		45,686
Other comprehensive (loss) Income, net of tax
Foreign currency translation adjustment	(3,272)		13,470		(1,425)
Other comprehensive (loss) Income, net of tax	(3,272)		13,470		(1,425)
Comprehensive income (loss)	(38,851)		25,247		(66,715)
Comprehensive loss attributable to noncontrolling interests	1,194		1,610		161
Comprehensive income (loss) attributable to UTStarcom Holding Corp.	$ (37,657)		$ 26,857		$ (66,554)

[1]	Authorized share capital of the company was amended by the consolidation of the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each effective from March 21, 2013. The Net income (loss) per share attributable to UTStarcom Holding Corp basic and diluted for 2012, 2011 and 2010 have been recomputed retroactively to reflect the one for three reverse share split.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Mar. 21, 2013 Subsequent Events One-for-Three Reverse Share Split
Ordinary share, par value (in dollars per share)	$ 0.00375	$ 0.00375	$ 0.00375
Ordinary share, authorized shares	250,000,000	250,000,000	250,000,000
Reverse share split ratio			0.33

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (USD $) In Thousands, except Share data, unless otherwise specified		Total	Common Stock		Additional Paid-in Capital	Treasury Stock	(Accumulated Deficit)	Accumulated Other Comprehensive Income	Non-controlling interest
Balance at Dec. 31, 2009		$ 256,151	$ 153		$ 1,251,532		$ (1,067,174)	$ 70,848	$ 792
Balance (in shares) at Dec. 31, 2009	[1]		43,364,996
Increase (Decrease) in Stockholders' Equity
Common stock issued		44,588	29		44,559
Common stock issued (in shares)	[1]		7,515,491
Common stock issued upon option exercises		6			6
Common stock issued upon option exercises (in shares)	[1]		685
Restricted stock issued and restricted stock units released (in shares)	[1]		1,022,777
Stock-based compensation		7,602			7,602
Acquisition of ownership of controlling interests		7,380							7,380
Repurchases of vested restricted stock/units and cancellation		(72)			(72)
Repurchases of vested restricted stock/units and cancellation (in shares)			(128,210)
Net income (loss)		(65,290)					(65,129)		(161)
Foreign currency translation		(1,425)						(1,425)
Balance at Dec. 31, 2010		248,940	182		1,303,627		(1,132,303)	69,423	8,011
Balance (in shares) at Dec. 31, 2010	[1]		51,775,739
Increase (Decrease) in Stockholders' Equity
Common stock issued upon option exercises		124			124
Common stock issued upon option exercises (in shares)	[1]		19,777,000
Repurchase of ordinary shares		(6,301)				(6,301)
Repurchase of ordinary shares (in shares)	[1]		(1,563,769)
Restricted stock issued and restricted stock units released (in shares)			378,964
Restricted stock cancellation (in shares)	[1]		(5,329)
Stock-based compensation		3,029			3,029
Net income (loss)		11,777					13,387		(1,610)
Foreign currency translation		13,470						13,470
Balance at Dec. 31, 2011		271,039	182		1,306,780	(6,301)	(1,118,916)	82,893	6,401
Balance (in shares) at Dec. 31, 2011		50,605,000	50,605,382	[1]
Increase (Decrease) in Stockholders' Equity
Repurchase of ordinary shares		(8,842)				(8,842)
Repurchase of ordinary shares (in shares)	[1]		(2,611,102)
Repurchase of ordinary shares from iTV shareholder		(5,278)				(5,278)
Repurchase of ordinary shares from iTV shareholder (in shares)	[1]		(1,491,091)
Restricted stock issued and restricted stock units released (in shares)	[1]		1,271,014
Restricted stock cancellation (in shares)	[1]		(118,111)
Stock-based compensation		2,981			2,981
Net income (loss)		(35,579)					(34,385)		(1,194)
Derecognition of non-controlling interests on deconsolidation of a subsidiary		(4,393)							(4,393)
Foreign currency translation		(3,272)						(3,272)
Balance at Dec. 31, 2012		$ 216,656	$ 182		$ 1,309,761	$ (20,421)	$ (1,153,301)	$ 79,621	$ 814
Balance (in shares) at Dec. 31, 2012		47,656,000	47,656,092	[1]

[1]	Authorized share capital of the company was amended by the consolidation of the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each effective from March 21, 2013. The authorized shares, issued shares, outstanding shares, and treasury stock shares for 2012 and 2011 have been adjusted retroactively to reflect the one for three reverse share split.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Ordinary share, par value (in dollars per share)	$ 0.00375	$ 0.00375
Ordinary share, authorized shares	250,000	250,000

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ (35,579)	$ 11,777	$ (65,290)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	3,951	3,082	5,427
Amortization of deferred gain on sale-leaseback		(625)	(755)
Net loss (gain) on divestitures	16,239	(4,546)	(5,548)
Net loss (gain) on disposal of assets	879	(492)	123
Gain on settlement of an investment interest			(481)
Impairment of long lived assets and long term investments	3,043	476
Stock-based compensation expense	2,982	3,029	7,602
Provision for (recovery of) doubtful accounts	(1,154)	2,212	5,513
Deferred income taxes	(2,211)	345	2,008
Changes in operating assets and liabilities, net of effect of iTV deconsolidation and IPTV divestiture
Accounts receivable	664	8,080	3,793
Inventories and deferred costs	(4,231)	94,916	103,574
Other assets	17,455	11,261	2,366
Accounts payable	9,506	(4,857)	(28,036)
Income taxes payable	6,393	3,102	(2,933)
Customer advances	9,749	1,488	(40,910)
Deferred revenue	(37,760)	(132,575)	(27,792)
Other liabilities	(15,544)	(38,390)	(50,843)
Net cash used in operating activities	(25,618)	(41,717)	(92,182)
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment	(5,445)	(9,347)	(3,449)
Purchase of intangible assets	(54)
Proceeds from sale of building, net of tax payments			123,955
Deposit received on sale of building	0
Net proceeds from divestitures	220	215	3,381
Proceeds from settlement of an investment interest, net			481
Change in restricted cash	(1,129)	5,478	13,260
Purchase of investment interests	(15,602)	(1,181)	(2,702)
Contribution of equity investment through a shareholder loan		(7,119)
Purchase of short-term investments	(2,267)	(8,365)	(12,583)
Proceeds from sale of short-term investments	4,300	9,039	10,815
Cash decrease due to deconsolidation of a subsidiary	(6,841)
Payment on divestiture of IPTV business and investment in IPTV convertible bond	(56,010)
Other	80	519	335
Net cash provided by (used in) investing activities	(82,748)	(10,761)	133,493
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of ordinary shares, net of issuance cost			34,594
Issuance of ordinary shares upon ESPP purchases and option exercises		124
Repurchase of ordinary shares	(8,842)	(6,301)	(67)
Net cash provided by (used in) financing activities	(8,842)	(6,177)	34,527
Effect of exchange rate changes on cash and cash equivalents	(4,834)	8,774	9,826
Net increase (decrease) in cash and cash equivalents	(122,042)	(49,881)	85,664
Cash and cash equivalents at beginning of year	301,626	351,507	265,843
Cash and cash equivalents at end of year	179,584	301,626	351,507
Cash paid:
Interest	240	252	279
Income taxes	3,000	530	6,395
Non-cash operating activities Accounts receivable transferred to notes receivable			580
Non-cash investing activities
Issuance of ordinary shares for acquisition of iTV			9,841
Repurchase of ordinary shares from iTV shareholder	(5,278)
Net assets acquired, other than cash, from acquisition of iTV			17,380
Accrual related to purchase of property, plant and equipment	$ 1,911	$ (2,475)

BASIS OF PRESENTATION AND LIQUIDITY	12 Months Ended
Dec. 31, 2012
BASIS OF PRESENTATION AND LIQUIDITY
BASIS OF PRESENTATION AND LIQUIDITY

NOTE 1—BASIS OF PRESENTATION AND LIQUIDITY

        UTStarcom Holdings Corp., or the Company, a Cayman Islands corporation incorporated in 2011 with headquarters currently in Beijing, China, designs and sells IP-based network solutions in iDTV, Internet TV and Broadband for cable and telecom operators. The Company sells its solutions to operators in both telecommunications around the world and the cable market in China. The Company enables its customers to rapidly deploy revenue-generating access services using their existing infrastructure, while providing a migration path to cost-efficient, end-to-end IP networks. On August 31, 2012, the Company completed the divestiture of its IPTV business, which would impact the operational result for the remaining periods of 2012.

        On June 24, 2011, the stockholders of UTStarcom Inc. approved the proposed merger, or the Merger, to reorganize UTStarcom, Inc. as a Cayman Islands company. Pursuant to the approval of the shareholders, UTSI Mergeco Inc., a Delaware corporation and a wholly-owned subsidiary of UTStarcom Holdings Corp., merged with and into the existing public company, UTStarcom, Inc., which is incorporated under the laws of the State of Delaware. As a result of the reorganization, UTStarcom Holdings Corp. became the parent company of UTStarcom, Inc. and its subsidiaries.

        Also pursuant to the Merger, the Company issued an equal number of ordinary shares in exchange for the common stock of UTStarcom Inc. The Company's business is conducted in substantially the same manner as was conducted by UTStarcom, Inc. The transaction was accounted for as a legal re-organization of entities under common control. Accordingly, the accompanying consolidated financial statements of the Company have been prepared with the assumption that the current corporate structure has been in existence throughout all relevant periods. The consolidated financial statements of the Company prior to the Merger reflect the financial position, results of operations and cash flows of UTStarcom, Inc. and its subsidiaries. The consolidated financial statements as of and for the year ended December 31, 2012 reflect the financial position, results of operation and cash flows of the Company.

        The accompanying consolidated financial statements include the accounts of the Company and its wholly- and majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the preparation of the consolidated financial statements. The noncontrolling interests in consolidated subsidiaries are shown separately in the consolidated financial statements.

        The accompanying consolidated balance sheets as of December 31, 2012 and 2011, and consolidated statements of operations for each of the three years ended December 31, 2012 have been prepared by the Company pursuant to the rules and regulations of the SEC and in conformity with generally accepted accounting principles in the U.S. ("US GAAP").

        The accompanying consolidated financial statements are presented on the basis that the Company is a going concern. The going concern assumption contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

        The Company has incurred a net loss of $34.4 million during the year ended December 31, 2012, and net income and a net loss of $13.4 million and $65.1 million during the years ended December 31, 2011 and 2010, respectively. As of December 31, 2012, the Company had an accumulated deficit of $1,153.3 million. The Company incurred net cash outflows from operations of $25.6 million, $41.7 million and $92.2 million during the years ended December 31, 2012, 2011 and 2010 respectively.

        As of December 31, 2012, the Company had cash and cash equivalents of $179.6 million, of which $49.3 million was held by subsidiaries in China. China imposes currency exchange controls on certain transfers of funds to and from China. The amount of cash available for transfer from the China subsidiaries for use by the Company's non-China subsidiaries is limited both by the liquidity needs of the subsidiaries in China and the restriction on currency exchange by Chinese-government mandated limitations including currency exchange controls on certain transfers of funds outside of China. Our China subsidiaries have no accumulated profit as of December 31, 2012 determined in accordance with Chinese accounting standards that can be paid as dividends. In the years 2010, 2011 and 2012, our China subsidiaries did not pay dividends to our parent company.

        As of December 31, 2012, the Company had no available factoring line. In the third quarter of 2011, the Company had entered into one account-receivable factoring line of $4.6 million which could be used for recourse factoring on accounts receivable from one specified customer. The factoring line expired twelve months from the issuance date in August 2012.

        Global economies have experienced a significant downturn driven by a financial and credit crisis that will continue to challenge such economies for some period of time. Under the current macroeconomic environment, there are significant risks and uncertainties inherent in management's ability to forecast future results. The operating environment confronting the Company, both internally and externally, raises significant uncertainties.

        In the past years, the Company took a number of actions to improve its liquidity. Starting in June 2009, management expanded the initiatives to include a worldwide reduction in workforce, outsourcing of manufacturing operations and optimizing R&D spending with a focus on selected products. The Company's year-over-year selling, general and administrative and R&D operating expenses decreased significantly from 2010 to 2011 and 2012 and management believes the continuing efforts to stream-line operations will enable the Company's fixed cost base to be better aligned with operations, market demand and projected sales levels. If projected sales do not materialize, the Company will need to take further actions to reduce costs and expenses or explore other cost reduction options.

        In December 2009, the Company entered into a Sale Leaseback Agreement for the sale of its manufacturing, R&D, and administrative offices facility in Hangzhou, China to a third party for approximately $138.8 million and leaseback of a portion of the facility. As of May 31, 2010, the Company had received all of the sales proceeds and met all criteria for consummation of the sale of the Hangzhou facility. See Note 7 for additional information on the sale-leaseback transaction. On May 31, 2010, the Company and the buyer agreed that all conditions precedent to the closing had been met and the leaseback commenced on June 1, 2010. However, the Company decided to terminate the lease of the Hangzhou facility in June 2011 and notified the landlord on December 8, 2010, six months in advance, according to the termination clause in the Sale Leaseback Agreement. The termination agreement was signed between the landlord and the Company in June 2011 and both parties agreed to terminate the lease on June 30, 2011. The Company paid early termination penalties of approximately $9.8 million in total to the landlord in 2010 and 2011.

        On July 27, 2012, the Company announced strategic initiatives to divest its IPTV equipment business, which became a privately-held standalone company. On August 31, 2012, the Company successfully closed the divestiture of its IPTV business and paid a total consideration of approximately $30.0 million related to the net liabilities transferred and also purchased a convertible bond in the principal amount of $20.0 million issued by the privately-held standalone company. See "Note 3—Divestiture".

        Management believes that the continuing efforts to stream-line its operations will enable its fixed cost base to be better aligned with operations, market demand and projected sales level. Management believes both the Company's China and non-China operations will have sufficient liquidity to finance working capital and capital expenditure needs in excess of 12 months. Furthermore, the Company has concentrated its business in Asia, particularly Taiwan and Japan. Any unforeseen prolonged economic and /or political risks in these markets could impact the Company's customers in making their respective investment decisions and could have a material impact on the foregoing assessment. There can be no assurance that additional financing, if required, will be available on terms satisfactory to the Company or at all, and if funds are raised in the future through issuance of preferred stock or debt, these securities could have rights, privileges or preference senior to those of the Company's ordinary share and newly issued debt could contain debt covenants that impose restrictions on the Company's operations. Further, any sale of newly issued debt or equity securities could result in additional dilution to the Company's current shareholders.

        On March 21, 2013, shareholders of the Company approved the consolidation for the authorized share capital of the company from the existing 750,000,000 Ordinary Shares of $0.00125 par value each into 250,000,000 Ordinary Shares of $0.00375 par value each. As a result, the one-for-three reverse split of the company's ordinary shares became effective on March 21, 2013 with trading of the post-reverse split-adjusted basis on the NASDAQ Global Select Market as of the opening of trading on Friday, March 22, 2013. All shares/per share related data in the presentation of these financial statements have been adjusted retroactively to reflect the one for three reverse share split.

        The Company has reclassified the presentation of certain account items on the Consolidated Statements of Operations and comprehensive income of prior periods to conform to the current presentation, and it will reclassify all comparable periods hereafter.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2012
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates:

        The preparation of consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant judgment and estimates are used for revenue recognition, allowance for doubtful accounts and sales returns, tax valuation allowances, inventory write-down, deferred costs, accrued product warranty costs, provisions for contract losses, recoverability of goodwill and intangible assets, other long-lived asset impairments, stock-based compensation expense, loss contingencies and restructuring expenses among others. Actual results could differ materially from those estimates.

Cash and Cash Equivalents:

        Cash and cash equivalents consist of highly liquid instruments with original maturities of three months or less. Approximately 48%, $85.3 million of cash and cash equivalents were held by the Company's subsidiaries in the U.S. as of December 31, 2012. The remainder was held by the other UTStarcom entities throughout the world. As of December 31, 2012, approximately 27%, $49.3 million of the Company's cash and cash equivalents were held by its subsidiaries in China and China imposes currency exchange controls on transfers of funds outside of China. Cash and cash equivalents are invested in institutional money market funds, short-term bank deposits and similar short duration instruments with fixed maturities from overnight to three months.

Restricted Cash:

        As of December 31, 2012, the Company had short-term restricted cash of $13.8 million, and had long-term restricted cash of $5.8 million included in other long-term assets. As of December 31, 2011, the Company had short-term restricted cash of $12.9 million, and had long-term restricted cash of $5.7 million included in other long-term assets. These amounts primarily collateralize the Company's issuances of bond, standby and commercial letters of credit.

Investments:

        The Company's investments consist principally of bank notes, debt securities classified as available for sale and cost and equity method investments in privately held companies. The investments in equity securities of privately held companies in which the Company holds less than 20% voting interest and on which the Company does not have the ability to exercise significant influence are accounted for under ASC 325, "Investments—Other" using the cost method. Under the cost method, these investments are carried at the lower of cost or fair market value. The investments in equity securities of privately held companies in which the Company holds at least 20% but less than 50% voting interest and on which the Company has the ability to exercise significant influence are accounted for under ASC 323, "Investments—Equity Method and Joint Ventures" using the equity method. Investments in debt securities that are classified as available for sale are measured at fair value in the statement of financial position under ASC 320, "Investments—Debt and Equity Securities". Unrealized holding gains and losses for available-for-sale securities (including those classified as current assets) will be excluded from earnings and reported in other comprehensive income until realized except as indicated in the following paragraph.

        The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

Revenue Recognition:

        The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectability is probable. The Company assesses collectability based on a number of factors, including payment history and the credit-worthiness of the customer. The Company does not request collateral from its customers. In international sales, the Company may require letters of credit from its customers that can be drawn on demand if the customer defaults on its payment. If the Company determines that collection of a payment is not reasonably assured, the Company defers revenue recognition until collection becomes reasonably assured, which is generally upon receipt of cash. If the payment due from the customer is not fixed or determinable due to extended payment terms, revenue is recognized as payments become due and payable by the customer, assuming all other criteria for revenue recognition are met. Any payments received prior to revenue recognition are recorded as customer advances. Normal payment terms differ for various reasons amongst different customer regions, depending upon common business practices for customers within a region. Billing to customers for shipping and handling are recorded as revenues and the associated costs are recorded as costs of revenues. Any expected losses on contracts are recognized when identified on an individual basis in accordance with the prevailing accounting guidance for the respective contract.

        In September 2009, the FASB amended the accounting standards for multiple element arrangements to:

  (i)
  provide updated guidance on how the deliverables in a multiple element arrangements should be separated, and how the consideration should be allocated;

  (ii)
  allow the use of management's best estimate of selling prices, or BESP, for individual elements of an arrangement when vendor-specific objective evidence, or VSOE, of selling price or third-party evidence, or TPE, of selling price is not available; and

  (iii)
  eliminate the use of the residual method and require an entity to allocate revenue using the relative selling price method.

        In September 2009, the FASB also amended the accounting standards to remove non-software components and software components of tangible products that function together to deliver the product's essential functionality from the scope of pre-existing software revenue recognition guidance.

        The Company adopted these standards beginning in January 2011 on a prospective basis for applicable transactions originating or materially modified after December 31, 2010.

        The amended standards did not generally change the units of accounting for the Company's revenue transactions. Most of the Company's non-software products and services qualify as separate units of accounting because they have value to the customer on a standalone basis and the Company's revenue arrangements generally do not include a general right of return relative to delivered products after receipt of the final acceptance certificate.

        A majority of these non-software products are hardware systems such as telecommunications equipment and terminal equipment containing software components that function together to provide the essential functionality of the product and are considered non-software deliverables. Therefore, revenue transactions related to the sale of these telecommunications equipment, which until December 31, 2010, have been accounted for under pre-existing software revenue recognition guidance are now accounted for under the amended guidance for arrangements with multiple deliverables.

        When a sales arrangement contains multiple deliverable elements, or multiple element arrangements, and software and non-software components function together to deliver the tangible products' essential functionality, the Company allocates revenue to each element based on the relative selling price of each element. Under this approach, the selling price of a deliverable is determined by using a selling price hierarchy that requires the use of VSOE of fair value, if available, TPE of selling price if VSOE is not available or management's BESP if neither VSOE nor TPE is available.

        The Company establishes VSOE of selling price using the price charged for a deliverable when sold separately. When the Company is unable to establish selling price using VSOE, the Company uses management's BESP in the allocation of arrangement consideration. The Company typically is not able to determine TPE for its products or services. TPE of selling price is determined by evaluating similar competitor deliverables when sold separately to similarly situated customers. Generally, the Company's products differ from that of its peers, in that its product offerings are directed towards the integration of telecom, broadband and cable television networks and as such, usually entail a significant level of differentiation or customization for its customers such that the comparable pricing of products with similar functionality cannot be obtained. Furthermore, the Company is unable to reliably determine what similar competitor products' selling prices are on a stand-alone basis.

        The objective of BESP is to determine the price at which the Company would transact a sale if the product or service were sold on a stand-alone basis. Management applies judgment in establishing pricing strategies and determines its BESP for a product or service using historical selling price trends and by considering multiple factors including, but not limited to, cost of products, gross margin objectives, geographies, customer classes, customer segment pricing practices and distribution channels. The determination of BESP is performed through consultation with the Company's product management and marketing department and includes review and approval by Management. Management regularly reviews VSOE and BESP and maintain internal controls over the establishment and updates of these estimates.

        The Company may modify or develop new pricing practices and strategies in the future. As these pricing strategies evolve, the Company may modify its pricing practices in the future, which may result in changes in selling prices, including both VSOE and BESP. As a result, future revenue recognition may result in a different allocation of revenue to the deliverables in multiple element arrangements from the results of the current period, which may change the pattern and timing of revenue recognition for these elements but will not change the total revenue recognized for the arrangement.

        Multiple element arrangements primarily involve the sale of hardware systems, installation and training. In addition, while not separately sold, the arrangement may include extended warranties that cover product repairs, maintenance services, and software updates for the software components that are essential to the functionality of the hardware systems or equipment. Revenue consideration allocated to each element under the relative selling price method is recognized as each element is earned, namely upon installation and acceptance of equipment or delivery of terminals, the delivered element(s) has stand-alone value, there is no right of return on delivered element(s), and the Company is in control of the undelivered element(s). For arrangements that include service elements, including technical support and installation and also training, revenue is deferred until such services are deemed complete. Revenue from extended warranties is recognized ratably over the contract period of the extended warranty services.

        Final acceptance is required for revenue recognition when installation services are not considered perfunctory. Final acceptance indicates that the customer has fully accepted delivery and installation, if any, of equipment and the Company is entitled to full payment. The Company does not recognize revenue before final acceptance is granted by the customer if acceptance is considered substantive to the transaction. The sales contracts the Company enters into typically include customer acceptance provisions and require the customer to issue a final acceptance certificate to evidence the customer's acceptance of the products and services. In those circumstances, the Company is unable to enforce payment terms until after the receipt of the final acceptance certificate because the payment conditions are dependent on the issuance of the final acceptance certificate. The Company's products are generally deployed within the core network of its telecommunications and cable operations customers. The acceptance terms for the products and services include initial test, on-site testing and trial period. Based on the Company's past experience, the customer's acceptance process for larger and complex projects may take longer than twelve months. As a result, the customer run prolonged and rigorous tests to ensure the Company's products work seamlessly with the customer's existing network. Each customer runs its unique tests, as the equipment performance can vary based on how the equipment works in combination with the customer's other equipment, software and other conditions. Given that there is uncertainty about customer acceptance until the customer completes its internal testing and procedures, the Company waits until the issuance of the final acceptance certificate to support its assertion that the delivery of products and services has occurred. For significant customer contracts involving larger and complex projects where there is on-site testing at multiple locations and the taking over of product warranty and product title occurs after the acceptance of the products and services, acceptance is substantive to the transaction.

        If the transactions entered into or materially modified on or after December 31, 2010 were subject to the previous accounting guidance, the change in total revenue, income from continuing operations, net income and related per share amounts, and deferred revenue for the period ended December 31, 2012 would not be material.

        Certain arrangements with multiple deliverables may continue to have stand-alone software deliverables that are subject to the existing software revenue recognition guidance along with non-software deliverables that are subject to the amended revenue accounting guidance. The revenue for these multiple element arrangements is allocated to the stand-alone software deliverables as a group and the non-software deliverables based on the relative selling prices of all of the deliverables in the arrangement using the fair value hierarchy in the amended revenue accounting guidance. For stand-alone software sales after December 31, 2010 and for all transactions entered into prior to the first quarter of 2011, the Company recognizes revenue based on the software revenue recognition guidance. Under the software revenue recognition guidance, the Company uses the residual method to recognize revenue when an arrangement includes one or more elements to be delivered at a future date and VSOE of the fair value of all the undelivered elements exists. VSOE of fair value of each element is based on the price charged when the element is sold separately. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the contract price is recognized as revenue when all other revenue recognition criteria are met. If VSOE of fair value of one or more undelivered elements does not exist, all revenue for delivered and undelivered elements is deferred until delivery of all elements occurs or when VSOE of fair value of the undelivered elements can be established. In some cases the Company has agreed to give software upgrade rights on a "when and if made available" basis for no additional consideration and for an unspecified period which could extend over the term of the contract. This additional contract obligation is an element of "post-contract support", or PCS. The Company has not established VSOE for such contract element. Accordingly, the revenues from such contracts are recognized ratably over the expected period of PCS, which is generally the term of the contract. In some cases where there is no stated contractual term, revenue is recognized ratably over the estimated period of PCS. The Company reviews assumptions regarding the estimated PCS periods on a regular basis. If the Company determines that it is necessary to revise the Company's estimates of the PCS periods, the amount of revenue recognized over the life of the contract would not be affected. However, to the extent the new assumptions regarding the PCS periods were different from the original assumptions, the contract revenues would be recognized over the remaining expected PCS period.

        In connection with the restructuring of the telecommunication industry in China and the launch of 3G services in China, MIIT announced that PAS services in China would be phased out by January 1, 2012. In the second and third quarter of 2009, the Company streamlined its sales, service and R&D operations for PAS handsets and infrastructure equipment. The Company did not perform any new R&D of PAS products and it maintained a small support team to assist its customers with warranty matters. In the later part of the third quarter of 2009 and the early part of the fourth quarter of 2009, the Company contacted its PAS infrastructure customers and held discussions with them on the future of PAS products. In October 2009, the Company notified its PAS infrastructure customers in China that it would no longer provide upgrades or support of PAS products beyond December 31, 2011. Consequently, the Company determined the remaining expected period of support as 2 years from the fourth quarter of 2009 and hence deferred revenue associated with PAS infrastructure was recognized ratably beginning in the fourth quarter of 2009 through the fourth quarter of 2011. In 2011, deferred revenue of $95.3 million was released to revenue associated with PAS infrastructure sales, realizing profit of approximated $33.1 million on a full year basis. As of December 31, 2011, the Company completed the amortization of deferred revenue associated with PAS infrastructure sales. The Company still had a remaining balance of deferred revenue associated with unfulfilled contractual obligations for its historical PAS infrastructure contracts as of December 31, 2011. Such amounts were deferred at its VSOE of fair value according to the terms of the contracts. Upon the phasing out of the PAS services as required by the MIIT announcement, the Company has been taking appropriate actions, such as communicating with its customers regarding the termination of such services, to legally release those obligations. Accordingly, approximately $8.1 million of the deferred revenue had been released in 2012 upon the completion of the appropriate legal actions. The remaining balance of $5.1 million was included as the part of the liabilities transferred to the buyer on the IPTV divestiture. However, due to the delay of assignment of customer contract, only $2.0 million of the deferred revenue had been transferred to the buyer of the IPTV business and the Company retained the remaining deferred revenue balance of $3.1 million which associated with PAS as of December 31, 2012.

        Revenue from fixed price contracts that include a requirement for significant software modification or customization is recognized using the completed contract method of accounting whereby no revenue is recognized prior to the completion of the project, because for contracts involving unique requirements the Company is unable to make reasonably dependable estimates of progress towards meeting contractual requirements. In the event estimated total project costs exceed estimated total project revenues, the entire estimated loss is charged to operations in the period in which the loss becomes probable and can be reasonably estimated. The complexity of the estimation process and judgments about internal and external factors including labor utilization, changes to specifications and testing requirements, time required for performance and resulting incurrence of contract penalties, and the performance of subcontractors affect the estimation process.

        The Company recognizes revenue for system integration, installation and training upon completion of performance and if all other revenue recognition criteria are met. Other service revenue, principally related to maintenance and support contracts, is recognized ratably over the maintenance term.

        The Company also sells products through resellers. Revenue is generally recognized when the standard price protection period, which ranges from 30 to 90 days, has lapsed. If collectability cannot be reasonably assured in a reseller arrangement, revenue is recognized upon sell-through to the end customer and receipt of cash. There may be additional obligations in reseller arrangements such as inventory rotation, or stock exchange rights on the product. In most cases, the Company has developed reasonable estimates for stock exchanges based on historical experience with similar types of sales of similar products.

        The Company has sales agreements with certain wireless customers that provide for a rebate of the selling price to such customers if the particular product is subsequently sold at a lower price to such customers or to a different customer. The rebate period extends for a relatively short period of time. Historically, the amounts of such rebates paid to customers have not been material. The Company estimates the amount of the rebate based upon the terms of each individual arrangement, historical experience and future expectations of price reductions and then records its estimate of the rebate amount at the time of the sale. The Company also enters into sales incentive programs, such as co-marketing arrangements, with certain wireless and handset customers. The Company records the incurred incentive as a reduction of revenue when the sales revenue is recognized. In the fourth quarter of 2009, the Company substantially completed the wind-down of its handset business therefore such arrangements were not significant in 2010, 2011 and 2012.

        The assessment of collectability is also a factor in determining whether revenue should be recognized. The Company assesses collectability based on a number of factors, including payment history and the credit-worthiness of the customer. The Company does not request collateral from its customers. In international sales, the Company may require letters of credit from its customers that can be drawn on demand if the customer defaults on its payment. If the Company determines that collection of a payment is not reasonably assured, the Company defers revenue recognition until collection becomes reasonably assured, which is generally upon receipt of cash.

        Occasionally, the Company enters into revenue sharing arrangements. Under these arrangements, the Company collects payment only after its customer, the telecommunications service provider, collects service revenues. When the Company enters into a revenue sharing arrangement, the Company does not recognize revenue until collection is reasonably assured.

        On August 31, 2012, the Company completed the divestiture of its IPTV business. UTStarcom divested the IPTV business, transferring all assets, liabilities and managerial duties to the buyer. However, due to the delay of customer contract assignments, the Company is still the primary obligor for most of the contracts as they were not legally assigned to the buyer. Therefore, the Company was not able to derecognize the customer advances and deferred revenue related to those un-assigned contracts. Since all of the economic risks and benefits of the un-assigned contracts had been transferred to the buyer of the IPTV business, the Company had recorded a portion of the payment ($22.7 million) made to the buyer at the time of the divestiture as deferred service costs to offset the remaining liabilities (deferred revenue and customer advances) related to those un-assigned contracts. Although the deferred costs and related deferred revenue and customer advances have not been transferred to the buyer at the time of sale, those costs, and this $22.7 million, have been included in the calculation of the loss on divestiture discussed above. As of December 31, 2012, the Company had liabilities and deferred costs of $47.3 million related to those un-assigned contracts. The Company will continue to recognize revenue for those unassigned contracts when they meet the revenue recognition criteria as mentioned above. At the same time, the Company will recognize an equal amount of the deferred costs associated with those contracts. Therefore, there will be no gross margin impact from the future revenue recognition of these unassigned contracts. During the post divestiture period in 2012, the Company recorded $2.2 million in revenues and related costs in the statements of operations relating to these unassigned contracts. See "Note 3—Divestiture".

        Because of the nature of doing business in China and other emerging markets, the Company's billings and/or customer payments may not correlate with the contractual payment terms and the Company generally does not enforce contractual payment terms prior to final acceptance. Accordingly, accounts receivable are not recorded until the Company recognizes the related customer revenue. Advances from customers are recognized when the Company has collected cash from the customer, prior to recognizing revenue. Deferred revenue is recorded if there are undelivered elements after final acceptance has been obtained. The Company had current deferred revenue of $41.5 million and $65.0 million, and long-term deferred revenue of $59.5 million and $83.2 million at December 31, 2012 and 2011, respectively. Costs related to deferred revenue are also deferred until revenue is recognized. See "Deferred Costs" below.

Product Warranty:

        The Company provides a warranty on its equipment and terminal sales for a period generally ranging from one to two years from the time of final acceptance. At times, the Company has entered into arrangements to provide limited warranty services for periods longer than two years. The Company provides for the expected cost of product warranties at the time that revenue is recognized based on an assessment of past warranty experience and when specific circumstances dictate. The Company assesses the adequacy of its recorded warranty liability every quarter and makes adjustments to the liabilities if necessary. Specific warranty accruals are reversed upon the expiration of the warranty period and are recorded as reduction of cost of sales. The reversal amount was not material in 2012. From time to time, the Company may be subject to additional costs related to non-standard warranty claims from its customers. If and when this occurs, the Company estimates additional accruals based on historical experience, communication with its customers and various assumptions that the Company believes to be reasonable under the circumstances. Such additional warranty accruals are recorded in the period in which the additional costs are identified.

Receivables:

        Although the Company evaluates customer credit worthiness prior to a sale, the Company provides an allowance for doubtful accounts for the estimated loss on trade and notes receivable when collection may no longer be reasonably assured. The Company assesses collectability of receivables based on a number of factors including analysis of creditworthiness, the Company's historical collection history and current economic conditions, its ability to collect payment and on the length of time an individual receivable balance is outstanding. The Company's policy for determining the allowance for doubtful accounts includes both specific allowances for balances known to be uncollectible and a formula-based portfolio approach, based on aging of the accounts receivable, as a precursor to a management review of the overall allowance for doubtful accounts. This formula-based approach involves aging of the Company's accounts receivable and applying a percentage based on the Company's historical experience; this approach results in the allowance being computed based on the aging of the receivables. The Company evaluates the percentages applied to each category of aged accounts receivable periodically based on actual history of write-offs and collections and refines this formula-based approach accordingly for use in future periods. Receivable balances are written off when the Company has sufficient evidence to prove that they are uncollectible.

Inventories:

        Inventories consist of product held at the Company's manufacturing facility and warehouses, as well as finished goods at customer sites for which the customer has taken possession, but based on specific contractual terms, title has not yet passed to the customer. The Company may ship inventory to existing customers that require additional equipment to expand their existing networks prior to the signing of an expansion contract. Inventories are stated at the lower of cost or market value, based on the FIFO method of accounting. Write-downs are based on the assumptions about future market conditions and customer demand, including projected changes in average selling prices resulting from competitive pricing pressures. The Company continually monitors inventory valuation for potential losses and obsolete inventory at its manufacturing facilities as well as at customer sites. If actual market conditions are less favorable than those projected by management, additional write-downs may be required. If actual market conditions are more favorable than anticipated, inventory previously written down may be sold to customers, resulting in lower cost of sales and higher income from operations than expected in that period.

Deferred costs:

        Deferred costs consist of product shipped to the customer for which the rights and obligations of ownership have passed to the customer but revenue has not yet been recognized due to prolonged acceptance periods for tests and the existence of undelivered elements, such as post-contract support including software update rights for which the Company does not have a vendor specific objective evidence of fair value. All deferred costs are stated at cost. Management periodically assesses the recoverability of deferred costs and provides reserves against deferred cost balances when recovery of deferred costs is not probable. Recoverability is evaluated based on various factors including the length of time the product has been held at the customer site, the viability of payment, including assessment of product demand if a revenue sharing arrangement exists and/or the evaluation if a related transaction will result in a gross margin loss. In a loss situation for a transaction, the deferred cost balance is adjusted for impairment equal to the value of the excess of cost over the amount of revenue that will be eventually recognized for the transaction. Revenue and cost of sales are recorded when final acceptance is received from the customer. With greater concentration of product at customer sites under contract with specific or individual customers, the financial conditions of such specific or individual customers may result in increased concentration risk exposure for the Company's inventory. For any post contract support services where the revenue is deferred, due to lack of VSOE for post contract support, the entire related deferred direct costs are classified as a noncurrent asset, consistent with the definition of a current asset.

Research and Development and Capitalized Software Development Costs:

        R&D costs are charged to expense as incurred. The Company capitalizes software development costs incurred in the development of software that will ultimately be sold, between the time technological feasibility has been attained and the related product is ready for general release. Management judgment is required in assessing technological feasibility, expected future revenues, estimated product lives and changes in product technologies, and the ultimate recoverability of the Company's capitalized software development costs.

        The Company did not capitalize any software development costs during year 2012 and 2011. During 2010, the Company capitalized immaterial software development costs. Amortization of capitalized software development costs was $0.1 million in 2010. Direct costs of software developed for internal use are expensed during the preliminary project stage and capitalized during the application development stage.

Property, Plant and Equipment:

        Property, plant and equipment are recorded at cost and are stated net of accumulated depreciation. Depreciation is provided for on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are amortized on a straight-line basis over the shorter of the estimated useful life or the term of the lease. When assets are disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are included in results of operations. The Company capitalizes interest incurred related to construction of property, plant or equipment until it is ready for use. No capitalized interest was recorded during the years ended December 31, 2012, 2011, and 2010.

        The Company generally depreciates its assets over the following periods:

Years
Furniture, test or manufacturing equipment	5
Computers and software	2 - 3
Buildings	20
Automobiles	5
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets

        Depreciation expense was $4.4 million, $1.8 million, and $5.6 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Goodwill and Intangible Assets:

        Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired in a business combination. Goodwill is not amortized and is tested annually for impairment during the fourth quarter of the fiscal year and between annual tests if an event occurs or circumstances change in accordance with ASC 350 that would more likely than not reduce the fair value below its carrying amount. Impairment testing of goodwill is performed at a reporting unit level. In 2012, the Company adopted the Financial Accounting Standards Board ("FASB") revised guidance on "Testing of Goodwill for Impairment." Under this guidance, the Company has the option to choose whether it will apply the qualitative assessment first and then the quantitative assessment, if necessary, or to apply the quantitative assessment directly. For reporting units applying a qualitative assessment first, the Company starts the goodwill impairment test by assessing qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the Company determines that it is more likely than not the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is mandatory. Otherwise, no further testing is required. The quantitative impairment test consists of a comparison of the fair value of goodwill with its carrying value. For reporting units directly applying a quantitative assessment, the Company performs the goodwill impairment test by quantitatively comparing the fair values of those reporting units to their carrying amounts.

        Fair value of reporting units is generally determined using a discounted cash flow analysis. This approach uses significant estimates and assumptions including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates, determination of appropriate comparable entities and the determination of whether a premium or discount should be applied to comparables. In addition to the estimates of future cash flows, two of the most significant estimates involved in the determination of fair value of the reporting units are the discount rates and perpetual growth rate applied to terminal values used in the discounted cash flow analysis. The discount rates used in the cash flow models for the goodwill impairment testing considers market and industry data as well as specific risk factors for each reporting unit. The perpetual growth rates for the individual reporting units, for purposes of the terminal value determination, are generally set after an initial three-year forecasted period, although certain reporting units utilized longer forecasted periods, and are based on historical experience, market and industry data. The Company conducts its annual impairment test as of November 1 of each year.

        Intangible assets resulting from the acquisitions of entities accounted for using the acquisition method of accounting are estimated by management based on the fair value of assets received. Intangible assets with finite useful lives mainly consist of technologies and non-compete agreement and are amortized on a straight-line basis, generally, over four years. Intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If undiscounted expected future cash flows are less than the carrying value of the assets, an impairment loss is recognized based on the excess of the carrying amount over the fair value of the assets.

        For the years ended December 31, 2012, 2011 and 2010, the amortization, and impairment charges were totaled approximately $0.3 million, $0.8 million and $0.2 million, respectively. The Company's consolidated balance sheets had $Nil of goodwill and $Nil of intangible assets as of December 31, 2012, and $13.8 million of goodwill and $3.6 million of intangible assets as of December 31, 2011. See "Note 6—Cash, Cash Equivalents and Investments" and "Note 8—Goodwill and Purchased Intangible Assets."

Other than Temporary Impairment on Investment:

        The Company reviews its investments for an other-than-temporary impairment whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. Investments identified as having an indication of impairment are subject to further analysis to determine if the impairment is other-than-temporary and this analysis requires estimating the fair value of the investment. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value. The determination of fair value of the investment involves considering factors such as current economic and market conditions, the operating performance of the companies including current earnings trends and forecasted cash flows, and other company and industry specific information.

Impairment of Long-Lived Assets:

        Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If undiscounted expected future cash flows are less than the carrying value of the assets, an impairment loss is recognized based on the excess of the carrying amount over the fair value of the assets. Long-lived assets that are to be disposed of by sale are measured at the lower of book value or fair value less cost to sell. See "Note 7—Long-Lived Assets."

Advertising Costs:

        The Company expenses all advertising costs as incurred. Payment to customers for marketing development costs are accounted for as a reduction of the revenue associated with customers as incurred. For the years ended December 31, 2012, 2011, and 2010, advertising costs totaled $0.2 million, $0.5 million, and $0.7 million, respectively.

Restructuring Liabilities, Litigation and Other Contingencies:

        The Company accounts for its restructuring plans using the guidance provided in ASC 420 "Exit or Disposal Cost Obligations" and ASC 712 "Compensation—Nonretirement Postemployment Benefits". The Company accounts for litigation and contingencies in accordance with ASC 450, "Contingencies", which requires that the Company record an estimated loss from a loss contingency when information available prior to issuance of the Company's financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and the amount of loss can be reasonably estimated.

Third Party Commissions:

        The Company records accruals for commissions payable to third parties in the normal course of business. Such commissions are recorded based on the terms of the contracts between the Company and the third parties and paid pursuant to such contracts. Consistent with the Company's accounting policies, these commissions are recorded as cost of net sales in the period in which the liability is incurred. Management has performed, and continues to perform, follow-up procedures with respect to these accrued commissions. Upon completion of such follow-up procedures, if the accrued commissions have not been claimed and the statute of limitations, if any, has expired, the Company reverses such accruals. Such reversals are recorded in the Statement of Operations during the period management determines that the accruals are no longer necessary. The Company concluded that for certain of these accrued commissions the statute of limitations had expired in August and November 2010, two years after formal communication was sent to these agents. During the year ended December 31, 2010, approximately $6.0 million was released to cost of net sales as a result of the expiration of statute of limitations. During the year ended December 31, 2011, the Company did not release any accruals to cost of net sales as a result of the expiration of statute of limitations. During the year ended December 31, 2012, approximately $0.5 million was released to cost of net sales as a result of the expiration of statute of limitations.

Stock-Based Compensation:

        Stock-based compensation expense for all share-based payment awards granted is determined based on the grant-date fair value. Stock-based compensation expense for restricted stock awards is measured based on the closing fair market value of the Company's ordinary shares on the date of grant. Stock-based compensation expense for stock options is estimated at the grant date based on each option's fair value as calculated by Black-Scholes model. Stock-based compensation is expensed ratably on a straight-line basis over the requisite service period, which is generally the vesting term of the share-based payment awards. The performance-based restricted stock units are subject to the attainment of goals determined by the Compensation Committee of the Company's Board of Directors. The Company records the relevant stock-based compensation for the performance-based restricted stock units based on the probability of meeting the performance conditions.

Accumulated Other Comprehensive Income:

        Comprehensive income includes all changes in equity (net assets) during a period from non-owner sources. Other comprehensive income or loss for 2012, 2011, and 2010 is shown in the consolidated statement of operations and comprehensive income. As of December 31 of each of the two years indicated below, the components of accumulated other comprehensive income reported in the consolidated balance sheets were as follows:

	December 31,
	2012	2011
	(in thousands)
Foreign currency translation, net of tax	$79,621	$82,893

Accumulated other comprehensive income	$79,621	$82,893

        Accumulated other comprehensive income includes no material amounts related to noncontrolling interests.

Income Taxes:

        The Company is subject to income taxes in both the United States and numerous foreign jurisdictions. Significant judgment is required in evaluating the Company's tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company recognizes the tax benefit (expense) from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company recognizes interest expense and penalties related to income tax matters as part of the provision for income taxes.

        The Company recognizes deferred income taxes as the difference between the tax bases of assets and liabilities and their financial statement amounts based on enacted tax rates. Management judgment is required in the assessment of the recoverability of the Company's deferred tax assets based on its assessment of projected taxable income. Numerous factors could affect the Company's results of operations in the future. If there was a significant decline in the Company's future operating results, its assessment of the recoverability of its deferred tax assets would need to be revised, and any such adjustment to its deferred tax assets would be charged to income in that period. If necessary, the Company records a valuation allowance to reduce deferred tax assets to an amount management believes is more likely than not to be realized. Changes in estimates of taxable income in the future could result in reversal of the valuation allowances which would be credited to income in the year of reversal.

        The Company provides U.S. taxes on foreign undistributed earnings that are not considered to be permanently reinvested outside the United States.

Financial Instruments and Derivatives:

        Financial instruments consist of cash and cash equivalents, short and long-term investments, notes receivable, accounts receivable and payable and accrued liabilities. The carrying amounts of cash and cash equivalents, bank notes, accounts receivable and payable, notes receivable, and accrued liabilities approximate their fair values because of the short-term nature of those instruments. The fair value of long term investments in equity securities is determined based on quoted market prices or available information about investees.

        The Company may use derivative financial instruments to manage its exposures to foreign currency exchange rate changes. The objectives for holding derivatives include reducing, eliminating, and efficiently managing the economic impact of these exposures as effectively as possible. Derivative instruments are recognized as either assets or liabilities on the consolidated balance sheets. The Company measures those instruments at fair value and recognizes changes in the fair value of derivatives in earnings in the period of change unless the derivative qualifies as an effective hedge that offsets certain exposures. Such contracts are designated at inception to the related foreign currency exposures being hedged. The Company has not hedged any such transactions in 2012, 2011, and 2010.

Foreign Currency Translation:

        The Company's operations are conducted through international subsidiaries where the local currency is the functional currency and the financial statements of those subsidiaries are translated from their respective functional currencies into U.S. Dollars. All foreign currency assets and liabilities are translated at the period-end exchange rate and all revenues and expenses are translated at the average exchange rate for the period. The effects of translating the financial statements of foreign subsidiaries into U.S. Dollars are reported as a cumulative translation adjustment, a separate component of comprehensive income in stockholders' equity. The foreign currency translation gain/loss related to the remeasurement of transactions denominated in other than the functional currency is included in other income, net on the Company's consolidated statements of operations. In connection with this remeasurement process, the Company recorded losses of $4.7 million and $8.9 million in 2012 and 2011, respectively, and a gain of $8.0 million in 2010.

Earnings per Share:

        Basic earnings per share, or EPS, is computed by dividing net income (loss) available to holders of ordinary shares or common stockholders, by the weighted average number of the Company's ordinary shares outstanding, as applicable, during the period, which excludes unvested restricted stock. Diluted EPS presents the amount of net income (loss) available to each ordinary share, outstanding during the period plus each ordinary share that would have been outstanding assuming the Company had issued ordinary shares, for all dilutive potential ordinary shares outstanding during the period. The Company's potentially dilutive ordinary shares include outstanding stock options, unvested restricted stock and restricted stock units. For the year ended December 31, 2012, no potential ordinary shares were dilutive because of the net loss incurred in this year, therefore basic and dilutive EPS are the same. For the year ended December 31, 2011, 719,603 ordinary shares were dilutive. For the year ended December 31, 2010, no potential ordinary shares were dilutive because of the net loss incurred in that year, therefore basic and dilutive EPS were the same. The following table summarizes the total potential ordinary shares that were excluded from the diluted per share calculation, because to include them would have been anti-dilutive for the period.

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Anti-dilutive stock options and awards/units outstanding(2)	2,002	—	2,634

Total(1)	2,002	—	2,634

        The following table shows the calculation of dilutive shares used in calculation diluted earnings per share:

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Shares used in computation of basic earnings per share(2)	48,513	51,491	45,686
Total dilutive effect of outstanding stock awards(1)	—	150	—

Shares used in computation of diluted earnings per share(2)	48,513	51,641	45,686

(1)
Calculated using the treasury stock method, which assumes proceeds are used to reduce the dilutive effect of outstanding stock awards. Assumed proceeds include the unrecognized deferred compensation of share awards, and assumed tax proceeds from excess stock-based compensation deductions.

(2)
Authorized share capital of the company was amended by the consolidation of the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each effective from March 21, 2013. The shares used in computation of basic earnings per share and diluted earnings per share for 2012, 2011 and 2010 have been adjusted retroactively to reflect the one for three reverse share split.

Recent Accounting Pronouncements:

        In May 2011, the FASB issued amended standards to achieve a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards. For assets and liabilities categorized as Level 3 and recognized at fair value, these amended standards require disclosure of quantitative information about unobservable inputs, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements. In addition, these amended standards require that the Company discloses the level in the fair value hierarchy for financial instruments disclosed at fair value but not recorded at fair value. The Company adopted these standards in fiscal year 2012. The adoption of these amended standards did not significantly impact the Company's consolidated financial statements.

        In June 2011, the FASB issued amended standards to increase the prominence of items reported in other comprehensive income. These amendments eliminate the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity and require that all changes in stockholders' equity—except investments by, and distributions to, owners—be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, these amendments require that the Company presents on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented. Further, the requirement for presentation of reclassifications from other comprehensive income to net income on a line item basis contained in the new accounting standards update is presently subject to deferral by the FASB pending further evaluation. The Company adopted these standards in fiscal year 2012 and has chosen to present, a continuous statement of operation and comprehensive income.

        In September 2011, the FASB issued amended standards to simplify how entities test goodwill for impairment. These amended standards permit an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit in which goodwill resides is less than its carrying value. For reporting units in which this assessment concludes it is more likely than not that the fair value is more than its carrying value, these amended standards eliminate the requirement to perform further goodwill impairment testing as outlined in the previously issued standards. The Company adopted these standards in fiscal year 2012. The adoption of these amended standards did not significantly impact the Company's consolidated financial statements.

        In October 2012, the FASB issued ASU No. 2012-04, "Technical Corrections and Improvements" which clarifies the Codification or corrects unintended application of guidance and includes amendments identifying when the use of fair value should be linked to the definition of fair value in Topic 820, Fair Value Measurement. Amendments to the Codification without transition guidance are effective upon issuance effective for fiscal periods beginning after December 15, 2012. The Company is currently evaluating the effect of the adoption of this pronouncement on its financial condition, results of operations and cash flows.

        In January 2013, the FASB issued ASU 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities". The ASU clarifies that ordinary trade receivables and receivables are not in the scope of ASU 2011-11, "Disclosures about Offsetting Assets and Liabilities". ASU 2011-11 applies only to derivatives, repurchase agreements and reverse purchase agreements, and securities borrowing and securities lending transactions that are either offset in accordance with specific criteria contained in the Codification or subject to a master netting arrangement or similar agreement. The ASU if effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods and requires retrospective application for all comparative periods presented. The Company doesn't expect the adoption of this standard to have a material effect on the Company's financial condition, results of operations and cash flows.

        In February 2013, the FASB issued ASU 2013-02, which adds new disclosure requirements for items reclassified out of accumulated other comprehensive income ("AOCI"). The ASU is intended to help entities improve the transparency of changes in other comprehensive income (OCI) and items reclassified out of AOCI in their financial statements. It does not amend any existing requirements for reporting net income or OCI in the financial statements. New disclosure requirements are effective for fiscal periods beginning after December 15, 2012 and should be applied prospectively. As the new ASU impacts presentation requirements only, the Company doesn't expect the adoption of this standard to have a material effect on the Company's financial condition, results of operations and cash flows.

        In February 2013, the FASB issued ASU 2013-04, "Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation is Fixed at the Reporting Date". This update provides guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this update is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. GAAP. The guidance requires an entity to measure those obligations as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. The guidance in this update also requires an entity to disclose the nature and amount of the obligation as well as other information about those obligations. This update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. For nonpublic entities, the amendments are effective for fiscal years ending after December 15, 2014, and interim periods and annual periods thereafter. This update should be applied retrospectively to all prior periods presented for those obligations resulting from joint and several liability arrangements within the Update's scope that exist at the beginning of an entity's fiscal year of adoption. An entity may elect to use hindsight for the comparative periods (if it changed its accounting as a result of adopting the amendments in this Update) and should disclose that fact. Early adoption is permitted.

        In March 2013, the FASB issued ASU 2013-05, "Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity". This update provides that when a reporting entity (parent) ceases to have a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business (other than a sale of in substance real estate or conveyance of oil and gas mineral rights) within a foreign entity, the parent is required to apply the guidance in Subtopic 830-30 to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. However, this treatment does not apply to an equity method investment that is not a foreign entity. In those instances, the cumulative translation adjustment is released into net income only if the partial sale represents a complete or substantially complete liquidation of the foreign entity that contains the equity method investment. Additionally, the amendments in this update clarify that the sale of an investment in a foreign entity includes both (1) events that result in the loss of a controlling financial interest in a foreign entity (that is, irrespective of any retained investment) and (2) events that result in an acquirer obtaining control of an acquire in which it held an equity interest immediately before the acquisition date (sometimes also referred to as a step acquisition). Accordingly, the cumulative translation adjustment should be released into net income upon the occurrence of those events. This update is effective prospectively for fiscal years (and interim reporting periods within those years) beginning after December 15, 2013. Early adoption is permitted.

DIVESTITURES	12 Months Ended
Dec. 31, 2012
DIVESTITURES
DIVESTITURES

NOTE 3—DIVESTITURES

        During the year ended 2010, the Company completed its divestitures of China Packet Data Services Node ("PDSN") Assets, EMEA operations, IP Messaging and US PDSN Assets, and the Remote Access Server Product Line. During the year ended 2012, the Company completed its divestiture of the IPTV equipment business.

China PDSN Assets

        In the third quarter of 2010, the Company completed a sale of its China PDSN assets. The divested assets were part of the Multimedia Communications segment. After the close of the transactions, the Company remained the primary obligor for certain sales contracts that were in place prior to the close of the transaction. The Company allocated proceeds to each component of the sales agreement based on relative fair values and recorded a gain of $1.6 million upon closing of the transaction in September 2010. The Company determined that the sale of this product line did not meet the criteria for presentation as a discontinued operation because of the Company's continuing involvement. In the third quarter of 2011, the Company entered into a three-party assignment agreement to transfer and release substantially all of the remaining obligations in connection with the sale of China PDSN assets. The Company recognized a gain on divestiture of approximately $4.3 million in year 2011. The Company reassessed and concluded that the three-party assignment agreement was executed beyond the one year reassessment period after its completion of disposal, and there was no triggering event requiring an extension of the reassessment period beyond one year. Therefore, presentation of discontinued operations is not required. In 2012, the Company recognized a gain of $0.8 million as it successfully assigned all the remaining obligations associated with the China PDSN assets and released the related deferred gain at December 31, 2012, the Company had no remaining China PDSN deferred gain.

EMEA Operations

        In September 2010, the Company entered into an agreement to transfer its EMEA, or Europe, Middle East and Africa, operations for no consideration. In 2010, the Company recognized expenses of approximately $0.9 million as a divestiture loss for its obligations primarily arising out of local statutory requirements such as severance fund for transferred employees and other miscellaneous operational costs. The Company had paid approximately $0.7 million to the buyer in 2010 and $1.0 million remains in the accrual balance.

        On May 20, 2011, the Company received a Summary Summons from the High Court of Ireland filed by the buyer, which alleged that the Company owed the buyer certain amounts under the original transfer agreement. On Sep 17 2012, the High Court of Ireland accepted the Notice of Discontinuance submitted by the buyer and with the payment of approximately $0.6 million paid by the Company to the buyer, which was recorded as offset to the remaining $1.0 million accrued balance and resulted in an additional gain on the divestiture in 2012, the matter was officially closed. The Company determined that the sale of its EMEA operations did not meet the criteria for presentation as a discontinued operation because EMEA did not meet the definition of a component of an entity and the Company has continued involvement with its EMEA operations.

IP Messaging and US PDSN Assets

        In June 2010, the Company completed a sale of its IP Messaging and US PDSN Assets as part of its strategy to focus on core IP-based product offerings. The divested assets were located in North America, Caribbean, and Latin America regions and were part of the Multimedia Communications segment. Consideration for the approximately $1.7 million of net liabilities transferred included approximately $0.4 million cash proceeds plus potential additional contingent consideration of up to $1.6 million based on future cash collection of transferred receivables. A gain of $2.1 million, net of taxes, was recognized in June 2010 as a reduction to operating expenses. In the third and fourth quarter of 2010, the Company received $0.9 million of contingent consideration and recognized an additional gain on the divestiture. In the first and fourth quarters of 2011, the Company received $0.2 million of contingent consideration which it recognized as additional gain on the divestiture, in the second quarter of 2012, the Company received $0.1 million of contingent consideration which it recognized as additional gain on the divestiture. The Company determined that the sale of these product lines did not meet the criteria for presentation as a discontinued operation as these product lines did not meet the definition of a component of an entity.

Sale of Remote Access Server product line

        In January 2010, the Company completed a sale of certain assets and liabilities related to its Remote Access Server, or RAS, product line and received total consideration of approximately $1.5 million. The primary RAS product was the Total Control 1000 Transaction Gateway, which offers the market a proven processing platform for carrier-class transaction network service providers and enterprises for dial-up connectivity. In the first quarter of 2010, the Company transferred net liabilities of approximately $0.3 million in connection with this transaction and recorded a net gain of $1.8 million as a reduction of operating expenses. The Company did not have any activity associated with this divestiture in 2011 and 2012. The Company determined that the divestiture of the RAS product line did not meet the criteria for presentation as a discontinued operation as the RAS product line did not meet the definition of component of an entity.

IPTV operations

        On August 31, 2012, the Company completed a sale of its IPTV business to an entity founded by a former employee, who was our former CEO, and paid a total consideration of approximately $30.0 million related to the net liabilities transferred. In connection with the transaction, the Company transferred approximately $41.4 million in current assets, $1.2 million in property, plant and equipment and other long term assets and $74.1 million in liabilities, and as a result, the Company recorded a net loss of $17.5 million during 2012 related to the transaction, which primarily consists of the $1.5 million gain on the net release of liabilities, offset by $13.4 million of severance-related amounts either paid to the buyer or accrued for payments to terminated IPTV employees, write-off of $3.8 million of prepaid VAT no longer recoverable due to the disposition, and $1.7 million of transaction costs. As of December 31, 2012, the remaining unpaid balance related to the divestiture was approximately $0.6 million, which was paid in April of 2013. Due to the delay of customer contract assignments, the Company is still the primary obligor for most of the contracts as they were not legally assigned to the buyer. Therefore, the Company was not able to derecognize the related liabilities of those un-assigned contracts. Since all of the economic risks and benefits of the un-assigned contracts had been transferred to the buyer of the IPTV business, the company has recorded a portion of the payment ($22.7 million) made to the buyer at the time of the divestiture as the deferred cost to offset the remaining liabilities (deferred revenue and customer advances) related to those un-assigned contracts. Although the deferred costs and related deferred revenue and customer advances have not been transferred to the buyer at the time of sale, those costs, and this $22.7 million, have been included in the calculation of the loss on divestiture discussed above. As of December 31, 2012, the Company had liabilities and deferred service costs of $47.3 million related to those un-assigned contracts. The Company will continue to recognize revenue for those unassigned contracts when they meet the revenue recognition criteria. As the same time, the Company will recognize an equal amount of deferred costs associated with those contracts. Therefore, there will be no gross margin impact from the future revenue recognition of these unassigned contracts. During the post divestiture period in 2012, the Company recorded $2.2 million in revenues and related costs in the statements of operations relating to these unassigned contracts. Moreover, on August 31, 2012, UTStarcom Hong Kong Holdings Ltd., previously a subsidiary prior to its disposal to the buyer as part of the sale of the IPTV business, issued a convertible bond (the "Convertible Bond") to UTStarcom Hong Kong Ltd., a subsidiary of the Company, in the principal amount of $20.0 million, which said principal amount was paid by the Company in cash. According to the terms of the Convertible Bond, the Convertible Bond bears interest at 6.5% per annum and will be mature on August 31, 2017 (the Maturity Date). On or prior to the Maturity Date, upon UTStarcom Hong Kong Holdings Ltd achieving breakeven on its statement of operations(the "P&L run-rate breakeven"), $5.0 million of principal of the Convertible Bond will be converted into 8% of the outstanding shares of UTStarcom Hong Kong Holding Ltd. At the Maturity Date, the Company may convert the outstanding principle amount of the Convertible Bond and all accrued and unpaid interest into fully paid and nonassessable ordinary shares of UTStarcom Hong Kong Holding Ltd. equal to 25% (if 8% of shares specified above have been issued) or 33% of the outstanding shares of UTStarcom Hong Kong Holding Ltd or may elect repayment in cash. During the years ended December 31, 2012, 2011 and 2010, the IPTV business accounted for $29.5 million, $141.4 million and $152.6 million, respectively of the Company's revenues. The Company determined that the divestiture of IPTV business did not meet the criteria for presentation as a discontinued operation due to the significant continuing involvement of the Company in the IPTV operations. The Convertible Bond has been classified as available-for-sale securities subject to fair value accounting. See Note 6—Cash, Cash Equivalents and Investments.

COMPREHENSIVE INCOME/LOSS	12 Months Ended
Dec. 31, 2012
COMPREHENSIVE INCOME/LOSS
COMPREHENSIVE INCOME/LOSS

NOTE 4—COMPREHENSIVE INCOME/LOSS

        Total comprehensive income (loss) for the years ended December 31, 2012, 2011 and 2010 consisted of the following:

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Net income (loss)	$(35,579)	$11,777	$(65,290)
Other Comprehensive income (loss)
Foreign currency translation	(3,272)	13,470	(1,425)

Total Comprehensive income (loss)	(38,851)	25,247	(66,715)

Comprehensive loss attributable to noncontrolling interests(1)	1,194	1,610	161

Comprehensive income (loss) attributable to UTStarcom Holdings Corp	$(37,657)	$26,857	$(66,554)

(1)
Comprehensive loss attributable to noncontrolling interests consisted solely of net loss.

        The changes in noncontrolling interests during the years ended December 31, 2012, 2011 and 2010 were as follows:

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Balance at beginning of period	$6,401	$8,011	$792
Comprehensive loss attributable to noncontrolling interests	(1,194)	(1,610)	(161)
Noncontrolling interests arising from an acquisition	—	—	7,380
Noncontrolling interests reducing from deconsolidation	(4,393)	—	—

Balance at end of period	$814	$6,401	$8,011

BALANCE SHEET DETAILS	12 Months Ended
Dec. 31, 2012
BALANCE SHEET DETAILS
BALANCE SHEET DETAILS

NOTE 5—BALANCE SHEET DETAILS

        The following tables provide details of selected balance sheet items:

	December 31, 2012	December 31, 2011
	(in thousands)
Inventories:
Raw materials	$3,833	$9,334
Work in process	2,574	1,721
Finished goods(1)	19,621	23,207

Total Inventory	$26,028	$34,262

(1)
Includes finished goods at customer sites of approximately $14.4 million and $13.2 million at December 31, 2012 and 2011, respectively, for which the customer has taken possession, but based on specific contractual terms, title has not yet passed to the customer.

        Inventory of approximately $0.1 million and $0.4 million held by the Company's manufacturing outsource partner are recorded in "Prepaids and other current assets" in the consolidated balance sheet as of December 31, 2012 and December 31, 2011, respectively. The Company recorded a $14.6 million inventory write-down in 2010 for MSAN and MSTP for two international customer contracts due to the reduction in product demands.

	December 31, 2012	December 31, 2011
	(in thousands)
Prepaids and other current assets
Notes Receivable	$—	$48
Prepaid-Tax	8,517	14,762
Advance to Suppliers	3,064	1,494
Deferred Taxes—Current	3,493	1,499
Other Receivable(1)	9,890	6,251
Prepaid others	2,190	5,188

Total Prepaids and other current assets	$27,154	$29,242

(1)
The other receivable balance as of December 31, 2012 included a loan of approximately $4.0 million made in the fourth quarter of 2012 to ESA Cultural Investment (Hong Kong) limited, a movie investment company with its operations located in Beijing. The Company signed the agreement to lend a total amount of $5.6 million in the fourth quarter of 2012. The loan bears interest at 20% per annum and will be mature on December 31, 2013. The Company paid the remaining part of the loan to ESA Cultural Investment (Hong Kong) limited in the first quarter of 2013.

	December 31, 2012	December 31, 2011
	(in thousands)
Property, plant and equipment, net:
Buildings	$—	$253
Leasehold improvements	9,992	20,475
Automobiles	2,055	3,965
Software	28,542	29,542
Equipment and Furniture	69,523	110,048
Others	804	342

Total	110,916	164,625

Less: accumulated depreciation and impairment	(102,050)	(152,426)

Total Property, plant and equipment, net	$8,866	$12,199

        During 2012, in connection with the IPTV divestiture (See Note 3—Divestiture) and the deconsolidation of iTV (See Note 6—Cash, Cash equivalents and Investments), the Company derecognized property, plant and equipment of $9.1 million with accumulated depreciation of $8.2 million and $2.0 million with accumulated depreciation of $0.6 million, respectively. Additionally, the Company wrote off $45.3 million with accumulated depreciation of $45.2 million and $19.9 million with accumulated depreciation of $19.8 million of fully depreciated property, plant and equipment in the years 2012 and 2011, respectively. It also included a $0.9 million accelerated amortization of Beijing Office leasehold improvement due to early termination in 2012.

	December 31, 2012	December 31, 2011
	(in thousands)
Other current liabilities:
Accrued contract costs	$4,325	$9,876
Accrued payroll and compensation	7,341	13,407
Warranty costs	1,329	4,660
Accrued professional fees	2,103	4,531
Accrued other taxes	4,219	5,035
Restructuring costs	—	1,692
Other	6,883	11,117

Total other current liabilities	$26,200	$50,318

	December 31, 2012	December 31, 2011
	(in thousands)
Other long-term liabilities
Non Current Income Tax Payable	$16,128	$17,476
Non Current Deferred Tax Liability	133	960
Non Current Deferred Rent	878	942
Others	3,798	3,509

Total other long-term liabilities	$20,937	$22,887

CASH, CASH EQUIVALENTS AND INVESTMENTS	12 Months Ended
Dec. 31, 2012
CASH, CASH EQUIVALENTS AND INVESTMENTS
CASH, CASH EQUIVALENTS AND INVESTMENTS

NOTE 6—CASH, CASH EQUIVALENTS AND INVESTMENTS

        Cash and cash equivalents, consisting primarily of bank deposits and money market funds, are recorded at cost which approximates fair value because of the short-term nature of these instruments. There was no available-for-sale securities included in cash and cash equivalents at December 31, 2012 or December 31, 2011.

        Short-term investments consist of bank notes of $0.3 million and $2.4 million at December 31, 2012 and December 31, 2011, respectively. The Company accepts bank notes receivable with maturity dates of between three and six months from its customers in China in the normal course of business. The Company may discount these bank notes with banking institutions in China. No bank notes were sold during the years ended December 31, 2012, 2011 and 2010.

        The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

        There were no available-for-sale securities subject to fair value accounting at December 31, 2011. All long-term investments at December 31, 2011 were in privately-held companies and were accounted for under the cost or equity method. As at December 31, 2012, the Company had investments in convertible bonds and redeemable preferred stock which were classified as available-for-sale securities and are subject to fair value accounting. Investments in debt securities classified as available for sale will be measured subsequently at fair value in the statement of financial position. An impairment charge will be recognized by the Company when a decline in the fair value below the cost basis is judged to be other-than-temporary.

        The following table shows the break-down of the Company's total long-term investments as of December 31, 2012 and December 31, 2011:

	Accounting Method	December 31, 2012	December 31, 2011
		(in thousands)
Cortina	Cost Method	$3,348	$3,348
GCT SemiConductor, Inc.	Cost Method	811	3,000
Xalted Networks	Cost Method	279	1,133
SBI	Cost Method	2,306	1,945
iTV Media Inc.	Cost Method	14,894	—

Investment using Cost Method Total		21,638	9,426

ACELAND	Equity Method	2,109	2,109
Beijing Bodashutong Technology	Equity Method	577	572
Shareholder Loan to ACELAND	Equity Method	7,119	7,119

Investment using Equity Method Total		9,805	9,800

iTV Media Inc.	Available for sale	3,000	—
AioTV	Available for sale	8,000	—
UTStarcom Hong Kong Holdings Ltd	Available for sale	20,000	—

Investments Classified as available-for-sale Total		31,000	—

Total Investment		$62,443	$19,226

Cortina

        In September 2004, the Company invested $2.0 million in Series A preferred stock of ImmenStar, Inc., or ImmenStar. ImmenStar was a development stage company that designed a chip that was used in the Company's product. This investment was accounted for under the cost method. In February 2007, ImmenStar was acquired by Cortina Systems, Inc., or Cortina. In exchange for the Company's investment in ImmenStar, the Company received 3.6 million shares of Series D Preferred Convertible Stock of Cortina at $0.837 per share, $1.8 million cash in March 2007 and received an additional 0.4 million shares of Series D Preferred Convertible Stock at $0.837 per share and $0.2 million cash from escrow during 2008. The Company owns an approximately 1% interest of Cortina at both December 31, 2012 and 2011 and accounts for the investment in Cortina using the cost method.

GCT Semiconductor

        In October 2004, the Company invested $3.0 million in Series D preferred convertible stock of GCT Semiconductor, Inc., or GCT. This investment represents approximately a 2% interest in GCT Semiconductor, Inc., which designs, develops and markets integrated circuit products for the wireless communications industry. This investment is accounted for under the cost method. In the fourth quarter of 2012, the Company reassessed the fair value of its investment in GCT (level 2 within the fair value hierarchy) based on reviewing GCT's operational performance, cash position, financing needs and the stock price of latest private equity financing obtained by GCT, and as a result recorded a $2.2 million impairment charge in impairment of long-lived assets and long term investments, net due to an other-than-temporary decline in the fair value of GCT.

Xalted Networks, or Xalted

        In May 2005 and August 2005, the Company invested $2.0 million and $1.0 million, respectively, in Xalted. In March 2006, the Company invested an additional $0.3 million in Xalted. Xalted is a development stage company providing telecommunication operator customers with a comprehensive set of network systems, software solutions and service offerings. The Company had less than a 10% ownership interest at December 31, 2012 and 2011, on a fully diluted basis, in Xalted and accounts for the investment using the cost method. During the third quarter of 2009, management re-evaluated the carrying value of this investment, including reviewing Xalted's cash position, recent financing activities, financing needs, earnings/revenue outlook, operational performance, and competition. Based on this review, the Company determined that the decline in Xalted's fair value was other-than-temporary and recorded a $1.7 million impairment charge for this investment in other income, net in the third quarter of 2009. In the second quarter of 2011, Xalted completed a share exchange agreement with Kranem Corporation, or Kranem, a public company listed in Over the Counter Bulletin Board. This transaction was recorded as a reverse recapitalization. As a result of this transaction, Xalted became a holding company which did not have any operations other than owning 35% of the issued and outstanding shares of Kranem. In the fourth quarter of 2011, the Company reassessed the fair value of its investment in Xalted (level 2 within the fair value hierarchy) based on the share price of Kranem, and as a result recorded a $0.5 million impairment charge in other income (expense), net due to an other-than-temporary decline in the fair value of Xalted. In the third quarter of 2012, the Company reassessed the fair value of its investment in Xalted (level 2 within the fair value hierarchy) based on the share price of Kranem, and as a result recorded a $0.8 million impairment charge in impairment of long-lived assets and long term investments, net due to an other-than-temporary decline in the fair value of Xalted.

SBI NEO Technology A Investment LPS, or SBI

        In 2008, the Company invested $0.5 million into SBI in exchange for approximately 2% of the Partnership interest. The Partnership's investment objective is to invest in unlisted or listed companies in Japan and overseas that are engaged in high growth businesses, including businesses focused on information technology and the environment. In the fourth quarter of 2012, the first quarter of 2011 and 2010, the Company contributed an additional $0.6 million, $0.7 million and $0.7 million into SBI, respectively, and maintained a partnership interest of approximately 2% as of December 31, 2012. The Company has concluded that it does not have a controlling interest in SBI as it does not have the power to direct the activities of SBI that most significantly impact the entity's economic performance nor does it have significant influence over SBI. Affiliates of a related party have a controlling interest in SBI. See "Note 20—Related Party Transactions." The Company accounts for the investment in SBI using the cost method.

ACELAND Investment Limited

        In December 2010, the Company invested $2.1 million into ACELAND. ACELAND is a joint venture entity with ZTE H.K. Limited. The entity's investment objective is to participate in the investment in Wireless City Planning operated by Softbank to develop XGP business. Pursuant to the investment agreement, in the second quarter of 2011, the Company extended a shareholder loan to ACELAND in the amount of $7.1 million which could be used by ACELAND to subscribe for Class B Wireless City Planning shares. The shareholder loan was made by all shareholders of ACELAND in proportion to their equity interests in ACELAND. Based on the terms of the loan which make repayment contingent on certain events, the Company accounted for it as an equity investment.

        The Company owned an approximately 35% interest in ACELAND at December 31, 2012 and continues to account for the investment in ACELAND using the equity method. ACELAND did not incur any significant income or losses in 2012 and 2011as it is a holding company and accounts for its sole investment on the cost basis.

Beijing Bodashutong Technology Development Co. Ltd.

        In December 2011, the Company invested $0.6 million into Beijing Bodashutong Technology Development Co. Ltd, or Bodashutong, through its subsidiaries, Shidazhibo (Beijing) Culture and Media Co. Ltd. and UTStarcom (China) Co., Ltd., with the investment objective of providing broadband solutions and comprehensive telecom technology services for a new affordable housing development in Beijing, China. The Company owned a 30% equity interest of Bodashutong as of December 31, 2012, and accounts for this investment using the equity method.

        On September 21, 2012, the Board of Directors of Bodashutong approved a Board Resolution which approved Shidazhibo (Beijing) Culture and Media Co. Ltd to transfer its equity interest in Bodashutong to the other three shareholders of Bodashutong equally at a consideration equal to the initial investment amount of $0.6 million. The equity transfer was subject to approval from State-owned Assets Supervision and Administration Commission of the State Council. Such approval was obtained in February 2013 and the equity interest transfer was completed in March 2013.

AioTV Inc.

        In November 2012, the Company invested $8 million in Series B Preferred Stocks of AioTV Inc, or AioTV, at $0.320937 per share. AioTV stands for "all-in-one TV" and is an international cloud-based video aggregation and distribution platform. The investment objective is to give the Company access to technology that will support its rollout of subscription-based, value-added media services. The Company owned a 44% equity interest in AioTV as of December 31, 2012. The preferred stock has been classified as available-for-sale securities as they are not considered to be in-substance common stock due to their redemption feature and is thus subject to fair value accounting. As of December 31, 2012, the Company considered there was no material change to the fair value of the preferred stock as considering there had been no significant changes in the AioTV's business and financial conditions during the relatively short period since the investment was made in November 2012.

UTStarcom Hong Kong Holdings Ltd.,

        UTStarcom Hong Kong Holdings Ltd., previously a subsidiary prior to its disposal to the buyer as part of the sale of the IPTV business, is an entity owned by the former CEO of the Company, and is not a subsidiary of the Company. On August 31, 2012, the Company completed a sale of its IPTV business to entity founded by a former employee, who was our former CEO, and paid approximately $30.0 million. In connection with this transaction, the Company recorded a net loss of $17.5 million during 2012 as a result of this sale transaction. On the same day, UTStarcom Hong Kong Holdings Ltd., issued a convertible bond (the "Convertible Bond") to UTStarcom Hong Kong Ltd., a subsidiary of the Company, in the principal amount of $20.0 million. According to the terms of the Convertible Bond, the Convertible Bond bears interest at 6.5% per annum and will mature on August 31, 2017 (the Maturity Date). On or prior to the Maturity Date, if UTStarcom Hong Kong Holdings Ltd. achieves operating income break-even, $5.0 million of principal of the Convertible Bond will be converted automatically into 8% of the outstanding shares of UTStarcom Hong Kong Holdings Ltd. . At the Maturity Date, the holder may convert the outstanding principal amount of the Convertible Bond and all accrued and unpaid interest into fully paid and nonassessable ordinary shares of UTStarcom Hong Kong Holdings Ltd. equal to 25% (if 8% of shares specified above are issued) or 33% of the outstanding shares of UTStarcom Hong Kong Holdings Ltd. or may elect repayment in cash. The Convertible Bond was classified as available-for-sale securities subject to fair value accounting. As of December 31, 2012, the fair value of the Convertible Bond approximates $20 million. To estimate its fair value, the Company used the Cox, Ross and Rubinstein Binomial Model ("Binomial-Model"), which is based on the fair value of invested capital evaluated by an income approach. The significant inputs for the valuation model included the following:

Years Ended December 31
Total fair value of Invested capital as at valuation date	40,000
Risk free rate of interest	1.25%
Dividend Yield	3%
Maturity Date	2017/8/30
Volatility	51.9%

        The fair value of the invested capital has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate of 35% by using the weighted average cost of capital method.

        Risk free rate of interest adopted for the valuation were estimated based on the market yield of China Government international bond with maturity similar to the expected term of the Convertible Bond.

        Dividend yield was calculated to be 3% considering a debt to equity ratio of 50:50 throughout the Convertible Bond's holding period per Management's estimation. The coupon rate carried by the debt portion is 6.5% per annum whilst the expected dividend yield for equity portion is assumed to be zero by the Management given the fact that the underlying IPTV business is still in an early stage.

        Maturity date is the time to maturity of the Convertible Bond according to the investment agreement.

        The expected equity volatility were estimated based on the annualized standard deviation of the daily return embedded in the historical stock price of comparable companies with a time horizon close to the expected term determined based on the maturity date.

iTV

        On October 16, 2010, the Company entered into an Ordinary Shares Purchase Agreement with iTV and Smart Frontier, the sole shareholder of iTV, to enable the Company to launch an Internet TV platform to generate revenue through subscription, advertising and value-added service in the coming years. Pursuant to the Ordinary Shares Purchase Agreement, the Company agreed to purchase from Smart Frontier 5,100,000 ordinary shares of Stage Smart held by Smart Frontier, or the Purchased Shares, for an aggregate purchase price of $10.0 million. The Purchased Shares constituted 51% of the total shares of iTV which were held by Smart Frontier. The purchase price for the Purchased Shares was paid in the form of the number of the Company's ordinary shares calculated by dividing $10.0 million by the average closing price per share of the Company's ordinary shares quoted on the NASDAQ stock market for the thirty day period immediately preceding the date of closing of the transaction which management believes closely approximated the market value on the day of issuance subject to customary closing conditions. Pursuant to the Ordinary Shares Purchase Agreement, the Company has the right to repurchase the Company's shares issued in exchange for iTV's ordinary shares held by the Company if, by the one year anniversary of the closing date, regulatory approvals had not been obtained as outlined in the post-closing covenants. Concurrent with entering into the Ordinary Shares Purchase Agreement, the Company also entered into a Series A Preference Shares Purchase Agreement with iTV and its affiliated entity, its wholly owned subsidiaries, and Smart Frontier. Pursuant to the Series A Preference Shares Purchase Agreement, the Company agreed to purchase from iTV 9,600,000 Series A Preference Shares of iTV at a price of $2.08333 per share, for an aggregate cash consideration of $20.0 million. Under certain conditions, shares of Series A Preference Shares are convertible into ordinary shares on a 1:1 basis. Series A Preference Shares have equal voting rights as ordinary shares. They are entitled to cumulative dividends at a rate of 8% of the original issue price and can also participate in other dividends declared by iTV. The Purchase Shares and the Series A Preference Shares together constitute 75% of the total shares of iTV which gave the Company control over iTV. The Company recorded this transaction as an acquisition of a business.

        The transactions closed on November 8, 2010. The Company issued 4,473,272 (or 1,491,091 after reverse share split) ordinary shares to Smart Frontier with a fair value of $ 9.8 million based on the market price of the Company's ordinary share as at November 8, 2010 for the purchase price of $10.0 million for the iTV ordinary shares and made cash payments of $20.0 million to iTV for the purchase of Series A Preference Shares. As a result of the acquisition, the Company recorded intangible assets of $5.0 million, and goodwill of $13.8 million which represented the excess of the purchase price over the net tangible and intangible assets acquired. Goodwill mainly consisted of the extensive knowledge and expertise of the management team in the Internet TV industry complemented by the execution ability of the operation team. The amortizable intangible assets acquired consisted of estimated fair values of iTV's technology platform of $4.7 million and non-compete agreements signed with key executives upon closing of the transaction of $0.3 million. The Company amortized these intangible assets on a straight-line basis over an estimated weighted-average life of 4 years.

        On October 16, 2011, the Company and the iTV shareholders agreed to extend the date of exercising its repurchase right from the original date of October 16, 2011 to April 16, 2012. On April 15, 2012, the Share Exchange Agreement was entered into by the Company and the iTV shareholders to exercise the repurchase right. The transaction was effective on June 4, 2012 and the transfer was completed on June 21, 2012. Upon the execution of the Share Exchange Agreement, 4,473,272 (or 1,491,091 after reverse share split) UTStarcom ordinary shares previously held by Smart Frontier were transferred back to the Company as treasury shares and the 5,100,000 ordinary shares of Stage Smart Limited previously held by UTStarcom were transferred back to Smart Frontier Holdings Limited. After the repurchase, the Company decreased its ownership in iTV from 75% to approximately 49% and reduced its representation on the iTV board of directors from three to two out of a total of five board seats, which triggered deconsolidation of iTV from its consolidated financial statements starting from June 21, 2012. As a result of the repurchase, the Company measured the fair value of its retained interests in the Series A Preference Shares of iTV at the date of losing control, which amounted to $14.9 million. Upon the deconsolidation, the Company derecognized the assets (including intangible assets and goodwill) and liabilities of iTV at their carrying amounts on the date control was lost, derecognized the carrying amount of any NCI at the date control was lost (including any components of accumulated other comprehensive income attributable to it), and recognized the fair value of the proceeds from the transaction. There was no material gain or loss resulting from the transaction. Since the remaining Series A Preference Shares of iTV invested by the Company did not qualify as the in-substance common stock due to their substantive liquidation preference, the Company uses the cost method to account for the investment the iTV Series A preference shares after the deconsolidation.

        On December 3, 2012, iTV issued a convertible bond to the Company for cash in the principal amount of $3.0 million which shall be convertible into the preference shares issued in a qualified financing, as defined in the convertible bond agreement, or additional Series A Preferred Stock, if a qualified financing is completed. The conversion price per share equals to the lesser of 85% of the per share price paid to the other purchaser of preference shares sold in the qualified financing and the price per share of the Series A Preferred Stock paid by the Compnay. According to the terms of the convertible bond, the convertible bond bears interest at 6.5% per annum and will mature on December 31, 2013. The convertible bond was classified as available-for-sale securities subject to fair value accounting. As of December 31, 2012, the Company considered that there was no material change to the fair value of the convertible bond as there had been no significant changes in the business and financial conditions of iTV during the relatively short period since the convertible bond was purchased in December 2012. As a result of our investment in the convertible bond, we have reassessed our investment in the Series A preference shares. We continue to account for them using the cost method as at December 31, 2012 as they still do not qualify as in-substance-common stock due to their substantive liquidation preference.

  Fair Value Measurements

        Pursuant to the accounting guidance for fair value measurements and its subsequent updates, fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. The accounting guidance also establishes a three-tier fair value hierarchy which requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. The fair value hierarchy prioritizes the inputs into three levels that may be used in measuring fair value as follows:

  Level 1—observable inputs such as quoted prices in active markets for identical assets or liabilities.

  Level 2—inputs other than the quoted prices in active markets for identical assets or liabilities that are observable either directly or indirectly.

  Level 3—unobservable inputs based on the Company's assumptions.

        In January 2010, the FASB issued amended standards that require additional fair value disclosures. These disclosure requirements are effective in two phases. In the first quarter of 2010, the Company adopted the requirements for disclosures about inputs and valuation techniques used to measure fair value as well as disclosures about significant transfers between hierarchy levels. Beginning in the first quarter of 2011, these amended standards require presentation of disaggregated activity within the reconciliation for fair value measurements using significant unobservable inputs (Level 3). The company has adopted the requirement for the disclosure.

        The Company's financial instruments consist principally of cash and cash equivalents, short-term investments, restricted cash, accounts receivable, long-term investments, accounts payable and certain accrued expenses. Short-term investments are limited to bank notes with original maturities longer than three months and less than one year. As of December 31, 2012 and 2011, the respective carrying values of financial instruments except for long-term investments approximated their fair values based on their short-term maturities. As of December 31, 2012, the combined fair value of the entity's long term investments in available-for-sale Level 3 convertible bond and redeemable securities was $31.0 million, which is the same as their carrying value.

        The following is a summary of available-for-sales investments as of December 31, 2012:

	Amortized cost	Unrealized Gains	Unrealized Losses for More Than 12 months	Estimated fair value
	(in thousands)
Convertible bonds of privately-held company	$23,000	—	—	$23,000
Preferred convertible shares of privately-held company	$8,000	—	—	$8,000

Total available-for-sales Investments	$31,000	—	—	$31,000

        Financial assets measured and recognized at fair value on a recurring basis and classified under the appropriate level of the fair value hierarchy as described above were as follows:

	Level 1	Level 2	Level 3	Total
	(in thousands)
As of December 31, 2012
Short-term investment	$296	$—	$—	$296

Long-term investment	$—	$—	$31,000	$31,000

As of December 31, 2011
Short-term investment	$2,372	$—	$—	$2,372

        As of December 31, 2012 and 2011, the Company's financial assets measured on a non-recurring basis included $31.4 million and $19.2 million of equity investments in privately-held companies, respectively.

LONG-LIVED ASSETS	12 Months Ended
Dec. 31, 2012
LONG-LIVED ASSETS
LONG-LIVED ASSETS

NOTE 7—LONG-LIVED ASSETS

        In December 2009, the Company entered into a Sale Leaseback Agreement for the sale of its manufacturing, R&D and administrative office facility in Hangzhou, China, or the Hangzhou facility, to a third party for proceeds of approximately $138.8 million and the leaseback of approximately one-third of the property through 2016. As of May 31, 2010, the Company had received all of the sales proceeds and met all criteria for consummation of sale of the Hangzhou facility. On May 31, 2010, the Company and the buyer agreed that all conditions precedent to the closing had been met and the leaseback commenced on June 1, 2010.

        In connection with the Sale Leaseback Agreement, on February 1, 2010, the Company entered into a Lease Contract, or the Leaseback, with respect to the leaseback of a portion of the Hangzhou facility. Under the terms of the Leaseback, the Company would lease back 71,027 square meters of gross floor area, or GFA, aboveground and 12,000 sqm GFA underground of the building for a period of 6 years at a rate of approximately $0.37, $0.44 and $0.47, respectively, per sqm per day for years 1-2, 3-4 and 5-6, respectively, of the lease period for the aboveground space; and approximately $3.66 per sqm per month for the underground space for the full lease period. The Company was also required to pay a security deposit in the amount of approximately $1.8 million and prepay part of the rent and fees for the last six months of the lease term in the amount of approximately $3.4 million upon lease inception on June 1, 2010. The Company could terminate all or part of the Leaseback by giving six months advance notice; however, the Company would be required to pay penalties and additional compensation in the event of early termination. The Company had concluded that the Lease qualified as an operating lease at the inception of the lease.

        In December 2010, the Company decided to terminate the lease of the Hangzhou facility in June 2011 and notified the landlord on December 8, 2010, six months in advance, according to the termination clause in the Sale Leaseback Agreement. A termination agreement was signed between the landlord and the Company in June 2011 and both parties agreed to terminate the lease on June 30, 2011. The Company paid early termination penalties of approximately $9.8 million in total to the landlord in 2010 and 2011.

        In March 2011, the Company entered into a noncancelable Lease Agreement, or Lease, for its R&D and administrative office in Hangzhou, China. Under the terms of the Lease, the Company would lease 35,425 square meters of gross floor area above ground of the buildings, including common areas, through July 15, 2016. The Company was entitled to a free rental period through July 15, 2011. The annual lease payment is $1.6 million, with an escalation rate of 9% starting from the fourth year of the lease. The Company has priority over third parties if it desires to renew the lease. The Company was also required to pay a security deposit in the amount of approximately $0.5 million. The Company may terminate all or part of the Lease by giving six months advance notice; however, the Company would be required to pay penalties and additional compensation, subject to a maximum of six months of lease payments, in the event of early termination. The Lease commenced on March 7, 2011 and the lease expense is being recognized using the straight-line method. The Company has concluded that the Lease qualifies as an operating lease. In April 2013, the Company has given up a portion of the lease due to its vacancy through the contractual early termination process. See "Note 12—Commitments and Contingencies" for future minimum lease payments.

GOODWILL AND PURCHASED INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2012
GOODWILL AND PURCHASED INTANGIBLE ASSETS
GOODWILL AND PURCHASED INTANGIBLE ASSETS

NOTE 8—GOODWILL AND PURCHASED INTANGIBLE ASSETS

        On October 16, 2010, the Company entered into an Ordinary Shares Purchase Agreement with iTV and Smart Frontier, the sole shareholder of iTV, to enable the Company to launch an Internet TV platform to generate revenue through subscription, advertising and value-added service in the coming years. Pursuant to the Ordinary Shares Purchase Agreement, the Company agreed to purchase from Smart Frontier 5,100,000 ordinary shares of Stage Smart held by Smart Frontier, or the Purchase Shares, for an aggregate purchase price of $10.0 million. The Purchased Shares constituted 51% of the total shares of iTV then held by Smart Frontier. The purchase price for the Purchased Shares was paid in the form of the number of the Company's ordinary shares calculated by dividing $10.0 million by the average closing price per share of the Company's ordinary shares quoted on the NASDAQ stock market for the thirty day period immediately preceding the date of closing of the transaction which management believed closely approximated the market value on the day of issuance subject to customary closing conditions. Pursuant to the Ordinary Shares Purchase Agreement, the Company had the right to repurchase the Company's shares issued in exchange for iTV's ordinary shares held by the Company if, by the one year anniversary of the closing date, regulatory approvals had not been obtained as outlined in the post-closing covenants. Concurrent with entering into the Ordinary Shares Purchase Agreement, the Company also entered into a Series A Preference Shares Purchase Agreement with iTV and its affiliated entity, its wholly owned subsidiaries, and Smart Frontier. Pursuant to the Series A Preference Shares Purchase Agreement, the Company agreed to purchase from iTV 9,600,000 Series A Preference Shares of iTV at a price of $2.08333 per share, for an aggregate cash consideration of $20.0 million. Under certain conditions, shares of Series A Preference Shares are convertible into ordinary shares on a 1:1 basis. Series A Preference Shares have equal voting rights as ordinary shares. They are entitled to cumulative dividends at a rate of 8% of the original issue price and can also participate in other dividends declared by iTV. The Purchase Shares and the Series A Preference Shares together constituted 75% of the total shares of iTV which gives the Company control over iTV. The Company recorded this transaction as an acquisition of a business.

        The transactions closed on November 8, 2010. The Company issued 4,473,272 (or 1,491,091 after reverse share split) ordinary shares to Smart Frontier with a fair value of $ 9.8 million based on the market price of the Company's ordinary share as at November 8, 2010 for the purchase price of $10.0 million for the iTV ordinary shares and made cash payments of $20.0 million to iTV for the purchase of Series A Preference Shares. As a result of the acquisition, the Company recorded intangible assets of $5.0 million, and goodwill of $13.8 million which represented the excess of the purchase price over the net tangible and intangible assets acquired. Goodwill mainly consisted of the extensive knowledge and expertise of the management team in the Internet TV industry complemented by the execution ability of the operation team. The amortizable intangible assets acquired consisted of estimated fair values of iTV's technology platform of $4.7 million and non-compete agreements signed with key executives upon closing of the transaction of $0.3 million. The Company amortized these intangible assets on a straight-line basis over an estimated weighted-average life of 4 years.

        On October 16, 2011, the Company and the iTV shareholders agreed to extend the date of exercising its repurchase right from the original date of October 16, 2011 to April 16, 2012. On April 15, 2012, the Share Exchange Agreement was entered into by the Company and the iTV shareholders to exercise the repurchase right. The transaction was effective on June 4, 2012 and the transfer was completed on June 21, 2012. Upon the execution of the Share Exchange Agreement, 4,473,272 (or 1,491,091 after reverse share split) UTStarcom ordinary shares previously held by Smart Frontier were transferred back to the Company as treasury shares ,and the 5,100,000 ordinary shares of Stage Smart Limited previously held by UTStarcom were transferred back to Smart Frontier Holdings Limited. After the repurchase, the Company decreased its ownership in iTV from 75% to approximately 49% and reduced its representation on the iTV board of directors from three to two out of a total of five board seats, which triggered deconsolidation of iTV from its consolidated financial statements starting from June 21, 2012. The Company derecognized the goodwill and intangible assets on June 21, 2012 upon the deconsolidation of iTV. Upon the deconsolidation, the Company derecognized the assets (including an appropriate allocation of goodwill) and liabilities of iTV at their carrying amounts on the date control was lost, derecognized the carrying amount of any NCI at the date control was lost (including any components of accumulated other comprehensive income attributable to it), and recognized the fair value of the proceeds from the transaction. There was no material gain or loss resulting from the transaction. As a result of the repurchase, the Company measured the fair value of its retained interests in the Series A Preference Shares of iTV at the date of losing control, which amounted to $14.9 million. Since the remaining Series A Preference Shares of iTV invested by the Company did not qualify as the in-substance common stock due to their substantive liquidation preference, the Company uses the cost method to account for investment in the iTV Series A preference shares after the deconsolidation.

        The Company conducted its annual impairment test as of November 1, 2011. Based on the annual impairment test, the fair value of iTV exceeded its carrying value, and therefore, no impairment provision was considered necessary. There were no triggering events identified from the date of its assessment through December 31, 2011 that would have required an update to its annual impairment test. In addition, there were no triggering events identified during 2011 that would require an impairment test on intangible assets to be conducted by the Company. As of December 31, 2011, goodwill was $13.8 million, the entire amount of which was allocated to the Service segment. The goodwill was derecognized in 2012 as the result of the loss of control over deconsolidation of iTV (See Note 5). The following table sets forth the purchased intangible assets associated with the acquisition as of December 31, 2012:

	December 31, 2012				December 31, 2011
	Gross	Accumulated Amortization	Effect of ITV deconsolidation	Net	Gross	Accumulated Amortization	Net
	(in thousands)
Amortizable intangible assets
Technology Platform	$4,708	$(1,863)	$(2,845)	$—	$4,708	$(1,373)	$3,335
Non-compete Agreements	247	(98)	(149)	—	247	(72)	175

Subtotal	4,955	(1,961)	(2,994)	—	4,955	(1,445)	3,510

Unamortizable intangible assets
Domain Name	160	—	(160)	—	115	—	115

Total	$5,115	$(1,961)	$(3,154)	$—	$5,070	$(1,445)	$3,625

        Amortization of intangible assets was $0.5million and $1.2 million for the year ended December 31, 2012 and 2011, respectively.

        The unamortized intangible assets were all related to iTV, so the intangible balance was derecognized due to the iTV deconsolidation.

DEBT	12 Months Ended
Dec. 31, 2012
DEBT
DEBT

NOTE 9—DEBT

        At December 31, 2012 and 2011, the Company had no outstanding bank loans and the Company had not guaranteed any debt not included in the consolidated balance sheet.

        In August 2011, the Company entered into one accounts-receivable line of $4.6 million which can be used for recourse factoring on an account receivable from one specified customer. The factoring line expired twelve months from the issuance date in August 2012. On December 31, 2011, the Company was in compliance with the debt covenant under the factoring line and there was no amount drawn-down under such factoring line. In the second quarter of 2010, the Company entered into two credit facilities totaling $29.4 million. Both credit facilities expired in the second quarter of 2011.

WARRANTY OBLIGATIONS AND OTHER GUARANTEES	12 Months Ended
Dec. 31, 2012
WARRANTY OBLIGATIONS AND OTHER GUARANTEES
WARRANTY OBLIGATIONS AND OTHER GUARANTEES

NOTE 10—WARRANTY OBLIGATIONS AND OTHER GUARANTEES

        The Company provides a standard warranty on its equipment and terminal sales for a period generally ranging from one to two years from the time of final acceptance. At times, the Company has entered into arrangements to provide limited warranty services for periods longer than two years. The Company provides for the expected cost of product warranties at the time that revenue is recognized based on an assessment of past warranty experience and when specific circumstances dictate. The Company assesses the adequacy of its recorded warranty liability every quarter and makes adjustments to the liabilities if necessary. Specific warranty accruals are reversed upon the expiration of the warranty period and are recorded as a reduction of cost of net sales. From time to time, the Company may be subject to additional costs related to non-standard warranty claims from its customers. If and when this occurs, the Company estimates additional accruals based on historical experience, communication with its customers and various assumptions that the Company believes to be reasonable under the circumstances. Such additional warranty accruals are recorded in the period in which the additional costs are identified.

        Warranty expirations recorded as a reduction of cost of net sales approximated $0.3 million and $1.4 million for the years ended December 31, 2012 and 2011, respectively, and are included in the table below as benefit from expirations, net. The following table summarizes the activity related to warranty obligations during the years ended December 31, 2012, 2011 and 2010.

(In thousands)
Balance at December 31, 2009	$16,150
Accruals for warranties issued during the period (benefit from expirations), net	(3,103)
Settlements made during the period	(5,313)

Balance at December 31, 2010	7,734

Accruals for warranties issued during the period (benefit from expirations), net	(191)
Settlements made during the period	(2,883)

Balance at December 31, 2011	4,660

Accruals for warranties issued during the period (benefit from expirations), net	2,039
Warranty reserve derecognized upon IPTV divestiture	(2,507)
Settlements made during the period	(2,863)

Balance at December 31, 2012	$1,329

        Certain of the Company's sales contracts include provisions under which customers would be indemnified by the Company in the event of, among other things, a third-party claim against the customer for intellectual property rights infringement related to the Company's products. There are no limitations on the maximum potential future payments under these guarantees. Historically, the Company has not incurred material costs as a result of obligations under these agreements. It is not possible to determine the aggregate maximum potential loss under these indemnification agreements due to the limited history of prior indemnification claims and the unique facts and circumstances involved in each particular agreement.

RESTRUCTURING	12 Months Ended
Dec. 31, 2012
RESTRUCTURING
RESTRUCTURING

NOTE 11—RESTRUCTURING

Restructuring Costs

        During fiscal 2012, the Company recorded approximately $0.4 million in restructuring charges of which $0.4 million was related to the 2009 Restructuring Plan. During fiscal 2011, the Company recorded approximately $2.4 million in restructuring charges of which $2.4 million was related to the 2009 Restructuring Plan and an immaterial amount was related to the 2008 Restructuring Plan. During fiscal 2010, the Company recorded approximately $16.0 million in restructuring charges of which $15.7 million was related to the 2009 Restructuring Plan and $0.3 million was related to the 2008 Restructuring Plan. The following describes the Company's restructuring initiatives.

2009 Restructuring Plan

        On June 9, 2009, the Board of Directors of the Company approved the 2009 Restructuring Plan designed to reduce the Company's operating costs. The 2009 Restructuring Plan included a worldwide reduction in force of approximately 50% of the Company's headcount, or approximately 2,300 employees located primarily in China and the United States and, to a lesser degree, other international locations. During the year ended December 31, 2012, the Company recorded restructuring costs of approximately $0.4 million related to the 2009 Restructuring Plan, net of approximately $0.2 million of reversal of charges recorded in prior periods due to changes in estimates. The restructuring costs for the year ended December 31, 2012 consist primarily of $0.1 million for severance and benefits related to few employees included in the 2009 Restructuring Plan, adjusted for changes in estimate in termination date of employees, and approximately $0.3 million of lease exit costs primarily related to a lease expiring in 2013. During the year ended December 31, 2011, the Company recorded restructuring costs of approximately $2.4 million related to the 2009 Restructuring Plan, net of approximately $1.6 million of reversal of charges due to changes in estimates. The restructuring costs for the year ended December 31, 2011 consisted primarily of $2.1 million for severance and benefits related to approximately 50 employees included in the 2009 Restructuring Plan, adjusted for changes in estimate in termination date of employees, and approximately $0.3 million of lease exit costs primarily related to a lease expiring in 2013. Total restructuring costs recorded through December 31, 2012 related to the 2009 Restructuring Plan approximated $58.4 million. As of December 31, 2012, the 2009 Restructuring Plan was completed.

2008 Restructuring Plan

        During fiscal 2008, the Company implemented a restructuring plan, or 2008 Restructuring Plan, and recorded $13.1 million in restructuring charges primarily related to a global reduction in force across all functions and employee terminations at certain non-core operations which the Company was in the process of winding down. The total number of employees affected totaled approximately 750, including 350 in China, 200 in Korea and 200 in other locations including the United States. During the year ended December 31, 2011, the Company recorded an immaterial amount of additional restructuring costs related to the 2008 Restructuring Plan, for severance and benefit costs being recognized over the remaining service period for employees included in the 2008 Restructuring Plan. During the year ended December 31, 2010, the Company recorded additional restructuring costs related to the 2008 Restructuring Plan of approximately $0.3 million, for severance and benefit costs being recognized over the remaining service period for employees included in the 2008 Restructuring Plan. Total restructuring costs recorded through December 31, 2011 related to the 2008 Restructuring Plan approximated $19.7 million. At December 31, 2011, the 2008 Restructuring Plan was completed.

        The activity in the accrued restructuring balances related to all the plans described above was as follows for the year ended December 31, 2012:

	Balance at December 31, 2011	Restructuring Charges	Cash Payments in 2012	Balance at December 31, 2012
	(in thousands)
2009 Restructuring Plan
Workforce Reduction	$231	$49	$(280)	$—
Lease Costs	1,461	309	(1,770)	—

Total 2009 Restructuring Plan	$1,692	$358	$(2,050)	$—

        The activity in the accrued restructuring balances related to the plans described above was as follows for the years ended December 31, 2010 and 2011:

	Balance at December 31, 2009	Restructuring Charges	Cash Payments	Settlement of Stock-based Compensation	Balance at December 31, 2010	Restructuring Charges	Cash Payments	Balance at December 31, 2011
	(in thousands)
2009 Restructuring Plan
Workforce Reduction	$16,939	$14,613	$(20,075)	$(2,052)	$9,425	$2,052	$(11,246)	$231
Lease Costs	1,516	1,052	(597)	—	1,971	312	(822)	1,461
Other Costs	6	45	—	(51)	—	—	—	—

Total 2009 Restructuring Plan	18,461	15,710	(20,672)	(2,103)	11,396	2,364	(12,068)	1,692

2008 Restructuring Plan
Workforce Reduction	2,526	338	(2,843)	—	21	22	(43)	—
Lease Costs	385	—	(385)	—	—	—	—	—
Other Costs	30	(30)	—	—	—	—	—	—

Total 2008 Restructuring Plan	2,941	308	(3,228)	—	21	22	(43)	—

2007 Restructuring Plan
Lease Costs	305	—	(305)	—	—	—	—	—

Total 2007 Restructuring Plan	305	—	(305)	—	—	—	—	—

Grand Total	$21,707	$16,018	$(24,205)	$(2,103)	$11,417	$2,386	$(12,111)	$1,692

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 12—COMMITMENTS AND CONTINGENCIES

Leases

        We have entered into non-cancellable operating, office space, manufacturing facilities leases. Future minimum lease payments under all noncancelable operating leases with an initial term in excess of one year as of December 31, 2012 are as follows:

Amount
(in thousands)
2013	$3,135
2014	3,287
2015	3,353
2016	1,652
Thereafter	—

Total	$11,427

        Rent expense for the years ended December 31, 2012, 2011 and 2010 was $6.3 million, $13.8 million and $15.9 million, respectively.

Third Party Commissions

        The Company records accruals for commissions payable to third parties in the normal course of business. Such commissions are recorded based on the terms of the contracts between the Company and the third parties and paid pursuant to such contracts. Consistent with the Company's accounting policies, these commissions are recorded as cost of net sales in the period in which the liability is incurred. As of December 31, 2012 and 2011, the Company had approximately $0.1 million and $1.2 million of such accrued commissions. Management has performed, and continues to perform, follow-up procedures with respect to these accrued commissions. Upon completion of such follow-up procedures, if the accrued commissions have not been claimed and the statute of limitations, if any, has expired, the Company reverses such accruals. Such reversals are recorded in the consolidated statement of operations during the period management determines that such accruals are no longer necessary. The Company concluded that for certain of these accrued commissions the statute of limitations had expired in August 2010 and November 2010, two years after formal communication was sent to these agents. During the year ended December 31, 2010 approximately $6.0 million, was released to cost of net sales as a result of the expiration of statute of limitations. During the year ended December 31, 2011, the Company did not release any accruals to cost of net sales as a result of the expiration of status of limitations. During the year ended December 31, 2012, approximately $0.5 million was released to cost of net sales as a result of the expiration of statute of limitations.

India Department of Telecommunication Security and Supply Chain Standards

        India's Department of Telecommunications had required equipment manufacturers to satisfy certain security and supply chain standards to the satisfaction of Indian authorities. The Company entered into agreements with several customers in India which establish detailed security and supply chain standards covering products supplied to these telecommunication customers as required by the Indian authorities. These agreements contain significant penalty clauses in the event a security breach is detected related to product supplied by the Company. In May 2011, India's DOT provided a revised template for these agreements, but we have not executed the revised agreement with our customers. Management is unable to estimate the likelihood or the financial impact of any such potential security breach on the Company's financial position, results of operations, or cash flows. As of December 31, 2012, the Company has not been subject to any penalty liability related to these agreements. In 2012 and 2011, there was no revenue recognized in relation to contracts signed after the effective date of the agreements, and our management currently does not believe it has met the criteria to recognize revenue because the Company has not satisfied the security requirements as designated in the agreements. As of December 31, 2012, deferred revenue and deferred costs related to contracts covered by these security agreements were $9.8 million and $6.1 million, respectively. As of December 31, 2011, deferred revenue and deferred costs related to contracts covered by these security agreements were $5.3 million and $4.1 million, respectively. The Company continues to assess the potential impact these agreements may have on the timing of revenue recognition.

Contractual obligations and commercial commitments

Letters of credit:

        The Company issues bid bond, commercial letters of credit or standby letters of credit primarily to support international sales activities outside of China and in support of purchase commitments. When the Company submits a bid for a sale, often the potential customer will require that the Company issue a bid bond or a standby letter of credit to demonstrate its commitment through the bid process. In addition, the Company may be required to issue standby letters of credit as guarantees for advance customer payments upon contract signing or performance guarantees. The standby letters of credit usually expire without being drawn by the beneficiary thereof. Finally, the Company may issue commercial letters of credit in support of purchase commitments. As of December 31, 2012, the Company's outstanding letters of credit approximated $11.5 million and the outstanding bid bond approximated $1.3 million. These balances are included in the balance of Short-term and Long-term restricted cash.

Purchase commitments

        The Company is obligated to purchase raw materials and work-in-process inventory under various orders from various suppliers, all of which should be fulfilled without adverse consequences material to the Company's operations or financial condition. At December 31, 2012, the Company had outstanding purchase commitments, including agreements that are non-cancelable and cancelable without penalty, approximating $39.3 million.

Intellectual property:

        Certain sales contracts include provisions under which customers would be indemnified by the Company in the event of, among other things, a third party claim against the customer for intellectual property rights infringement related to the Company's products. There are no limitations on the maximum potential future payments under these guarantees. The Company has not accrued any amounts in relation to these provisions as no such claims have been made and the Company believes it has valid enforceable rights to the intellectual property embedded in its products.

Uncertain Tax Positions

        As of December 31, 2012, the Company had $54.0 million of gross unrecognized tax benefits, of which $12.3 million related to tax benefits that, if recognized, would impact the annual effective tax rate. The remaining $41.7 million gross unrecognized tax benefits, if recognized, would impact certain deferred tax assets.

Litigation

Governmental Investigations

        In December 2005, the U.S. Embassy in Mongolia informed the Company that it had forwarded to the DOJ, allegations that an agent of the Company's Mongolia joint venture had offered payments to a Mongolian government official in possible violation of the FCPA. The Company, through its Audit Committee, authorized an independent investigation into possible violations of the FCPA, and it has been in contact with the DOJ and the SEC regarding the investigation. The investigation identified possible FCPA violations in Mongolia, Southeast Asia, India, and China, as well as possible violations of U.S. immigration laws. The DOJ requested that the Company voluntarily produce documents related to the investigation, the SEC subpoenaed the Company for documents, and the Company received a Grand Jury Subpoena requiring the production of documents related to one aspect of the DOJ investigation, that is, travel the Company had sponsored. The Company has resolved the investigations with the DOJ and the SEC. On December 21, 2009, as part of the resolution of these investigations, the Company executed a consent pursuant to which, without admitting or denying the SEC's allegations, it agreed to a judgment in favor of the SEC of $1.5 million, and agreed to certain reporting obligations for up to four years. The SEC approved that resolution. On April 14, 2010, the United States District Court for the Northern District of California entered a judgment incorporating the terms of that consent. On December 31, 2009, the Company entered into a non-prosecution agreement with the DOJ, pursuant to which the Company has paid an additional $1.5 million and agreed to undertake a three-year reporting obligation and to review and, where appropriate, strengthen the Company's compliance, bookkeeping and internal controls standards and procedures. Under the non-prosecution agreement, subject to compliance with its terms, the DOJ has agreed not to criminally prosecute the Company for crimes (other than criminal tax violations) relating to certain travel arrangements it provided to customers in China. We submitted our first reports to the DOJ and SEC on May 1, 2010, our second reports to the DOJ and SEC on April 29, 2011 and our third reports to the DOJ and SEC on April 26, 2012.

Other Litigation

        The Company is a party to other litigation matters and claims that are normal in the course of operations, and while the results of such litigation matters and claims cannot be predicted with certainty, management of the Company believes that the final outcome of such matters will not have a material adverse impact on the Company's financial position, results of operations or cash flows.

COMMON STOCK PURCHASE AND OPTION TO PURCHASE ADDITIONAL SHARES	12 Months Ended
Dec. 31, 2012
COMMON STOCK PURCHASE AND OPTION TO PURCHASE ADDITIONAL SHARES
COMMON STOCK PURCHASE AND OPTION TO PURCHASE ADDITIONAL SHARES

NOTE 13—COMMON STOCK PURCHASE AND OPTION TO PURCHASE ADDITIONAL SHARES

        On February 1, 2010, the Company entered into Stock Purchase Agreements with BEIID, and two unrelated investment funds, Elite Noble Limited and Shah Capital Opportunity Fund LP, which included a proposed investment of $48.5 million in the Company's common stock. The Stock Purchase Agreements were subsequently amended on May 4, 2010, June 4, 2010 and July 7, 2010, respectively.

        On September 7, 2010, the Company and the investors entered into a fourth amendment to each of the Stock Purchase Agreements, or Fourth Amendments, to reduce the per share purchase price and to make certain adjustment to the number of shares sold under the agreements. Under the terms of the Fourth Amendments, the Company and the investors agreed to reduce the purchase price from $2.2 per share to $2.027 per share and adjust the number of shares sold to each of the investors. The Fourth Amendments also provided an option to Elite Noble Limited to purchase up to an additional 3,972,251 (or 1,324,084 after reverse share split) shares through November 8, 2010 for approximately $8.1 million based on a stated exercise price of $2.027 (or $6.081 after reverse share split) per share if the purchase takes place on or prior to October 7, 2010 and $2.047 (or $6.141 after reverse share split) per share if the purchase takes place between October 8, 2010 and November 8, 2010. On September 7, 2010, the Company completed the transaction and issued an aggregate 18,073,202 (or 6,024,401 after reverse share split) shares of its common stock and the option to purchase an additional 3,972,251 (or 1,324,084 after reverse share split) shares for cash proceeds, net of issuance costs, of $34.6 million. Net cash proceeds were allocated to the common stock issued and the option to purchase additional shares based on their relative fair value at the date of issuance, resulting in $34.1 million of net cash proceeds allocated to the common stock issued and $0.5 million of net cash proceeds allocated to the option to purchase additional shares.

        The fair value of the option to purchase the additional 3,972,251 (or 1,324,084 after reverse share split) shares was estimated to be $0.5 million at the date of issuance based on the Black-Scholes option pricing model using a risk-free interest rate of 0.16%, volatility of approximately 55%, the contractual life of 0.2 years and zero dividend rate. The net cash proceeds allocated to the option to purchase additional shares were recorded as additional paid in capital. The option expired unexercised at December 31, 2010.

        On August 12, 2011, the Company's Board of Directors approved a repurchase program of up to $20 million of its ordinary shares outstanding over the 12 months through August 15, 2012. In the third quarter of 2012, the Company's Board of Directors had approved the extension of the repurchase program to August 2013. As of December 31, 2012, the Company has repurchased 12,524,614 shares (or 4,174,875 after reverse share split) at the cost of $15.1 million under this program. The Company did not terminate this program prior to its expiration during the year 2013. On November 30, 2012, the Company announced a commencement of a tender offer (the Tender Offer) to purchase up to 25,000,000 (or 8,333,333 after reverse share split) of its ordinary shares at a price of $1.2 (or $3.6 after reverse share split) per share. The Tender Offer expired on January 3, 2013. As of January 10, 2013, the Company has accepted for purchase 25,000,000 (or 8,333,333 after reverse share split) of the Company's ordinary shares at a cost of approximately $30 million under the Tender Offer. All the repurchased shares through the tender offer have been cancelled at the purchasing date of January 10, 2013 and all the repurchased shares under the repurchase program have been classified as treasury shares of the Company. The Company did not have any other share repurchase programs that have expired in 2012 and did not make further purchases of shares under any other programs during the year 2012.

COMMON STOCK AND STOCK INCENTIVE PLANS	12 Months Ended
Dec. 31, 2012
COMMON STOCK AND STOCK INCENTIVE PLANS
COMMON STOCK AND STOCK INCENTIVE PLANS

NOTE 14—COMMON STOCK AND STOCK INCENTIVE PLANS

Stock Incentive Plans

        On March 21, 2013, shareholders of the Company approved the amendment of authorized share capital of the company by the consolidation of the existing 750,000,000 Ordinary Shares of $0.00125 par value each into 250,000,000 Ordinary Shares of $0.00375 par value each. As a result, the one-for-three reverse split of the company's ordinary shares became effective from March 21, with trading commenced on the post-reverse split-adjusted basis on the NASDAQ Global Select Market as of the opening of trading on Friday, March 22. All shares/per share related data in this note have been adjusted retroactively to reflect the one for three reverse share split.

        At December 31, 2012, the Company has the stock incentive plans described below. Substantially all outstanding awards are subject to potential accelerated vesting in the event of a change in control of the Company. The Company repurchases and cancels its ordinary shares forfeited with respect to the tax liability associated with certain vesting of restricted stock and restricted stock unit grants under these plans.

2006 Equity Incentive Plan:

        The 2006 Equity Incentive Plan, or 2006 Plan, was implemented on July 21, 2006 after being adopted by the Board of Directors on June 6, 2006 and approved by the Company's stockholders on July 21, 2006. The 2006 Plan replaces the 1997 Plan, the 2001 Plan, and the 2003 Plan, or collectively, the Prior Plans, and no further awards will be granted pursuant to the Prior Plans. The 2006 Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance shares and performance units, and (vi) other stock or cash awards ("Award," collectively, "Awards"). Those who are eligible for Awards under the 2006 Plan include employees, directors and consultants who provide services to the Company and its affiliates.

        The maximum aggregate number of shares that may be awarded and sold under the 2006 Plan is 1,500,000 shares plus (i) any shares that have been reserved but remain unissued under the Prior Plans as of July 21, 2006, and (ii) any shares subject to stock options or similar awards granted under the Prior Plans that expire or become exercisable without having been exercised in full and shares issued pursuant to awards granted under the Prior Plans that are forfeited to or repurchased by the Company. As of December 31, 2012, the number of shares transferred from the Prior Plans to the 2006 plan totaled 10,361,874. As of December 31, 2012, 2,002,237 options and restricted stock awards and units were outstanding under the 2006 Plan.

        The Board of Directors or the Compensation Committee of the Board, or Compensation Committee, or Administrator, administers the 2006 Plan. Subject to the terms of the 2006 Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards, and to interpret the provisions of the 2006 Plan and outstanding Awards. Options granted under the 2006 Plan generally vest and become exercisable over four years.

        Awards granted under the 2006 Plan are generally not transferable, and all rights with respect to an Award granted to a participant generally may be exercised during a participant's lifetime only by the participant; provided, however, that with the Administrator's approval, a participant may (i) transfer an Award to a participant's spouse or former spouse pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights, or (ii) transfer an Award by gift to or for the benefit of the participant's immediate family.

        The exercise price of all stock options and stock appreciation rights granted under the 2006 Plan must be at least equal to 100% of the fair market value of the ordinary share on the date of grant (or at least 110% of such fair market value for an incentive stock option, or ISO, granted to a shareholder with greater than 10% voting power of the Company's stock). The maximum term of a stock option granted to any participant must not exceed seven years from the date of grant (or five years for an ISO granted to a shareholder with greater than 10% of the voting power of the ordinary share). The Administrator will determine the terms and conditions of all other Awards granted under the Plan.

        Prior Plans—The 1997 Stock Plan, 2001 Director Option Plan, and 2003 Non-Statutory Stock Option Plan:

The 1997 Stock Plan:

        Prior to the implementation of the 2006 Plan on July 21, 2006, officers, employees and consultants of the Company and its affiliates were eligible to receive options to purchase ordinary shares and stock purchase rights under the 1997 Stock Plan, or 1997 Plan. The 1997 Plan was terminated in July 2006 effective upon shareholder approval of the 2006 Plan. As of December 31, 2012, there were options to purchase 55,131 ordinary shares outstanding under the 1997 Plan.

        Options granted under the 1997 Plan prior to July 21, 2006 were either ISOs intended to qualify for favorable US federal income tax treatment under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, or NSOs, which did not so qualify. The Compensation Committee oversaw the selection of eligible persons for option grants and determined the grant date, amounts, exercise prices, vesting periods and other relevant terms of the options, including whether the options would be ISOs or NSOs. The exercise price of ISOs granted under the 1997 Plan could not be less than 100% of the fair market value of common stock on the grant date (or at least 110% of such fair market value for an ISO granted to a shareholder with greater than 10% voting power of the Company's stock), while the exercise price of NSOs could be determined by the Compensation Committee in its discretion. Options granted under the 1997 Plan were generally not transferable during the life of the optionee.

        Under the 1997 Plan, options vest and become exercisable as determined by the Compensation Committee, generally over four years. Options may generally be exercised at any time after they vest and before their expiration date as determined by the Compensation Committee. However, no option may be exercised more than ten years after the grant date (or five years for ISOs granted to a shareholder with greater than 10% voting power of the Common Stock). Options will generally terminate (i) 12 months after the death or permanent disability of an optionee and (ii) three months after termination of employment for any other reason. The aggregate fair market value of the ordinary shares represented by ISOs that become exercisable in any calendar year by any one option holder may not exceed $100,000. Options in excess of this limit are treated as NSOs.

        Prior to the implementation of the 2006 Plan, the Company could also grant stock purchase rights to eligible participants under the 1997 Plan. Under the 1997 Plan, any shares purchased pursuant to stock purchase rights were subject to a restricted stock purchase agreement. Unless the Compensation Committee determined otherwise, this agreement granted the Company a right to repurchase the restricted stock upon the voluntary or involuntary termination of the employee for any reason, including death or disability prior to vesting. The purchase price for repurchased shares was the original price paid and could be paid by cancellation of any indebtedness owed to the Company. The Company's repurchase right lapsed at a rate determined by the Compensation Committee.

2001 Director Option Plan:

        Prior to the implementation of the 2006 Plan on July 21, 2006, those directors who were not employees of the Company, or Outside Directors, were eligible to receive options to purchase ordinary shares under the 2001 Director Option Plan, or 2001 Plan. The 2001 Plan was terminated in July 2006 effective upon shareholder approval of the 2006 Plan. As of December 31, 2012, there were options to purchase 6,667 ordinary shares outstanding under the 2001 Plan. The Compensation Committee was the administrator of the 2001 Plan.

        Under the terms of the 2001 Plan, the exercise price of each option granted equaled the market value of the common stock on the date of grant. Such options have terms of ten years, but terminate earlier if the individual ceases to serve as a director. The First Option grants vest as to 25% of shares subject to the First Option on each of the first four anniversaries of its date of grant, subject to the Outside Director continuing to serve as a director on such dates. The Subsequent Option grants vest as to 100% of the shares subject to the Subsequent Option on the first anniversary of its date of grant.

The 2003 Nonstatutory Stock Option Plan:

        Prior to the implementation of the 2006 Plan on July 21, 2006, directors, officers, employees and consultants of the Company and its affiliates were eligible to receive options to purchase shares of the Company's common stock under the 2003 Nonstatutory Stock Option Plan, or 2003 Plan. Only nonstatutory stock options, which would not qualify for favorable federal income tax treatment under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, could be granted under the 2003 Plan. The 2003 Plan was terminated in July 2006 effective upon shareholder approval of the 2006 Plan. As of December 31, 2012, options to purchase 1,560 ordinary shares were outstanding under the 2003 Plan.

        The 2003 Plan has been administered by the Compensation Committee. The Compensation Committee oversaw the selection of the eligible persons to whom options would be granted and determined the number of shares subject to the option, exercise prices, vesting periods and other terms applicable to each option.

        Options granted under the 2003 Plan generally vest and become exercisable over four years, and may be exercised at any time after they vest but before their expiration date. Options will generally terminate (i) 12 months after the death or employment termination due to disability of an option holder and (ii) three months after termination of an option holder's service for any other reason other than for disability or due to the option holder's death. No option, however, may be exercised more than ten years after the grant date.

Stock Award and Stock Option Activity

        During fiscal 2012, the Company granted equity awards primarily consisting of restricted stock, restricted stock units and stock options. Such awards generally vest over a period of one to four years from the date of grant. Restricted stock has the voting rights of ordinary shares and the shares underlying restricted stock are issued and outstanding. As of December 31, 2012, 2011 and 2010, the number of ordinary shares available for issuance pursuant to future grants under the 2006 plan, including remaining unissued shares under Prior Plans that have been transferred into the 2006 plan was 1,706,901, 3,508,205, and 4,226,585, respectively. The following summarizes the Company's stock options activity:

	Number of shares outstanding	Weighted average exercise price
	(in thousands)
Options Outstanding, December 31, 2009	1,917	26.94

Options Granted	218	6.51
Options Exercised	(1)	8.46
Options Forfeited or Expired	(746)	43.05

Options Outstanding, December 31, 2010	1,388	15.06

Options Granted	486	36.78
Options Exercised	(20)	6.27
Options Forfeited or Expired	(728)	16.71

Options Outstanding, December 31, 2011	1,127	23.52

Options Granted	246	3.24
Options Exercised	—	—
Options Forfeited or Expired	(443)	19.56

Options Outstanding, December 31, 2012	930	20.04

        In February 2010, the Compensation Committee decided no new stock-based awards would be granted to senior executives for the 2010 year in light of the Company's previously announced planned changes in management.

        In the first quarter of 2011, the Compensation Committee granted to senior executive officers 89,333 restricted stock units with a four-year vesting period and an additional 134,000 performance-based restricted stock units, subject to the attainment of goals determined by the Compensation Committee. In August 2011, the Compensation Committee granted to board members 51,138 restricted stock awards, as well as 77,805 stock options with an exercise price of $4.17 per share, the closing stock price of the Company's ordinary shares on August 31, 2011. The Compensation Committee also granted 74,000 restricted stock units and 74,000 performance-based restricted stock units to top performers at (Senior) Directors level, as well as key talent below director level, with a four-year vesting period. The performance-based restricted stock units are subject to the attainment of goals determined by the Compensation Committee. The Company recorded the relevant stock-based compensation for these grants based on the probability of meeting the performance conditions in year 2011. In addition, the Company granted 200,000 restricted stock awards and 144,167 restricted stock units to its management and employees in 2011.

        In the third quarter of 2012, the Compensation committee granted to board members 36,488 restricted stock awards, as well as 36,488 stock options with an exercise price of $3.21 per share. In the fourth quarter of 2012, the Compensation committee granted to board members 26,666 stock options with an exercise price of $2.97 per share. And additionally in the fourth quarter of 2012, the Compensation Committee granted to senior executive officers 566,666 restricted stock units as well as 566,666 restricted stock awards with a four-year vesting period. There is no performance grant in 2012.

        Under the 2006 and 1997 Plans, the Company granted restricted stock awards. Restricted stock awards are unvested stock awards that may include grants of restricted stock or grants of restricted stock units. Such awards generally vest over a period of one to four years from the date of grant. Restricted stock has the voting rights of ordinary share and the shares underlying restricted stock are considered to be currently issued and outstanding. Restricted stock units do not have the voting rights of ordinary shares, and the shares underlying the restricted stock units are not considered issued and outstanding. The expense for such awards is based on the fair market value of the shares at the date of grant and is recognized on a straight-line basis over the requisite service period. The weighted average fair value of restricted stock awards granted under our equity incentive plans during the years ended December 31, 2012, 2011 and 2010 was $3.29, $5.58 and $6.75, respectively. The grant of restricted stock awards is deducted from the shares available on a one to one basis for grant under the Company's stock plan. Unvested restricted awards as of December 31, 2012 and changes during the year ended December 31, 2012 are summarized below:

	Shares	Weighted average grant date fair value
	(in thousands)
Restricted stock awards activity
Total nonvested at December 31, 2011	902	$5.87

Granted	1,891	3.29
Vested	(701)	5.60
Forfeited	(390)	4.49

Total nonvested at December 31, 2012	1,702	$3.43

        During the year ended December 31, 2012, 0.7 million shares of restricted stock awards vested. The total fair value of restricted stock awards vested, as measured on the date of vesting, during the year ended December 31, 2012 was $3.9 million. The Company also granted 1.9 million restricted stock awards.

        During the year ended December 31, 2011, 0.3 million shares of restricted stock awards vested. The total fair value of restricted stock awards vested, as measured on the date of vesting, during the year ended December 31, 2011 was $3.1 million. The Company also granted 0.8 million restricted stock awards.

        During the year ended December 31, 2010, 1.1 million shares of restricted stock awards vested. The total fair value of restricted stock awards vested, as measured on the date of vesting, during the year ended December 31, 2010 was $7.24 million. The Company also granted 0.5 million restricted stock awards.

        The following table summarizes significant ranges of outstanding and exercisable stock options as of December 31, 2012 (in thousands, except years and share prices):

	Stock Options Outstanding				Stock Options Exercisable
Range of exercise price	Number outstanding	Weighted-average exercise price per share	Aggregate intrinsic value	Weighted-average remaining contractual life (in years)	Number Exercisable	Weighted-average exercise price per share	Aggregate intrinsic value
$2.97 - $2.97	27	$2.97	—	6.83	—	—	—
$3.21 - $3.21	203	$3.21	—	6.65	5	$3.21	—
$4.14 - $4.17	98	$4.17	—	4.48	50	$4.17	—
$6.27 - $6.27	53	$6.27	—	0.75	53	$6.27	—
$6.51 - $6.51	138	$6.51	—	1.97	125	$6.51	—
$8.46 - $9.72	117	$9.42	—	1.56	117	$9.42	—
$10.11 - $18.75	131	$15.51	—	2.23	131	$15.51	—
$19.83 - $93.72	80	$44.91	—	0.64	80	$44.91	—
$112.38 - $112.38	75	$112.38	—	1.05	75	$112.38	—
$135.63 - $135.63	8	$135.63	—	0.64	8	$135.63	—

	930	$20.04	—	3.11	643	$27.39	—

Options exercisable and expected to vest at December 31, 2012	930	$20.04

        The intrinsic value represents the total pre-tax intrinsic value and is calculated as the difference between the market value as reported by NASDAQ on December 31, 2012 of $3.09 and the exercise price of the in-the-money shares. During the years ended December 31, 2012, 2011 and 2010, the total pre-tax intrinsic value of options exercised was negligible. The weighted average remaining contractual life of options exercisable was 1.63 years, and the weighted average remaining contractual life of options expected to vest was 3.11 years as of December 31, 2012. The weighted average fair value of options granted under the stock plans during the years ended December 31, 2012, 2011 and 2010 was $1.97, $1.71 and $3.90 per share, respectively.

        The Company accounts for equity instruments issued to consultants and vendors in exchange for goods and services in accordance to the provisions of ASC 505-50, Equity-Based Payments to Non-Employees (Formerly FASB Staff Positions Emerging Issues Task Force Issue No. 96-18 and 00-18). The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor's performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement.

Stock-Based Compensation

        Stock-based compensation expense for stock options is estimated at the grant date based on each option's fair value as calculated by the Black-Scholes model. The fair value of unvested options granted to non-employee is re-measured at each reporting period until the options are fully vested. The Black-Scholes model was developed for use in estimating the fair value of short-lived exchange traded options that have no vesting restrictions and are fully transferable. In addition, option pricing models require the input of highly subjective assumptions, including the expected stock price volatility over the term of the awards, actual and projected employee stock option exercise behaviors, risk-free interest rate and expected dividends.

        The Company uses historical volatility as management believes it is more representative of future stock price trends than implied volatility due to the relatively small number of actively traded options on the Company's ordinary shares available to determine implied volatility. The Company estimates an expected term of options granted based upon the Company's historical exercise and cancellation data for vested options. In addition, separate groups of employees that have similar exercise behavior are considered separately. The expected term of employee stock purchase plan shares is the average of the remaining purchase periods under each offering period. The Company accounts for equity instruments issued to consultants. Expect terms for non-employee is based on remaining contractual terms.

        The Company bases the risk free interest rate used in the option valuation model on U.S. Treasury zero-coupon issues with remaining terms similar to the expected term on the options. The Company does not anticipate paying any cash dividends in the foreseeable future and therefore uses an expected dividend yield of zero in the option valuation model. The Company is required to estimate forfeitures at the time of grant and revise those estimates in subsequent periods if actual forfeitures differ from those estimates. The Company uses historical data to estimate pre-vesting option forfeitures and record stock- based compensation expense only for those awards that are expected to vest.

        The fair values of stock-based payment awards excluding non-employee, of which grants were immaterial in 2012, were estimated using the Black-Scholes option pricing model with the following assumptions:

	Years ended December 31,
Stock Options:	2012	2011	2010
Expected term in years	4.6	2.85	3.95
Weighted average risk-free interest rate	0.56%	0.58%	1.40%
Expected dividend rate	0.00%	0.00%	0.00%
Volatility	79%	75%	83%

        At December 31, 2012, there was approximately $2.8 million of total unrecognized compensation cost, as measured, related to unvested stock options and restricted stock and restricted stock units, which is expected to be recognized over a weighted-average period of 3.29 years.

        At December 31, 2011, there was approximately $3.7 million of total unrecognized compensation cost, as measured, related to unvested stock options and restricted stock and restricted stock units, which is expected to be recognized over a weighted-average period of 2.98 years.

        At December 31, 2010, there was approximately $2.8 million of total unrecognized compensation cost, as measured, related to unvested stock options and restricted stock and restricted stock units, which is expected to be recognized over a weighted-average period of 2.25 years.

        Certain executives of the Company have employment contracts which provide for acceleration of all unvested equity awards in the event that the employee is terminated without cause. During 2012 and 2011, there was no executive involuntarily terminated as part of the 2008 and 2009 Restructuring Plans. During 2010, eight executives were involuntarily terminated as part of the 2008 and 2009 Restructuring Plans. For the year ended December 31, 2010, approximately $2.1 million of previously unrecognized compensation costs related to the vesting acceleration was recognized within restructuring.

        The following table summarizes the stock-based compensation expense recognized in the Company's consolidated statement of operations£[o]

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Cost of net sales	$107	$99	$166
Selling, general and administrative	2,399	2,602	4,600
Research and development	476	328	784
Restructuring	—	—	2,052

Total	$2,982	$3,029	$7,602

        At December 31, 2012 and 2011, there was no stock-based compensation capitalized within inventory.

        In February 2009, the Company terminated the 2000 Employee Stock Purchase Plan, or ESPP, with an effective date of May 15, 2009. The cancellation has been accounted for as a settlement of shares for no consideration. This resulted in an immediate expense recognition of $1.2 million in the first quarter of 2009 associated with the unrecognized compensation for canceled purchase periods of the 24-month offering. The ESPP expired in March 2010.

INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES
INCOME TAXES

NOTE 15—INCOME TAXES

Cayman Islands

        Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

        United States and foreign income (loss) before income taxes and minority interest were as follows:

	Years ended December 31,
	2012	2011	2010
	(in thousands)
United States	$13,061	$18,671	$(44,144)
Foreign	(45,013)	(3,976)	(18,031)

Total	$(31,952)	$14,695	$(62,175)

        The components of the provision (benefit) for income taxes are as follows:

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Current
Federal	$—	$17	$335
State	(40)	217	(9)
Foreign	4,643	2,339	3,554

Total Current	4,603	2,573	3,880

Deferred
Federal	—	—	—
State	—	—	—
Foreign	(2,211)	345	(765)

Total Deferred	(2,211)	345	(765)

Total	$2,392	$2,918	$3,115

        As of December 31, 2012, the Company had gross unrecognized tax benefits of approximately $54.0 million and had certain deferred tax assets and the federal tax benefit of state income tax items totaling $41.7 million. Of the total $54.0 million gross unrecognized tax benefits, $12.3 million related to tax benefits that, if recognized, would impact the annual effective tax rate.

        The Company's policy is to recognize interest expense and penalties related to the above unrecognized tax benefits as a component of income tax expense. During 2012, the total amount of interest and penalties recognized in the statement of income was $0.4 million. The Company had accrued interest and penalties of approximately $3.8 million as of December 31, 2012 and approximately $3.9 million as of December 31, 2011.

        The Company is subject to taxation in the U.S. federal jurisdiction and various U.S. state and foreign jurisdictions. The Company is also under audit by the taxing authorities in China on a recurring basis. The material jurisdictions that the Company is subject to examination are in the United States and China. The Company's tax years for 2002 through 2012 are still open for examination in China. The Company's tax years for 2005 through 2012 are still open for examination in the United States.

        FASB ASC 740-10 establishes criteria for recognizing or continuing to recognize only more-likely-than-not tax positions, which may result in income tax expense volatility in future periods. While the Company believes that it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the Company's accrued position. Accordingly, additional provisions on income tax related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.

        As of December 31, 2012, the Company had $54.0 million of gross unrecognized tax benefits, of which $12.3 million related to tax benefits that, if recognized, would impact the annual effective tax rate. The remaining $41.7 million gross unrecognized tax benefits, if recognized, would impact certain deferred tax assets. A summary of the Company's unrecognized tax benefits is as follows:

	Years ending December 31,
	2012	2011	2010
	(in thousands)
Beginning balance-gross unrecognized tax benefits (UTB's)	$55,650	$56,513	$90,597
Additions based on tax positions related to the current year	80	121	2,063
Reductions based on tax positions related to the current year	—	—	(31,222)
Additions for tax positions related to prior years	—	176	352
Reductions for tax positions related to prior years	(1,288)	(1,160)	(3,877)
Settlements	—	—	—
Lapse of statute of limitations	(430)	—	(1,400)

Ending balance—gross unrecognized tax benefits (UTB's)	54,012	55,650	56,513

UTB's as a credit in deferred taxes	(39,402)	(39,758)	(39,758)
Federal benefit of state taxes	(2,312)	(2,338)	(2,338)

UTB's that would impact the effective tax rate	$12,298	$13,554	$14,417

        In establishing its deferred income tax assets and liabilities, the Company makes judgments and interpretations based on the enacted tax laws and published tax guidance applicable to its operations. The Company records deferred tax assets and liabilities and evaluates the need for valuation allowances to reduce the deferred tax assets to realizable amounts. The likelihood of a material change in the Company's expected realization of these assets is dependent on future taxable income and its ability to use foreign tax credit carryforwards and carrybacks.

        A summary of the components of net deferred tax assets is as follows:

	December 31, 2012	December 31, 2011
	(in thousands)
Deferred Tax Assets
Allowances and reserves	$16,743	$39,915
Deferred revenue and customer advances, net	3,349	8,222
Net operating loss carryforward	218,158	238,934
Tax credit carryforwards	103,910	106,243
Capital loss carryforwards	18,785	19,282
Writedown/amortization of intangible assets and goodwill	19,642	26,061
Fixed assets	7,500	6,804
Demo equipment income	7,308	7,463
Accrued warranties	66	780
Other	26,404	23,675

Total Deferred Tax Assets	$421,865	$477,379

Deferred Tax Liabilities
Prepaid expense	(155)	(86)
Deferred taxes on unremitted earnings of subsidiaries	—	(36)
Intangibles	—	(877)
Other	—	(6,369)

Total Deferred Tax Liabilities	$(155)	$(7,368)

Total Deferred Tax Assets (Liabilities)	$421,710	$470,011

Less: Valuation Allowance	$(418,285)	$(469,224)

Total Deferred Tax Assets (Liabilities)	$3,425	$787

        The Company provides for deferred income taxes on the unremitted earnings of foreign subsidiaries unless such earnings are deemed to be permanently reinvested outside the United States. In 2012, the Company has no gross U.S. deferred income tax liability on foreign earnings.

        As of December 31, 2012, the Company still has undistributed earnings of approximately $24.4 million from investments in foreign subsidiaries that are considered permanently reinvested. The determination of the amount of deferred taxes on these earnings is not practicable since the computation would depend on a number of factors that cannot be known until a decision to repatriate the earnings is made.

        As of December 31, 2012, the Company's U.S. federal net operating loss carryforwards were $372.3 million and expire in varying amounts between 2026 and 2032. As of December 31, 2012, state net operating loss carryforwards were $220.2 million and expire in varying amounts between 2013 and 2033. The Company has concluded that these federal and state net operating losses did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $141.6 million valuation allowance against the related deferred tax assets. In the event the tax benefits related to the valuation allowance are realized, an immaterial amount would be credited to paid-in capital. As of December 31, 2012, the Company also had net operating loss carryforwards, or NOLs, in China of approximately $429.1 million. The China net operating loss carryforwards will expire in varying amounts between 2014 and 2018. The Company has also concluded that these China net operating losses did not meet the more likely than not standard and has therefore placed a $64.8 million valuation allowance against the related deferred tax assets. As of December 31, 2012, the Company had NOLs in countries other than the U.S. and China. These NOLs are approximately $80.5 million. The majority of the NOLs does not expire and can be carried forward indefinitely. However, the Company concluded these losses did not meet the more likely than not standard and has therefore placed a valuation allowance of $11.8 million against the related deferred tax assets.

        As of December 31, 2012, the Company has U.S. alternative minimum tax credit carryforwards of $1.0 million which have an indefinite life. The Company also has U.S. R&D credit carryforwards of $13.0 million, $2.5 million of the credits have an indefinite life and $10.5 million of the credits expire in varying amounts between 2013 and 2029. The Company has U.S. foreign tax credits of $89.8 million which expire in varying amounts between 2013 and 2022. The Company has concluded that these U.S. tax credit carryforwards did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $103.8 million valuation allowance against the related deferred tax assets.

        The difference between the Company's effective income tax rate and the federal statutory rate is reconciled below:

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Federal tax (benefit) at statutory rate	$(11,183)	$5,143	$(21,760)
State tax (benefit)/expense, net of federal income tax benefit	187	645	(918)
Tax benefit of convertible debentures	—	—	—
Stock compensation expense	996	900	1,042
Effect of differences in foreign tax rates	422	1,334	1,853
Tax on unremitted earnings of subsidiaries	—	—	(11)
Effect of tax rate changes on deferred taxes	7	(275)	151
Change in deferred tax valuation allowance	11,511	(3,877)	20,897
Tax credits	(358)	(430)	(1,002)
Other	810	(522)	2,863

Total Tax Expense	$2,392	$2,918	$3,115

        On June 24, 2011, the Company effected the Merger to reorganize the corporate structure of UTStarcom, Inc., a Delaware corporation incorporated in 1991, and its subsidiaries. The Merger resulted in shares of the common stock of UTStarcom, Inc. being converted into the right to receive an equal number of ordinary shares in our capital, which were issued by us in connection with the Merger. Following the Merger, UTStarcom, Inc. became our wholly-owned subsidiary and the Company became the parent company of UTStarcom, Inc. and its subsidiaries. The Company, together with its subsidiaries, continues to conduct its business in substantially the same manner as was conducted by UTStarcom, Inc. and its subsidiaries. The transaction was accounted for as a legal re-organization of entities under common control. The Company remains subject to U.S. taxes at a statutory rate of 35%.

        The China CIT Law became effective on January 1, 2008. Under the CIT Law, China's dual tax system for domestic enterprises and foreign investment enterprises, or FIEs, was effectively replaced by a unified system. The new law establishes a tax rate of 25% for most enterprises and a reduced tax rate of 15% for certain qualified high technology enterprises.

        The CIT Law provides the reduced 15% enterprise income tax rate for qualified high and new technology enterprises. Two of the Company's China subsidiaries, HUTS and UTSC, through which the majority of our business in China is conducted, obtained their High and New Technology Enterprise Certificates, or High-tech Certificates, from the relevant approval authorities on September 19, 2008 and December 30, 2008, respectively, and thereafter were approved to pay CIT at the reduced tax rate of 15%. The approval for the reduced 15% tax rate is valid for three years and applies retroactively from January 1, 2008, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. HUTS's High-tech Certificate renewal was approved on October 14, 2011 while UTSC's High-tech Certificate expired on December 30, 2011. HUTS's approval extends the reduced 15% tax rate terms for three years while UTSC preferential tax rate of 15% has ceased and was subject to a tax rate of 25%. However, since both entities are currently in significant loss positions, the change in tax rate will not have a material adverse impact on the business or liquidity until the two China subsidiaries begin to generate profit and deplete all the net operating loss carry forwards. As a result of the IPTV divestiture, UTSC was no longer a subsidiary of the Company after August 31, 2012.

        In 2011, UTSC's deferred tax assets were revalued at 25% due to its disqualification for the reduced rate of 15%. In 2010, the $0.4 million tax benefit for the effect of tax rate changes is attributable to the revaluation of the Company's deferred tax assets in China related to decrease in tax rates due to the HUTS qualifying for the reduced 15% tax rate in 2008 and the UTSC's likely disqualification for the reduced rate of 15% in 2010.

        As of September 30, 2005, the Company did not believe it was more likely than not that it would generate a sufficient level and proper mix of taxable income within the appropriate period to utilize all the deferred tax assets in China and the United States. As a result of the review undertaken at September 30, 2005, the Company concluded that it was appropriate to establish a full valuation allowance for the net deferred tax assets in China and the United States wherein the cumulative losses weigh heavily in the overall assessment. The Company has continued to provide full valuation allowances since 2005 as it did not believe it was more likely than not that it would generate sufficient taxable income within the appropriate period to utilize those deferred tax assets.

        In 2012, the change in deferred tax valuation allowance of $11.5 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company's deferred tax assets at December 31, 2012 in the United States and China. In 2011, the change in deferred tax valuation allowance of $3.9 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company's deferred tax assets at December 31, 2011 in the United States and China. In 2010, the change in deferred tax valuation allowance of $20.9 million is primarily attributable to the tax expense related to continuing to provide a full valuation allowance on the Company's deferred tax assets at December 31, 2010 in the United States and China.

        In 2012, the income tax benefit of $0.4 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid. In 2011, the income tax benefit of $0.4 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid. In 2010, the income tax benefit of $1.0 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid.

OTHER INCOME, NET	12 Months Ended
Dec. 31, 2012
OTHER INCOME, NET
OTHER INCOME, NET

NOTE 16—OTHER INCOME, NET

        Other income, net consists of the following:

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Foreign exchange (losses) gains	$(4,675)	$(8,942)	$8,004
Settlement with MRV Communications(1)	—	—	481
Tax reversal for expiration of the statute of limitations(2)	1,499	—	—
Other	203	777	1,323

Total	$(2,973)	$(8,165)	$9,808

(1)
Previously, the Company held an 8% ownership interest in Fiberxon, which was acquired by MRV in 2007. In connection with the acquisition, Fiberxon shareholders received cash and stock as well as the right to potential deferred consideration. In December 2009, MRV entered into a settlement agreement for dismissal of legal proceedings between MRV and the former shareholders of Fiberxon regarding the amount of contingent consideration owed related to its acquisition. Proceeds received in the first quarter of 2010 represented the Company's proportionate share of the settlement amounts.

(2)
Previously, when the company divested its Korean subsidiary, the Company provided a tax reserve as it offered indemnification to the buyer for the uncertain tax position arising in the periods before the divestiture. In April 2012, approximately $1.5 million of such tax reserve was released due to the expiration of the statute of limitations, which is five years after the filing of the tax return.

NET INCOME PER SHARE	12 Months Ended
Dec. 31, 2012
NET INCOME PER SHARE
NET INCOME PER SHARE

NOTE 17—NET INCOME PER SHARE

        The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Numerator:
Net income (loss) attributable to UTStarcom Holdings Corp.	$(34,385)	$13,387	$(65,129)
Denominator:
Weighted average shares outstanding—Basic	48,513	51,491	45,686
Potentially dilutive common stock equivalents—stock options and restricted stock	—	150	—

Weighted average shares outstanding—Diluted	48,513	51,641	45,686

Net income (loss) per share attributable to UTStarcom Holdings Corp.—Basic(1)	$(0.71)	$0.26	$(1.43)

Net income (loss) per share attributable to UTStarcom Holdings Corp.—Diluted(1)	$(0.71)	$0.26	$(1.43)

(1)
Authorized share capital of the company was amended by the consolidation of the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each effective from March 21, 2013. The Net income (loss) per share attributable to UTStarcom Holding Corp basic and diluted for 2012, 2011 and 2010 have been recomputed to reflect the one for three reverse share split.

        The dilutive effect of share-based awards is reflected in diluted net income per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation expense and the dilutive effect of in-the-money options and unvested restricted stock units. Under the treasury stock method, the amount the employee must pay for exercising stock options and unamortized share-based compensation expense are assumed proceeds to be used to repurchase hypothetical shares. An increase in the fair market value of the company's ordinary share can result in a greater dilutive effect from potentially dilutive awards.

        For the year ended December 31, 2010, 2011 and 2012, options and restricted stocks to purchase ordinary shares were excluded from the calculation of diluted earnings per share as their effect was anti-dilutive. Please refer to Note 2.

SEGMENT REPORTING	12 Months Ended
Dec. 31, 2012
SEGMENT REPORTING
SEGMENT REPORTING

NOTE 18—SEGMENT REPORTING

        With the Company's strategic shifts, beginning on January 1, 2011, the Company realigned its reporting segments to better reflect its new operating structure. Effective January 1, 2011, the new reporting segments are as follows:

  •
  Equipment—Focusing on the Company's equipment sales including network infrastructure and application products. Network infrastructure products mainly include broadband products. Network application products mainly include Wireless infrastructure technologies.

  •
  Services—Providing services and support of the Company's equipment products and also the new operational support segment.

  •
  Equipment Based Services—Services and support the Company provides to customers after their purchases of equipment.

  •
  Operational Support Services—Provides new services consisting of:

  •
  Integrated multi-screen viewing from a single managed platform

  •
  Time and location shifting

  •
  Reliable HD streaming

        These revenues will be generated through advertising, subscription and software license fees.

        The Company's Chief Operating Decision Makers make financial decisions based on information it receives from its internal management system and currently evaluates the operating performance and allocates resources to the reporting segments based on segment revenue and gross profit. Cost of sales and direct expenses in relation to production are assigned to the reporting segments. The accounting policies used in measuring segment assets and operating performance are the same as those used at the consolidated level.

        Summarized below are the Company's segment net sales, gross profit and segment margin for the years ended December 31, 2012, 2011 and 2010 based on the current reporting segment structure. The Company has reclassified its previously reported segment information for the years ended December 31, 2010 to conform to the current segment presentation.

	Years ended December 31,
Net Sales by Segment	2012	% of net sales	2011	% of net sales	2010	% of net sales
	(in thousands, except percentages)
Equipment	$160,688	86%	$285,493	89%	$251,134	86%
Services—Equipment Based Services	25,784	14%	34,539	11%	40,401	14%
—Operational Support Services	256	0%	544	0%	—	0%

Total Sales	$186,728	100%	$320,576	100%	$291,535	100%

	Years ended December 31,
Gross profit by Segment	2012	Gross profit %	2011	Gross profit %	2010	Gross profit %
	(in thousands, except percentages)
Equipment	$64,835	40%	$107,030	37%	$57,567	23%
Services—Equipment Based Services	3,546	14%	9,271	27%	12,671	31%
—Operational Support Services	(223)	-87%	(1,967)	-362%	—	0%

Total Gross profit	$68,158	37%	$114,334	36%	$70,238	24%

	Years ended December 31,
Segment Margin and Operating Loss	2012	2011	2010
	(in thousands)
Equipment	$34,661	$72,598	$15,850
Services—Equipment Based Services	3,524	9,162	13,174
—Operational Support Services	(7,420)	(9,806)	(206)

Total segment margin	30,765	71,954	28,818

General and Corporate	(63,351)	(51,155)	(102,540)

Operating Income (Loss)	$(32,586)	$20,799	$(73,722)

        General and corporate expenses include all un-allocated expenses such as sales and marketing, general and administration, common R&D expenses, equity award related charges and restructuring and impairment charges.

        Sales are attributed to a geographical area based upon the location of the customer. Sales data by geographical area are as follows:

	Years Ended December 31,
	2012	% of net sales	2011	% of net sales	2010	% of net sales
	(in thousands, except percentages)
Net Sales by Region
China	$38,544	21%	$157,564	49%	$166,621	57%
Japan	99,367	53%	96,257	30%	48,217	17%
India	23,992	13%	30,789	10%	31,426	11%
United States	—	0%	—	0%	5,903	2%
Other	24,825	13%	35,966	11%	39,368	13%

Total	$186,728	100%	$320,576	100%	$291,535	100%

        Long-lived assets, consisting of property, plant and equipment, by geographical area are as follows:

	December 31,
	2012	2011
	(in thousands)
United States	$—	$34
China	7,729	11,339
Other	1,137	826

Total long-lived assets	$8,866	$12,199

CREDIT RISK AND CONCENTRATION	12 Months Ended
Dec. 31, 2012
CREDIT RISK AND CONCENTRATION
CREDIT RISK AND CONCENTRATION

NOTE 19—CREDIT RISK AND CONCENTRATION

Financial Risks:

        Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash, cash equivalents, short-term investments and accounts and notes receivable. The Company places its temporary cash and short-term investments with several financial institutions. Approximately $94.5 million and $205.2 million of the Company's cash and cash equivalents and short-term investments were on deposit in accounts outside the U.S.at December 31, 2012 and 2011, respectively, of which approximately $49.3 million and $134.1 million were held by subsidiaries in China. The decrease in cash held outside of the U.S. was primarily a result of operating losses at certain subsidiaries as well as the divestiture of IPTV.

        The Company's exposure to market risk for changes in interest rates relates primarily to its investment portfolio. The fair value of its investment portfolio would not be significantly affected by either a 10% increase or decrease in interest rates due mainly to the short term nature of most of its investment portfolio with the exception of the available-for-sale securities. The investment classified as available-for-sales securities is reported at fair value. It will be measured subsequently at fair value in the statement of financial position with unrealized gains and losses will be recorded in accumulated other comprehensive income/(loss) in shareholders' equity. Any negative events or deterioration in financial well-being with respect to the counterparties of the long-term investments and the underlying collateral may cause material losses to the Company and have a material effect on the Company's financial condition and results of operations. In addition, the Company's interest income can be sensitive to changes in the general level of U.S. and China interest rates since the majority of its funds are invested in instruments with maturities of less than one year. In a declining interest rate environment, as short term investments mature, reinvestment occurs at less favorable market rates. Given the short term nature of certain investments, declining interest rates will negatively impact the Company's investment income.

        The Company maintains an investment portfolio of various holdings, types and maturities. The Company does not use derivative financial instruments. The Company places its cash investments in instruments that meet high credit quality standards, as specified in its investment policy guidelines. The Company's policy is to limit the risk of principal loss and to ensure the safety of invested funds by generally attempting to limit market risk. Funds in excess of current operating requirements are mostly invested in money market funds which are rated AAA.

        The Company's available-for-sale securities are reported at fair value, with unrealized gains and losses recorded in accumulated other comprehensive income (loss) in shareholders' equity. Any negative events or deterioration in financial well-being with respect to the counterparties of these investments may cause material losses to the Company and have a material effect on the Company's financial condition and results of operations.

Concentration of Credit Risk and Major Customers:

        Most Chinese telecommunication carriers have three levels of operations: the central headquarters level, the provincial level and the local city/county level. Both central and provincial levels are independent legal entities and have their own corporate mandate. The purchasing decision making process may take various forms for different projects and may also differ significantly from carrier to carrier. The Company groups all China customers together by province and treats each province as one customer since that is the level at which purchasing decisions are made.

        At December 31, 2012, the Company's accounts receivable balance included amounts due from affiliates of Softbank (a related party—see below) representing approximately 80% of the Company's total accounts receivables, net of allowances for doubtful accounts. At December 31, 2011, the Company's accounts receivable balance included amounts due from affiliates of Softbank representing approximately 42% of the Company's total accounts receivables, net of allowances for doubtful accounts.

        The following customers accounted for 10% or more of the Company's net revenues:

	For the years ended December 31,
	2012	2011	2010
Affiliates of Softbank	49%	29%	16%

        Upon the disposal of IPTV, we anticipate the percentage of revenues to total net revenues related to the Affiliates of Softbank may increase in future periods.

        Approximately 42%, 45%, and 53% of the Company's net sales during 2012, 2011, and 2010, respectively, were to entities affiliated with the government of China. Accounts receivable balances from these China government affiliated entities or state owned enterprises were $6.3 million and $32.8 million, respectively, as of December 31, 2012 and 2011. The Company extends credit to its customers in China generally without requiring collateral. In global sales outside of China, the Company may require letters of credit from its customers. The Company monitors its exposure for credit losses and maintains allowances for doubtful accounts.

Country Risks:

        Approximately 21%, 49%, and 57% of the Company's sales for the year ended December 31, 2012, 2011, and 2010, respectively, were made in China. Accordingly, the political, economic and legal environment, as well as the general state of China's economy may influence the Company's business, financial condition and results of operations. The Company's operations in China are subject to special considerations and significant risks not typically associated with companies in the United States. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by, among other things, changes in the political, economic and social conditions in China, and by changes in governmental policies with respect to laws and regulations, changes in China's telecommunications industry and regulatory rules and policies, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation.

        In addition, the major customers of the Company are Japan-based customers. Therefore, our results of operations may be adversely affected by the political and business relationship between China and Japan as well as other events affecting Japan in general. From time to time there have been tensions and conflicts between China and Japan. Adverse changes in political and economic policies, geopolitical uncertainties, and international conflicts between China and Japan may lead to reduce in our sales. Any future conflicts between China and Japan may have an adverse impact on the political and business relationship of the two countries. Furthermore, events affecting Japan in general, such as natural disasters, Japanese Yen devaluation may also have a negative impact on our business, financial condition and results of operations.

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2012
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

NOTE 20—RELATED PARTY TRANSACTIONS

Softbank and affiliates

        The Company recognizes revenue with respect to sales of telecommunications equipment to affiliates of Softbank, a significant shareholder of the Company. Softbank offers Broadband-Access service throughout Japan, which is marketed under the name of "YAHOO! BB." The Company supports Softbank's ADSL service through the sales of its MSAN product. The Company also supports the building of Softbank's optical transmission network in Japan through the sales of its PTN product.

        During 2012, 2011, and 2010, the Company recognized revenue and cost of net sales for sales of telecommunications equipment and services to affiliates of Softbank as follows:

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net sales	$92,011	$94,201	$46,267
Cost of net sales	51,448	33,790	19,147

Gross profit	$40,563	$60,411	$27,120

        Fluctuations in gross profit as a percentage of net sales are expected and generally result from changes in product mix. In the year ended December 31, 2012, the increased sales of high margin PTN products contributed to the gross profit as a percentage of net sales. In the year ended December 31, 2011, the increased sales of high margin PTN products contributed to the gross profit as a percentage of net sales. In the year ended December 31, 2010, gross profit as a percentage of net sales also benefited approximately $2.4 million from the release of previously deferred revenue carve-out for potential penalty and cancellation penalties as a result of completing these obligations. Included in accounts receivable at December 31, 2012 and 2011 were $12.1 million and $8.5 million, respectively, related to these transactions. Amounts due to Softbank included in accounts payable was $Nil million and $1.9 million at December 31, 2012 and 2011, respectively.

        Sales to Softbank include a three-year service period and a penalty clause if product failure rates exceed a certain level over a seven year period. As of December 31, 2012 and 2011, the Company's customer advance balance related to Softbank agreements was $4.7 million and $2.6 million, respectively. The current deferred revenue balance related to Softbank was $6.5 million and $15.8 million as of December 31, 2012 and 2011, respectively. The Company's noncurrent deferred revenue balance related to Softbank was $4.6 million as of December 31, 2012 compared to $7.2 million as of December 31, 2011.

        As discussed in Note 6, the Company has a $2.3 million investment in SBI and affiliates of Softbank have a controlling interest in SBI.

        As of December 31, 2012 and 2011, Softbank beneficially owned approximately 10.2% and 9.7%, respectively, of the Company's outstanding shares.

Yellowstone

        Subsequent to the completion of BEIID investment on September 7, 2010, one of the Company's new directors also served as a director for Yellowstone Investment Advisory Ltd, or Yellowstone. During 2012 and 2011, the Company paid approximately $1.8 million and $0.2 million, respectively, for consulting services provided by Yellowstone. During 2011, the Company also paid a success fee of 0.9 million for acquisition support service provided by Yellowstone, the expense of which was recorded in 2010.

401(K) PLAN	12 Months Ended
Dec. 31, 2012
401(K) PLAN
401(K) PLAN

NOTE 21—401(K) PLAN

        On January 1, 2000, the Company adopted the UTStarcom, Inc. 401(k) Savings Plan, or 401(k) Plan, a cash-or-deferred arrangement, which covers the Company's eligible employees who have attained the age of 21. The Company's matching contributions under the 401(k) Plan were suspended, effective March 1, 2009. The plan was reinstituted in 2010 and the Company contributed to a maximum of $3,252 per employee for the 2010 plan year. The Company's matching contributions were subject to a five-year vesting schedule based upon longevity of employee service with the Company. Due to the transfer of the Company's U.S. based corporate operations to China, the 401(K) Plan was terminated as of October 1, 2010. No additional plan was adopted in 2011and 2012. Matching contributions were $0.3 million in 2010.

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 22—SUBSEQUENT EVENTS

Tender Offer

        On November 30, 2012, the Company announced the commencement of a tender offer (the Tender Offer) to purchase up to 25,000,000 (or 8,333,333 after reverse share split) of its ordinary shares at a price of $1.20 (or $3.60 after reverse share split) per share. The Tender Offer expired on January 3, 2013. As of January 10, 2013, the Company has accepted for purchase 25,000,000 (or 8,333,333 after reverse share split) of the Company's ordinary shares at a cost of approximately $30 million under the Tender Offer. All the repurchased shares through the tender offer have been cancelled at the purchasing date of January 10, 2013

One-for-Three Reverse Share Split

        On March 21, 2013, shareholders of the Company approved the consolidation of the authorized share capital of the company from the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each. As a result, the one-for-three reverse split of the company's ordinary shares became effective on March 21, 2013 with trading of the post-reverse split-adjusted basis on the NASDAQ Global Select Market commencing as of the opening of trading on Friday, March 22. All shares related data used in the presentation of these financial statements have been have been adjusted retroactively to reflect the one for three reverse share split.

Disposal of Bodashutong

        In December 2011, the Company invested $0.6 million into Beijing Bodashutong Technology Development Co. Ltd, or Bodashutong, through its subsidiaries, Shidazhibo (Beijing) Culture and Media Co. Ltd. and UTStarcom (China) Co., Ltd. The Company owned a 30% equity interest of Bodashutong as of December 31, 2012, and accounts for this investment using the equity method.

        On September 21, 2012, the Board of Directors of Bodashutong approved a Board Resolution to approve Shidazhibo (Beijing) Culture and Media Co. Ltd to transfer its equity interest in Bodashutong to other three shareholders of Bodashutong equally at consideration of $0.6 million which is equal to the Company's investment cost. The equity transfer was approved by the State-owned Assets Supervision and Administration Commission of the State Council in February 2013 and the equity interest transfer was completed in March 2013.

Receipt of "Go Private" Proposal

        The Board of Directors (the "Board") of the Company has received a preliminary non-binding proposal letter dated March 27, 2013 from one of its Directors, Mr. Hong Liang Lu, and entities affiliated with him (collectively, "Mr. Lu"), and Shah Capital Opportunity Fund LP and Himanshu H. Shah (collectively, "Shah Capital") to acquire all of the outstanding shares of UTStarcom not currently owned by Mr. Lu or Shah Capital in a going private transaction for $3.20 per ordinary share in cash, subject to certain conditions. Mr. Lu and Shah Capital currently own approximately 3.2% and 17.6% of UTStarcom's ordinary shares, respectively. The Board has formed a special committee of independent directors (the "Special Committee") consisting of three independent directors, Baichuan Du, Sean Shao and Linzhen Xie, to consider this proposal.

NGN spin off

        On March 22, 2013, the Company entered into the agreement to divest all of our NGN related assets and liabilities to a third party for a cash payment of $2.7 million by the Company.

DOCSIS-EOC disposal

        On March 22, 2013, the Company entered into the agreement to dispose its DOCSIS-EOC product to a third party with a cash consideration of $1.8 million by the buyer. The transaction was closed at Apr 9, 2013.

SCHEDULE I CONDENSED FINANCIAL INFORMATION OF REGISTRANT	12 Months Ended
Dec. 31, 2012
SCHEDULE I CONDENSED FINANCIAL INFORMATION OF REGISTRANT
SCHEDULE I CONDENSED FINANCIAL INFORMATION OF REGISTRANT

UTSTARCOM HOLDINGS CORP. (UNCONSOLIDATED—PARENT COMPANY BASIS)

REGISTRANT BALANCE SHEETS

(in thousands, except par value)

	December 31,
	2012	2011
	(in thousands)
ASSETS
Investment in affiliated companies	$243,426	$278,801

Total assets	243,426	278,801

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable—intercompany	27,584	14,163

Total current liabilities	27,584	14,163

Total liabilities	27,584	14,163

Stockholders' equity:
Ordinary share: $0.00125 par value; 750,000 authorized shares; 159,966 and 156,507 shares issued at December 31, 2012 and December 31, 2011, respectively; 142,968 and 151,816 shares outstanding at December 31, 2012 and December 31, 2011, respectively (Note 1)(1)	182	182
Additional paid-in capital	1,309,761	1,306,780
Treasury stock, at cost: 16,998 and 4,691 shares at December 31, 2012 and December 31, 2011, respectively (Note 2)	(20,421)	(6,301)
Accumulated deficit	(1,153,301)	(1,118,916)
Accumulated other comprehensive income	79,621	82,893

Total stockholders' equity	215,842	264,638

Total liabilities and stockholders' equity	$243,426	$278,801

(1)
Authorized share capital of the company was amended by the consolidation of the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each, and became effective on March 21, 2013. The authorized shares, issued shares, outstanding shares, and treasury stock shares for 2012 and 2011 have been adjusted retroactively to reflect the one for three reverse share split.

UTSTARCOM HOLDINGS CORP. (UNCONSOLIDATED—PARENT COMPANY BASIS)

CONDENSED INFORMATION AS TO THE RESULTS OF OPERATIONS OF THE REGISTRANT

(in thousands)

Years ended December 31,
	2012	2011	2010
(in thousands)
Net sales
Unrelated parties	$—	$—	$—
Related parties	—	—	—
Intercompany	—	—	—
Cost of sales
Unrelated parties	—	—	—
Related parties	—	—	—
Intercompany	—	—	—

Gross profit	—	—	—

Operating expenses:
Selling, general and administrative	2,315	2,217	2,631
Research and development	—	—	—
Amortization of intangible assets	—	—	—
Restructuring charges	—	—	—
Impairment of long-lived assets	—	—	—

Total operating expenses	2,315	2,217	2,631

Operating loss	(2,315)	(2,217)	(2,631)
Interest income	—	—	—
Interest expense	—	—	—
Other income, net	—	—	—
Loss before income taxes and equity in loss of affiliated companies	(2,315)	(2,217)	(2,631)
Equity in net income (loss) of affiliated companies	(32,070)	15,604	(62,498)
Income tax benefit (expense)	—	—	—

Net income (loss)	$(34,385)	$13,387	$(65,129)

UTSTARCOM HOLDINGS CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE 1—BASIS OF PRESENTATION

        UTStarcom Holdings Corp., or the Company, a Cayman Island corporation, is the parent company of all UTStarcom Holdings Corp. subsidiaries. The condensed financial statements of the Company have been prepared pursuant to the rules and regulations of the SEC and in conformity with U.S. GAAP.

        On June 24, 2011, the Company effected a merger, or the Merger, to reorganize the corporate structure of UTStarcom, Inc., a Delaware corporation incorporated in 1991, and its subsidiaries. As a result of the reorganization, UTStarcom Holdings Corp. became the parent company of UTStarcom, Inc. and its subsidiaries. Pursuant to the Merger, the Company issued an equal number of ordinary shares in exchange for the common stock of UTStarcom, Inc. Given the reorganization of the corporate structure on June 24, 2011, the prior period numbers have been adjusted as if the new corporate structure had been in place since the beginning of the earliest period presented in the above condensed financial statements.

        The Company is generally a holding company of certain subsidiaries, or collectively subsidiaries. The condensed financial statements of the Company have been prepared with the assumption that the current corporate structure has been in existence throughout all relevant periods.

        The Company records its investment in subsidiaries under the equity method of accounting as prescribed in APB Opinion No. 18, "The Equity Method of Accounting for Investments in Common Stock." Such investment is presented on the balance sheet as "Investment in affiliated companies" and the subsidiaries' profit or loss are recognized based on the effective shareholding percentage as "Equity in net income (loss) of affiliated companies" on the results of operations.

        Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. The footnote disclosures contain supplemental information relating to the operations of the Company and, as such, these statements should be read in conjunction with the notes to the consolidated financial statements of the Company.

        The Company is a shell company and does not have any activities. Operating expenses for the Company for the years ended December 31, 2012, 2011 and 2010 consisted mainly of the retaining fee for the Board of Directors, its director and officer insurance expenses, and the expenses associated with investor relations. As the Company does not have any cash activity, the recorded expenses were paid on behalf of the Company by UTStarcom, Inc., its subsidiary, and statements of cash flows have been omitted.

NOTE 2—REPURCHASE OF ORDINARY SHARES

        On August 12, 2011, the Company's Board of Directors approved a repurchase program of up to $20 million of its ordinary shares outstanding over the 12 months through August 15, 2012. In August 2012, the Company's Board of Directors approved to extend the repurchase program to August 2013. As of December 31, 2012, the Company has repurchased 12,524,614 shares (or 4,174,871 shares after reverse share split) at a cost of $15.1 million under this program. The Company did not terminate this program prior to its expiration during the year 2013. On November 30, 2012, The Company announced a commencement of a tender offer (the Tender Offer) to purchase up to 25,000,000 (or 8,333,333 after reverse share split) of its ordinary shares at a price of $1.20 (or $3.60 after reverse share split) per share. The Tender Offer expired on January 3, 2013. As of January 10, 2013, the Company had accepted for purchase 25,000,000 (or 8,333,333 after reverse share split) of the Company's ordinary shares at approximately $30.0 million under the Tender Offer. All the repurchased shares through the tender offer have been cancelled at the purchasing date of January 10, 2013 and all the repurchased shares under the repurchase program have been classified as treasury shares of the Company. The Company did not have any other share repurchase programs that have expired in 2012 and did not make further purchases of shares under any other programs during the year 2012.

SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS AND RESERVES	12 Months Ended
Dec. 31, 2012
SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

UTSTARCOM HOLDINGS CORP.

VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

For the Years Ended December 31, 2012, 2011, and 2010

Description	Balance at beginning of the period	Charged (credited) to costs and expenses	Charged (credited) to other accounts	(Deductions) Adjustments IPTV divestiture	(Deductions) Adjustments	Balance at end of the period
	(in thousands)
Year ended December 31, 2012
Allowance for doubtful accounts	$30,145	$(1,148)	$—	$(17,625)	$(576)	$10,796
Tax valuation allowance	$469,224	$(30,745)	$(20,194)	$—	$—	$418,285
Year ended December 31, 2011
Allowance for doubtful accounts	$32,176	$2,161	$—	$—	$(4,192)	$30,145
Tax valuation allowance	$473,914	$(3,877)	$(813)	$—	$—	$469,224
Year ended December 31, 2010
Allowance for doubtful accounts	$26,065	$5,499	$—	$—	$612	$32,176
Tax valuation allowance	$481,742	$20,897	$(28,725)	$—	$—	$473,914
(1)
Charged (credited) against other comprehensive income.

(2)
Represents write-offs of allowance for doubtful accounts and foreign exchange differences.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2012
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates:

Use of Estimates:

        The preparation of consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant judgment and estimates are used for revenue recognition, allowance for doubtful accounts and sales returns, tax valuation allowances, inventory write-down, deferred costs, accrued product warranty costs, provisions for contract losses, recoverability of goodwill and intangible assets, other long-lived asset impairments, stock-based compensation expense, loss contingencies and restructuring expenses among others. Actual results could differ materially from those estimates.

Cash and Cash Equivalents:

Cash and Cash Equivalents:

        Cash and cash equivalents consist of highly liquid instruments with original maturities of three months or less. Approximately 48%, $85.3 million of cash and cash equivalents were held by the Company's subsidiaries in the U.S. as of December 31, 2012. The remainder was held by the other UTStarcom entities throughout the world. As of December 31, 2012, approximately 27%, $49.3 million of the Company's cash and cash equivalents were held by its subsidiaries in China and China imposes currency exchange controls on transfers of funds outside of China. Cash and cash equivalents are invested in institutional money market funds, short-term bank deposits and similar short duration instruments with fixed maturities from overnight to three months.

Restricted Cash:

Restricted Cash:

        As of December 31, 2012, the Company had short-term restricted cash of $13.8 million, and had long-term restricted cash of $5.8 million included in other long-term assets. As of December 31, 2011, the Company had short-term restricted cash of $12.9 million, and had long-term restricted cash of $5.7 million included in other long-term assets. These amounts primarily collateralize the Company's issuances of bond, standby and commercial letters of credit.

Investments:

Investments:

        The Company's investments consist principally of bank notes, debt securities classified as available for sale and cost and equity method investments in privately held companies. The investments in equity securities of privately held companies in which the Company holds less than 20% voting interest and on which the Company does not have the ability to exercise significant influence are accounted for under ASC 325, "Investments—Other" using the cost method. Under the cost method, these investments are carried at the lower of cost or fair market value. The investments in equity securities of privately held companies in which the Company holds at least 20% but less than 50% voting interest and on which the Company has the ability to exercise significant influence are accounted for under ASC 323, "Investments—Equity Method and Joint Ventures" using the equity method. Investments in debt securities that are classified as available for sale are measured at fair value in the statement of financial position under ASC 320, "Investments—Debt and Equity Securities". Unrealized holding gains and losses for available-for-sale securities (including those classified as current assets) will be excluded from earnings and reported in other comprehensive income until realized except as indicated in the following paragraph.

        The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

Revenue Recognition:

Revenue Recognition:

        The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectability is probable. The Company assesses collectability based on a number of factors, including payment history and the credit-worthiness of the customer. The Company does not request collateral from its customers. In international sales, the Company may require letters of credit from its customers that can be drawn on demand if the customer defaults on its payment. If the Company determines that collection of a payment is not reasonably assured, the Company defers revenue recognition until collection becomes reasonably assured, which is generally upon receipt of cash. If the payment due from the customer is not fixed or determinable due to extended payment terms, revenue is recognized as payments become due and payable by the customer, assuming all other criteria for revenue recognition are met. Any payments received prior to revenue recognition are recorded as customer advances. Normal payment terms differ for various reasons amongst different customer regions, depending upon common business practices for customers within a region. Billing to customers for shipping and handling are recorded as revenues and the associated costs are recorded as costs of revenues. Any expected losses on contracts are recognized when identified on an individual basis in accordance with the prevailing accounting guidance for the respective contract.

        In September 2009, the FASB amended the accounting standards for multiple element arrangements to:

  (i)
  provide updated guidance on how the deliverables in a multiple element arrangements should be separated, and how the consideration should be allocated;

  (ii)
  allow the use of management's best estimate of selling prices, or BESP, for individual elements of an arrangement when vendor-specific objective evidence, or VSOE, of selling price or third-party evidence, or TPE, of selling price is not available; and

  (iii)
  eliminate the use of the residual method and require an entity to allocate revenue using the relative selling price method.

        In September 2009, the FASB also amended the accounting standards to remove non-software components and software components of tangible products that function together to deliver the product's essential functionality from the scope of pre-existing software revenue recognition guidance.

        The Company adopted these standards beginning in January 2011 on a prospective basis for applicable transactions originating or materially modified after December 31, 2010.

        The amended standards did not generally change the units of accounting for the Company's revenue transactions. Most of the Company's non-software products and services qualify as separate units of accounting because they have value to the customer on a standalone basis and the Company's revenue arrangements generally do not include a general right of return relative to delivered products after receipt of the final acceptance certificate.

        A majority of these non-software products are hardware systems such as telecommunications equipment and terminal equipment containing software components that function together to provide the essential functionality of the product and are considered non-software deliverables. Therefore, revenue transactions related to the sale of these telecommunications equipment, which until December 31, 2010, have been accounted for under pre-existing software revenue recognition guidance are now accounted for under the amended guidance for arrangements with multiple deliverables.

        When a sales arrangement contains multiple deliverable elements, or multiple element arrangements, and software and non-software components function together to deliver the tangible products' essential functionality, the Company allocates revenue to each element based on the relative selling price of each element. Under this approach, the selling price of a deliverable is determined by using a selling price hierarchy that requires the use of VSOE of fair value, if available, TPE of selling price if VSOE is not available or management's BESP if neither VSOE nor TPE is available.

        The Company establishes VSOE of selling price using the price charged for a deliverable when sold separately. When the Company is unable to establish selling price using VSOE, the Company uses management's BESP in the allocation of arrangement consideration. The Company typically is not able to determine TPE for its products or services. TPE of selling price is determined by evaluating similar competitor deliverables when sold separately to similarly situated customers. Generally, the Company's products differ from that of its peers, in that its product offerings are directed towards the integration of telecom, broadband and cable television networks and as such, usually entail a significant level of differentiation or customization for its customers such that the comparable pricing of products with similar functionality cannot be obtained. Furthermore, the Company is unable to reliably determine what similar competitor products' selling prices are on a stand-alone basis.

        The objective of BESP is to determine the price at which the Company would transact a sale if the product or service were sold on a stand-alone basis. Management applies judgment in establishing pricing strategies and determines its BESP for a product or service using historical selling price trends and by considering multiple factors including, but not limited to, cost of products, gross margin objectives, geographies, customer classes, customer segment pricing practices and distribution channels. The determination of BESP is performed through consultation with the Company's product management and marketing department and includes review and approval by Management. Management regularly reviews VSOE and BESP and maintain internal controls over the establishment and updates of these estimates.

        The Company may modify or develop new pricing practices and strategies in the future. As these pricing strategies evolve, the Company may modify its pricing practices in the future, which may result in changes in selling prices, including both VSOE and BESP. As a result, future revenue recognition may result in a different allocation of revenue to the deliverables in multiple element arrangements from the results of the current period, which may change the pattern and timing of revenue recognition for these elements but will not change the total revenue recognized for the arrangement.

        Multiple element arrangements primarily involve the sale of hardware systems, installation and training. In addition, while not separately sold, the arrangement may include extended warranties that cover product repairs, maintenance services, and software updates for the software components that are essential to the functionality of the hardware systems or equipment. Revenue consideration allocated to each element under the relative selling price method is recognized as each element is earned, namely upon installation and acceptance of equipment or delivery of terminals, the delivered element(s) has stand-alone value, there is no right of return on delivered element(s), and the Company is in control of the undelivered element(s). For arrangements that include service elements, including technical support and installation and also training, revenue is deferred until such services are deemed complete. Revenue from extended warranties is recognized ratably over the contract period of the extended warranty services.

        Final acceptance is required for revenue recognition when installation services are not considered perfunctory. Final acceptance indicates that the customer has fully accepted delivery and installation, if any, of equipment and the Company is entitled to full payment. The Company does not recognize revenue before final acceptance is granted by the customer if acceptance is considered substantive to the transaction. The sales contracts the Company enters into typically include customer acceptance provisions and require the customer to issue a final acceptance certificate to evidence the customer's acceptance of the products and services. In those circumstances, the Company is unable to enforce payment terms until after the receipt of the final acceptance certificate because the payment conditions are dependent on the issuance of the final acceptance certificate. The Company's products are generally deployed within the core network of its telecommunications and cable operations customers. The acceptance terms for the products and services include initial test, on-site testing and trial period. Based on the Company's past experience, the customer's acceptance process for larger and complex projects may take longer than twelve months. As a result, the customer run prolonged and rigorous tests to ensure the Company's products work seamlessly with the customer's existing network. Each customer runs its unique tests, as the equipment performance can vary based on how the equipment works in combination with the customer's other equipment, software and other conditions. Given that there is uncertainty about customer acceptance until the customer completes its internal testing and procedures, the Company waits until the issuance of the final acceptance certificate to support its assertion that the delivery of products and services has occurred. For significant customer contracts involving larger and complex projects where there is on-site testing at multiple locations and the taking over of product warranty and product title occurs after the acceptance of the products and services, acceptance is substantive to the transaction.

        If the transactions entered into or materially modified on or after December 31, 2010 were subject to the previous accounting guidance, the change in total revenue, income from continuing operations, net income and related per share amounts, and deferred revenue for the period ended December 31, 2012 would not be material.

        Certain arrangements with multiple deliverables may continue to have stand-alone software deliverables that are subject to the existing software revenue recognition guidance along with non-software deliverables that are subject to the amended revenue accounting guidance. The revenue for these multiple element arrangements is allocated to the stand-alone software deliverables as a group and the non-software deliverables based on the relative selling prices of all of the deliverables in the arrangement using the fair value hierarchy in the amended revenue accounting guidance. For stand-alone software sales after December 31, 2010 and for all transactions entered into prior to the first quarter of 2011, the Company recognizes revenue based on the software revenue recognition guidance. Under the software revenue recognition guidance, the Company uses the residual method to recognize revenue when an arrangement includes one or more elements to be delivered at a future date and VSOE of the fair value of all the undelivered elements exists. VSOE of fair value of each element is based on the price charged when the element is sold separately. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the contract price is recognized as revenue when all other revenue recognition criteria are met. If VSOE of fair value of one or more undelivered elements does not exist, all revenue for delivered and undelivered elements is deferred until delivery of all elements occurs or when VSOE of fair value of the undelivered elements can be established. In some cases the Company has agreed to give software upgrade rights on a "when and if made available" basis for no additional consideration and for an unspecified period which could extend over the term of the contract. This additional contract obligation is an element of "post-contract support", or PCS. The Company has not established VSOE for such contract element. Accordingly, the revenues from such contracts are recognized ratably over the expected period of PCS, which is generally the term of the contract. In some cases where there is no stated contractual term, revenue is recognized ratably over the estimated period of PCS. The Company reviews assumptions regarding the estimated PCS periods on a regular basis. If the Company determines that it is necessary to revise the Company's estimates of the PCS periods, the amount of revenue recognized over the life of the contract would not be affected. However, to the extent the new assumptions regarding the PCS periods were different from the original assumptions, the contract revenues would be recognized over the remaining expected PCS period.

        In connection with the restructuring of the telecommunication industry in China and the launch of 3G services in China, MIIT announced that PAS services in China would be phased out by January 1, 2012. In the second and third quarter of 2009, the Company streamlined its sales, service and R&D operations for PAS handsets and infrastructure equipment. The Company did not perform any new R&D of PAS products and it maintained a small support team to assist its customers with warranty matters. In the later part of the third quarter of 2009 and the early part of the fourth quarter of 2009, the Company contacted its PAS infrastructure customers and held discussions with them on the future of PAS products. In October 2009, the Company notified its PAS infrastructure customers in China that it would no longer provide upgrades or support of PAS products beyond December 31, 2011. Consequently, the Company determined the remaining expected period of support as 2 years from the fourth quarter of 2009 and hence deferred revenue associated with PAS infrastructure was recognized ratably beginning in the fourth quarter of 2009 through the fourth quarter of 2011. In 2011, deferred revenue of $95.3 million was released to revenue associated with PAS infrastructure sales, realizing profit of approximated $33.1 million on a full year basis. As of December 31, 2011, the Company completed the amortization of deferred revenue associated with PAS infrastructure sales. The Company still had a remaining balance of deferred revenue associated with unfulfilled contractual obligations for its historical PAS infrastructure contracts as of December 31, 2011. Such amounts were deferred at its VSOE of fair value according to the terms of the contracts. Upon the phasing out of the PAS services as required by the MIIT announcement, the Company has been taking appropriate actions, such as communicating with its customers regarding the termination of such services, to legally release those obligations. Accordingly, approximately $8.1 million of the deferred revenue had been released in 2012 upon the completion of the appropriate legal actions. The remaining balance of $5.1 million was included as the part of the liabilities transferred to the buyer on the IPTV divestiture. However, due to the delay of assignment of customer contract, only $2.0 million of the deferred revenue had been transferred to the buyer of the IPTV business and the Company retained the remaining deferred revenue balance of $3.1 million which associated with PAS as of December 31, 2012.

        Revenue from fixed price contracts that include a requirement for significant software modification or customization is recognized using the completed contract method of accounting whereby no revenue is recognized prior to the completion of the project, because for contracts involving unique requirements the Company is unable to make reasonably dependable estimates of progress towards meeting contractual requirements. In the event estimated total project costs exceed estimated total project revenues, the entire estimated loss is charged to operations in the period in which the loss becomes probable and can be reasonably estimated. The complexity of the estimation process and judgments about internal and external factors including labor utilization, changes to specifications and testing requirements, time required for performance and resulting incurrence of contract penalties, and the performance of subcontractors affect the estimation process.

        The Company recognizes revenue for system integration, installation and training upon completion of performance and if all other revenue recognition criteria are met. Other service revenue, principally related to maintenance and support contracts, is recognized ratably over the maintenance term.

        The Company also sells products through resellers. Revenue is generally recognized when the standard price protection period, which ranges from 30 to 90 days, has lapsed. If collectability cannot be reasonably assured in a reseller arrangement, revenue is recognized upon sell-through to the end customer and receipt of cash. There may be additional obligations in reseller arrangements such as inventory rotation, or stock exchange rights on the product. In most cases, the Company has developed reasonable estimates for stock exchanges based on historical experience with similar types of sales of similar products.

        The Company has sales agreements with certain wireless customers that provide for a rebate of the selling price to such customers if the particular product is subsequently sold at a lower price to such customers or to a different customer. The rebate period extends for a relatively short period of time. Historically, the amounts of such rebates paid to customers have not been material. The Company estimates the amount of the rebate based upon the terms of each individual arrangement, historical experience and future expectations of price reductions and then records its estimate of the rebate amount at the time of the sale. The Company also enters into sales incentive programs, such as co-marketing arrangements, with certain wireless and handset customers. The Company records the incurred incentive as a reduction of revenue when the sales revenue is recognized. In the fourth quarter of 2009, the Company substantially completed the wind-down of its handset business therefore such arrangements were not significant in 2010, 2011 and 2012.

        The assessment of collectability is also a factor in determining whether revenue should be recognized. The Company assesses collectability based on a number of factors, including payment history and the credit-worthiness of the customer. The Company does not request collateral from its customers. In international sales, the Company may require letters of credit from its customers that can be drawn on demand if the customer defaults on its payment. If the Company determines that collection of a payment is not reasonably assured, the Company defers revenue recognition until collection becomes reasonably assured, which is generally upon receipt of cash.

        Occasionally, the Company enters into revenue sharing arrangements. Under these arrangements, the Company collects payment only after its customer, the telecommunications service provider, collects service revenues. When the Company enters into a revenue sharing arrangement, the Company does not recognize revenue until collection is reasonably assured.

        On August 31, 2012, the Company completed the divestiture of its IPTV business. UTStarcom divested the IPTV business, transferring all assets, liabilities and managerial duties to the buyer. However, due to the delay of customer contract assignments, the Company is still the primary obligor for most of the contracts as they were not legally assigned to the buyer. Therefore, the Company was not able to derecognize the customer advances and deferred revenue related to those un-assigned contracts. Since all of the economic risks and benefits of the un-assigned contracts had been transferred to the buyer of the IPTV business, the Company had recorded a portion of the payment ($22.7 million) made to the buyer at the time of the divestiture as deferred service costs to offset the remaining liabilities (deferred revenue and customer advances) related to those un-assigned contracts. Although the deferred costs and related deferred revenue and customer advances have not been transferred to the buyer at the time of sale, those costs, and this $22.7 million, have been included in the calculation of the loss on divestiture discussed above. As of December 31, 2012, the Company had liabilities and deferred costs of $47.3 million related to those un-assigned contracts. The Company will continue to recognize revenue for those unassigned contracts when they meet the revenue recognition criteria as mentioned above. At the same time, the Company will recognize an equal amount of the deferred costs associated with those contracts. Therefore, there will be no gross margin impact from the future revenue recognition of these unassigned contracts. During the post divestiture period in 2012, the Company recorded $2.2 million in revenues and related costs in the statements of operations relating to these unassigned contracts. See "Note 3—Divestiture".

        Because of the nature of doing business in China and other emerging markets, the Company's billings and/or customer payments may not correlate with the contractual payment terms and the Company generally does not enforce contractual payment terms prior to final acceptance. Accordingly, accounts receivable are not recorded until the Company recognizes the related customer revenue. Advances from customers are recognized when the Company has collected cash from the customer, prior to recognizing revenue. Deferred revenue is recorded if there are undelivered elements after final acceptance has been obtained. The Company had current deferred revenue of $41.5 million and $65.0 million, and long-term deferred revenue of $59.5 million and $83.2 million at December 31, 2012 and 2011, respectively. Costs related to deferred revenue are also deferred until revenue is recognized. See "Deferred Costs" below.

Product Warranty:

Product Warranty:

        The Company provides a warranty on its equipment and terminal sales for a period generally ranging from one to two years from the time of final acceptance. At times, the Company has entered into arrangements to provide limited warranty services for periods longer than two years. The Company provides for the expected cost of product warranties at the time that revenue is recognized based on an assessment of past warranty experience and when specific circumstances dictate. The Company assesses the adequacy of its recorded warranty liability every quarter and makes adjustments to the liabilities if necessary. Specific warranty accruals are reversed upon the expiration of the warranty period and are recorded as reduction of cost of sales. The reversal amount was not material in 2012. From time to time, the Company may be subject to additional costs related to non-standard warranty claims from its customers. If and when this occurs, the Company estimates additional accruals based on historical experience, communication with its customers and various assumptions that the Company believes to be reasonable under the circumstances. Such additional warranty accruals are recorded in the period in which the additional costs are identified.

Receivables:

Receivables:

        Although the Company evaluates customer credit worthiness prior to a sale, the Company provides an allowance for doubtful accounts for the estimated loss on trade and notes receivable when collection may no longer be reasonably assured. The Company assesses collectability of receivables based on a number of factors including analysis of creditworthiness, the Company's historical collection history and current economic conditions, its ability to collect payment and on the length of time an individual receivable balance is outstanding. The Company's policy for determining the allowance for doubtful accounts includes both specific allowances for balances known to be uncollectible and a formula-based portfolio approach, based on aging of the accounts receivable, as a precursor to a management review of the overall allowance for doubtful accounts. This formula-based approach involves aging of the Company's accounts receivable and applying a percentage based on the Company's historical experience; this approach results in the allowance being computed based on the aging of the receivables. The Company evaluates the percentages applied to each category of aged accounts receivable periodically based on actual history of write-offs and collections and refines this formula-based approach accordingly for use in future periods. Receivable balances are written off when the Company has sufficient evidence to prove that they are uncollectible.

Inventories:

Inventories:

        Inventories consist of product held at the Company's manufacturing facility and warehouses, as well as finished goods at customer sites for which the customer has taken possession, but based on specific contractual terms, title has not yet passed to the customer. The Company may ship inventory to existing customers that require additional equipment to expand their existing networks prior to the signing of an expansion contract. Inventories are stated at the lower of cost or market value, based on the FIFO method of accounting. Write-downs are based on the assumptions about future market conditions and customer demand, including projected changes in average selling prices resulting from competitive pricing pressures. The Company continually monitors inventory valuation for potential losses and obsolete inventory at its manufacturing facilities as well as at customer sites. If actual market conditions are less favorable than those projected by management, additional write-downs may be required. If actual market conditions are more favorable than anticipated, inventory previously written down may be sold to customers, resulting in lower cost of sales and higher income from operations than expected in that period.

Deferred Costs:

Deferred costs:

        Deferred costs consist of product shipped to the customer for which the rights and obligations of ownership have passed to the customer but revenue has not yet been recognized due to prolonged acceptance periods for tests and the existence of undelivered elements, such as post-contract support including software update rights for which the Company does not have a vendor specific objective evidence of fair value. All deferred costs are stated at cost. Management periodically assesses the recoverability of deferred costs and provides reserves against deferred cost balances when recovery of deferred costs is not probable. Recoverability is evaluated based on various factors including the length of time the product has been held at the customer site, the viability of payment, including assessment of product demand if a revenue sharing arrangement exists and/or the evaluation if a related transaction will result in a gross margin loss. In a loss situation for a transaction, the deferred cost balance is adjusted for impairment equal to the value of the excess of cost over the amount of revenue that will be eventually recognized for the transaction. Revenue and cost of sales are recorded when final acceptance is received from the customer. With greater concentration of product at customer sites under contract with specific or individual customers, the financial conditions of such specific or individual customers may result in increased concentration risk exposure for the Company's inventory. For any post contract support services where the revenue is deferred, due to lack of VSOE for post contract support, the entire related deferred direct costs are classified as a noncurrent asset, consistent with the definition of a current asset.

Research and Development and Capitalized Software Development Costs:

Research and Development and Capitalized Software Development Costs:

        R&D costs are charged to expense as incurred. The Company capitalizes software development costs incurred in the development of software that will ultimately be sold, between the time technological feasibility has been attained and the related product is ready for general release. Management judgment is required in assessing technological feasibility, expected future revenues, estimated product lives and changes in product technologies, and the ultimate recoverability of the Company's capitalized software development costs.

        The Company did not capitalize any software development costs during year 2012 and 2011. During 2010, the Company capitalized immaterial software development costs. Amortization of capitalized software development costs was $0.1 million in 2010. Direct costs of software developed for internal use are expensed during the preliminary project stage and capitalized during the application development stage.

Property, Plant and Equipment:

Property, Plant and Equipment:

        Property, plant and equipment are recorded at cost and are stated net of accumulated depreciation. Depreciation is provided for on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are amortized on a straight-line basis over the shorter of the estimated useful life or the term of the lease. When assets are disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are included in results of operations. The Company capitalizes interest incurred related to construction of property, plant or equipment until it is ready for use. No capitalized interest was recorded during the years ended December 31, 2012, 2011, and 2010.

        The Company generally depreciates its assets over the following periods:

Years
Furniture, test or manufacturing equipment	5
Computers and software	2 - 3
Buildings	20
Automobiles	5
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets

        Depreciation expense was $4.4 million, $1.8 million, and $5.6 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Goodwill and Intangible Assets:

Goodwill and Intangible Assets:

        Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired in a business combination. Goodwill is not amortized and is tested annually for impairment during the fourth quarter of the fiscal year and between annual tests if an event occurs or circumstances change in accordance with ASC 350 that would more likely than not reduce the fair value below its carrying amount. Impairment testing of goodwill is performed at a reporting unit level. In 2012, the Company adopted the Financial Accounting Standards Board ("FASB") revised guidance on "Testing of Goodwill for Impairment." Under this guidance, the Company has the option to choose whether it will apply the qualitative assessment first and then the quantitative assessment, if necessary, or to apply the quantitative assessment directly. For reporting units applying a qualitative assessment first, the Company starts the goodwill impairment test by assessing qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the Company determines that it is more likely than not the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is mandatory. Otherwise, no further testing is required. The quantitative impairment test consists of a comparison of the fair value of goodwill with its carrying value. For reporting units directly applying a quantitative assessment, the Company performs the goodwill impairment test by quantitatively comparing the fair values of those reporting units to their carrying amounts.

        Fair value of reporting units is generally determined using a discounted cash flow analysis. This approach uses significant estimates and assumptions including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates, determination of appropriate comparable entities and the determination of whether a premium or discount should be applied to comparables. In addition to the estimates of future cash flows, two of the most significant estimates involved in the determination of fair value of the reporting units are the discount rates and perpetual growth rate applied to terminal values used in the discounted cash flow analysis. The discount rates used in the cash flow models for the goodwill impairment testing considers market and industry data as well as specific risk factors for each reporting unit. The perpetual growth rates for the individual reporting units, for purposes of the terminal value determination, are generally set after an initial three-year forecasted period, although certain reporting units utilized longer forecasted periods, and are based on historical experience, market and industry data. The Company conducts its annual impairment test as of November 1 of each year.

        Intangible assets resulting from the acquisitions of entities accounted for using the acquisition method of accounting are estimated by management based on the fair value of assets received. Intangible assets with finite useful lives mainly consist of technologies and non-compete agreement and are amortized on a straight-line basis, generally, over four years. Intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If undiscounted expected future cash flows are less than the carrying value of the assets, an impairment loss is recognized based on the excess of the carrying amount over the fair value of the assets.

        For the years ended December 31, 2012, 2011 and 2010, the amortization, and impairment charges were totaled approximately $0.3 million, $0.8 million and $0.2 million, respectively. The Company's consolidated balance sheets had $Nil of goodwill and $Nil of intangible assets as of December 31, 2012, and $13.8 million of goodwill and $3.6 million of intangible assets as of December 31, 2011. See "Note 6—Cash, Cash Equivalents and Investments" and "Note 8—Goodwill and Purchased Intangible Assets."

Other than Temporary Impairment on Investment

Other than Temporary Impairment on Investment:

        The Company reviews its investments for an other-than-temporary impairment whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. Investments identified as having an indication of impairment are subject to further analysis to determine if the impairment is other-than-temporary and this analysis requires estimating the fair value of the investment. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value. The determination of fair value of the investment involves considering factors such as current economic and market conditions, the operating performance of the companies including current earnings trends and forecasted cash flows, and other company and industry specific information.

Impairment of Long-Lived Assets:

Impairment of Long-Lived Assets:

        Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If undiscounted expected future cash flows are less than the carrying value of the assets, an impairment loss is recognized based on the excess of the carrying amount over the fair value of the assets. Long-lived assets that are to be disposed of by sale are measured at the lower of book value or fair value less cost to sell. See "Note 7—Long-Lived Assets."

Advertising Costs:

Advertising Costs:

        The Company expenses all advertising costs as incurred. Payment to customers for marketing development costs are accounted for as a reduction of the revenue associated with customers as incurred. For the years ended December 31, 2012, 2011, and 2010, advertising costs totaled $0.2 million, $0.5 million, and $0.7 million, respectively.

Restructuring Liabilities, Litigation and Other Contingencies:

Restructuring Liabilities, Litigation and Other Contingencies:

        The Company accounts for its restructuring plans using the guidance provided in ASC 420 "Exit or Disposal Cost Obligations" and ASC 712 "Compensation—Nonretirement Postemployment Benefits". The Company accounts for litigation and contingencies in accordance with ASC 450, "Contingencies", which requires that the Company record an estimated loss from a loss contingency when information available prior to issuance of the Company's financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and the amount of loss can be reasonably estimated.

Third Party Commissions:

Third Party Commissions:

        The Company records accruals for commissions payable to third parties in the normal course of business. Such commissions are recorded based on the terms of the contracts between the Company and the third parties and paid pursuant to such contracts. Consistent with the Company's accounting policies, these commissions are recorded as cost of net sales in the period in which the liability is incurred. Management has performed, and continues to perform, follow-up procedures with respect to these accrued commissions. Upon completion of such follow-up procedures, if the accrued commissions have not been claimed and the statute of limitations, if any, has expired, the Company reverses such accruals. Such reversals are recorded in the Statement of Operations during the period management determines that the accruals are no longer necessary. The Company concluded that for certain of these accrued commissions the statute of limitations had expired in August and November 2010, two years after formal communication was sent to these agents. During the year ended December 31, 2010, approximately $6.0 million was released to cost of net sales as a result of the expiration of statute of limitations. During the year ended December 31, 2011, the Company did not release any accruals to cost of net sales as a result of the expiration of statute of limitations. During the year ended December 31, 2012, approximately $0.5 million was released to cost of net sales as a result of the expiration of statute of limitations.

Stock-Based Compensation:

Stock-Based Compensation:

        Stock-based compensation expense for all share-based payment awards granted is determined based on the grant-date fair value. Stock-based compensation expense for restricted stock awards is measured based on the closing fair market value of the Company's ordinary shares on the date of grant. Stock-based compensation expense for stock options is estimated at the grant date based on each option's fair value as calculated by Black-Scholes model. Stock-based compensation is expensed ratably on a straight-line basis over the requisite service period, which is generally the vesting term of the share-based payment awards. The performance-based restricted stock units are subject to the attainment of goals determined by the Compensation Committee of the Company's Board of Directors. The Company records the relevant stock-based compensation for the performance-based restricted stock units based on the probability of meeting the performance conditions.

Accumulated Other Comprehensive Income:

Accumulated Other Comprehensive Income:

        Comprehensive income includes all changes in equity (net assets) during a period from non-owner sources. Other comprehensive income or loss for 2012, 2011, and 2010 is shown in the consolidated statement of operations and comprehensive income. As of December 31 of each of the two years indicated below, the components of accumulated other comprehensive income reported in the consolidated balance sheets were as follows:

	December 31,
	2012	2011
	(in thousands)
Foreign currency translation, net of tax	$79,621	$82,893

Accumulated other comprehensive income	$79,621	$82,893

        Accumulated other comprehensive income includes no material amounts related to noncontrolling interests.

Income Taxes:

Income Taxes:

        The Company is subject to income taxes in both the United States and numerous foreign jurisdictions. Significant judgment is required in evaluating the Company's tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company recognizes the tax benefit (expense) from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company recognizes interest expense and penalties related to income tax matters as part of the provision for income taxes.

        The Company recognizes deferred income taxes as the difference between the tax bases of assets and liabilities and their financial statement amounts based on enacted tax rates. Management judgment is required in the assessment of the recoverability of the Company's deferred tax assets based on its assessment of projected taxable income. Numerous factors could affect the Company's results of operations in the future. If there was a significant decline in the Company's future operating results, its assessment of the recoverability of its deferred tax assets would need to be revised, and any such adjustment to its deferred tax assets would be charged to income in that period. If necessary, the Company records a valuation allowance to reduce deferred tax assets to an amount management believes is more likely than not to be realized. Changes in estimates of taxable income in the future could result in reversal of the valuation allowances which would be credited to income in the year of reversal.

        The Company provides U.S. taxes on foreign undistributed earnings that are not considered to be permanently reinvested outside the United States.

Financial Instruments and Derivatives:

Financial Instruments and Derivatives:

        Financial instruments consist of cash and cash equivalents, short and long-term investments, notes receivable, accounts receivable and payable and accrued liabilities. The carrying amounts of cash and cash equivalents, bank notes, accounts receivable and payable, notes receivable, and accrued liabilities approximate their fair values because of the short-term nature of those instruments. The fair value of long term investments in equity securities is determined based on quoted market prices or available information about investees.

        The Company may use derivative financial instruments to manage its exposures to foreign currency exchange rate changes. The objectives for holding derivatives include reducing, eliminating, and efficiently managing the economic impact of these exposures as effectively as possible. Derivative instruments are recognized as either assets or liabilities on the consolidated balance sheets. The Company measures those instruments at fair value and recognizes changes in the fair value of derivatives in earnings in the period of change unless the derivative qualifies as an effective hedge that offsets certain exposures. Such contracts are designated at inception to the related foreign currency exposures being hedged. The Company has not hedged any such transactions in 2012, 2011, and 2010.

Foreign Currency Translation:

Foreign Currency Translation:

        The Company's operations are conducted through international subsidiaries where the local currency is the functional currency and the financial statements of those subsidiaries are translated from their respective functional currencies into U.S. Dollars. All foreign currency assets and liabilities are translated at the period-end exchange rate and all revenues and expenses are translated at the average exchange rate for the period. The effects of translating the financial statements of foreign subsidiaries into U.S. Dollars are reported as a cumulative translation adjustment, a separate component of comprehensive income in stockholders' equity. The foreign currency translation gain/loss related to the remeasurement of transactions denominated in other than the functional currency is included in other income, net on the Company's consolidated statements of operations. In connection with this remeasurement process, the Company recorded losses of $4.7 million and $8.9 million in 2012 and 2011, respectively, and a gain of $8.0 million in 2010.

Earnings per Share:

Earnings per Share:

        Basic earnings per share, or EPS, is computed by dividing net income (loss) available to holders of ordinary shares or common stockholders, by the weighted average number of the Company's ordinary shares outstanding, as applicable, during the period, which excludes unvested restricted stock. Diluted EPS presents the amount of net income (loss) available to each ordinary share, outstanding during the period plus each ordinary share that would have been outstanding assuming the Company had issued ordinary shares, for all dilutive potential ordinary shares outstanding during the period. The Company's potentially dilutive ordinary shares include outstanding stock options, unvested restricted stock and restricted stock units. For the year ended December 31, 2012, no potential ordinary shares were dilutive because of the net loss incurred in this year, therefore basic and dilutive EPS are the same. For the year ended December 31, 2011, 719,603 ordinary shares were dilutive. For the year ended December 31, 2010, no potential ordinary shares were dilutive because of the net loss incurred in that year, therefore basic and dilutive EPS were the same. The following table summarizes the total potential ordinary shares that were excluded from the diluted per share calculation, because to include them would have been anti-dilutive for the period.

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Anti-dilutive stock options and awards/units outstanding(2)	2,002	—	2,634

Total(1)	2,002	—	2,634

        The following table shows the calculation of dilutive shares used in calculation diluted earnings per share:

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Shares used in computation of basic earnings per share(2)	48,513	51,491	45,686
Total dilutive effect of outstanding stock awards(1)	—	150	—

Shares used in computation of diluted earnings per share(2)	48,513	51,641	45,686

(1)
Calculated using the treasury stock method, which assumes proceeds are used to reduce the dilutive effect of outstanding stock awards. Assumed proceeds include the unrecognized deferred compensation of share awards, and assumed tax proceeds from excess stock-based compensation deductions.

(2)
Authorized share capital of the company was amended by the consolidation of the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each effective from March 21, 2013. The shares used in computation of basic earnings per share and diluted earnings per share for 2012, 2011 and 2010 have been adjusted retroactively to reflect the one for three reverse share split.

Recent Accounting Pronouncements:

Recent Accounting Pronouncements:

        In May 2011, the FASB issued amended standards to achieve a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards. For assets and liabilities categorized as Level 3 and recognized at fair value, these amended standards require disclosure of quantitative information about unobservable inputs, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements. In addition, these amended standards require that the Company discloses the level in the fair value hierarchy for financial instruments disclosed at fair value but not recorded at fair value. The Company adopted these standards in fiscal year 2012. The adoption of these amended standards did not significantly impact the Company's consolidated financial statements.

        In June 2011, the FASB issued amended standards to increase the prominence of items reported in other comprehensive income. These amendments eliminate the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity and require that all changes in stockholders' equity—except investments by, and distributions to, owners—be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, these amendments require that the Company presents on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented. Further, the requirement for presentation of reclassifications from other comprehensive income to net income on a line item basis contained in the new accounting standards update is presently subject to deferral by the FASB pending further evaluation. The Company adopted these standards in fiscal year 2012 and has chosen to present, a continuous statement of operation and comprehensive income.

        In September 2011, the FASB issued amended standards to simplify how entities test goodwill for impairment. These amended standards permit an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit in which goodwill resides is less than its carrying value. For reporting units in which this assessment concludes it is more likely than not that the fair value is more than its carrying value, these amended standards eliminate the requirement to perform further goodwill impairment testing as outlined in the previously issued standards. The Company adopted these standards in fiscal year 2012. The adoption of these amended standards did not significantly impact the Company's consolidated financial statements.

        In October 2012, the FASB issued ASU No. 2012-04, "Technical Corrections and Improvements" which clarifies the Codification or corrects unintended application of guidance and includes amendments identifying when the use of fair value should be linked to the definition of fair value in Topic 820, Fair Value Measurement. Amendments to the Codification without transition guidance are effective upon issuance effective for fiscal periods beginning after December 15, 2012. The Company is currently evaluating the effect of the adoption of this pronouncement on its financial condition, results of operations and cash flows.

        In January 2013, the FASB issued ASU 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities". The ASU clarifies that ordinary trade receivables and receivables are not in the scope of ASU 2011-11, "Disclosures about Offsetting Assets and Liabilities". ASU 2011-11 applies only to derivatives, repurchase agreements and reverse purchase agreements, and securities borrowing and securities lending transactions that are either offset in accordance with specific criteria contained in the Codification or subject to a master netting arrangement or similar agreement. The ASU if effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods and requires retrospective application for all comparative periods presented. The Company doesn't expect the adoption of this standard to have a material effect on the Company's financial condition, results of operations and cash flows.

        In February 2013, the FASB issued ASU 2013-02, which adds new disclosure requirements for items reclassified out of accumulated other comprehensive income ("AOCI"). The ASU is intended to help entities improve the transparency of changes in other comprehensive income (OCI) and items reclassified out of AOCI in their financial statements. It does not amend any existing requirements for reporting net income or OCI in the financial statements. New disclosure requirements are effective for fiscal periods beginning after December 15, 2012 and should be applied prospectively. As the new ASU impacts presentation requirements only, the Company doesn't expect the adoption of this standard to have a material effect on the Company's financial condition, results of operations and cash flows.

        In February 2013, the FASB issued ASU 2013-04, "Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation is Fixed at the Reporting Date". This update provides guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this update is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. GAAP. The guidance requires an entity to measure those obligations as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. The guidance in this update also requires an entity to disclose the nature and amount of the obligation as well as other information about those obligations. This update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. For nonpublic entities, the amendments are effective for fiscal years ending after December 15, 2014, and interim periods and annual periods thereafter. This update should be applied retrospectively to all prior periods presented for those obligations resulting from joint and several liability arrangements within the Update's scope that exist at the beginning of an entity's fiscal year of adoption. An entity may elect to use hindsight for the comparative periods (if it changed its accounting as a result of adopting the amendments in this Update) and should disclose that fact. Early adoption is permitted.

        In March 2013, the FASB issued ASU 2013-05, "Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity". This update provides that when a reporting entity (parent) ceases to have a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business (other than a sale of in substance real estate or conveyance of oil and gas mineral rights) within a foreign entity, the parent is required to apply the guidance in Subtopic 830-30 to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. However, this treatment does not apply to an equity method investment that is not a foreign entity. In those instances, the cumulative translation adjustment is released into net income only if the partial sale represents a complete or substantially complete liquidation of the foreign entity that contains the equity method investment. Additionally, the amendments in this update clarify that the sale of an investment in a foreign entity includes both (1) events that result in the loss of a controlling financial interest in a foreign entity (that is, irrespective of any retained investment) and (2) events that result in an acquirer obtaining control of an acquire in which it held an equity interest immediately before the acquisition date (sometimes also referred to as a step acquisition). Accordingly, the cumulative translation adjustment should be released into net income upon the occurrence of those events. This update is effective prospectively for fiscal years (and interim reporting periods within those years) beginning after December 15, 2013. Early adoption is permitted.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2012
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Schedule of useful lives of property, plant and equipment

Years
Furniture, test or manufacturing equipment	5
Computers and software	2 - 3
Buildings	20
Automobiles	5
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets

Schedule of components of accumulated other comprehensive income reported in the consolidated balance sheets

	December 31,
	2012	2011
	(in thousands)
Foreign currency translation, net of tax	$79,621	$82,893

Accumulated other comprehensive income	$79,621	$82,893

Summary of the total potential ordinary shares that were excluded from the diluted per share calculation

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Anti-dilutive stock options and awards/units outstanding(2)	2,002	—	2,634

Total(1)	2,002	—	2,634

Schedule of calculation of dilutive shares used in calculation of diluted earnings per share

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Shares used in computation of basic earnings per share(2)	48,513	51,491	45,686
Total dilutive effect of outstanding stock awards(1)	—	150	—

Shares used in computation of diluted earnings per share(2)	48,513	51,641	45,686

(1)
Calculated using the treasury stock method, which assumes proceeds are used to reduce the dilutive effect of outstanding stock awards. Assumed proceeds include the unrecognized deferred compensation of share awards, and assumed tax proceeds from excess stock-based compensation deductions.

(2)
Authorized share capital of the company was amended by the consolidation of the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each effective from March 21, 2013. The shares used in computation of basic earnings per share and diluted earnings per share for 2012, 2011 and 2010 have been adjusted retroactively to reflect the one for three reverse share split.

COMPREHENSIVE INCOME/LOSS (Tables)	12 Months Ended
Dec. 31, 2012
COMPREHENSIVE INCOME/LOSS
Schedule of total comprehensive income (loss)

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Net income (loss)	$(35,579)	$11,777	$(65,290)
Other Comprehensive income (loss)
Foreign currency translation	(3,272)	13,470	(1,425)

Total Comprehensive income (loss)	(38,851)	25,247	(66,715)

Comprehensive loss attributable to noncontrolling interests(1)	1,194	1,610	161

Comprehensive income (loss) attributable to UTStarcom Holdings Corp	$(37,657)	$26,857	$(66,554)

(1)
Comprehensive loss attributable to noncontrolling interests consisted solely of net loss.

Schedule of changes in noncontrolling interests

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Balance at beginning of period	$6,401	$8,011	$792
Comprehensive loss attributable to noncontrolling interests	(1,194)	(1,610)	(161)
Noncontrolling interests arising from an acquisition	—	—	7,380
Noncontrolling interests reducing from deconsolidation	(4,393)	—	—

Balance at end of period	$814	$6,401	$8,011

BALANCE SHEET DETAILS (Tables)	12 Months Ended
Dec. 31, 2012
BALANCE SHEET DETAILS
Schedule of inventories

	December 31, 2012	December 31, 2011
	(in thousands)
Inventories:
Raw materials	$3,833	$9,334
Work in process	2,574	1,721
Finished goods(1)	19,621	23,207

Total Inventory	$26,028	$34,262

(1)
Includes finished goods at customer sites of approximately $14.4 million and $13.2 million at December 31, 2012 and 2011, respectively, for which the customer has taken possession, but based on specific contractual terms, title has not yet passed to the customer.

Schedule of Prepaid and other current assets

	December 31, 2012	December 31, 2011
	(in thousands)
Prepaids and other current assets
Notes Receivable	$—	$48
Prepaid-Tax	8,517	14,762
Advance to Suppliers	3,064	1,494
Deferred Taxes—Current	3,493	1,499
Other Receivable(1)	9,890	6,251
Prepaid others	2,190	5,188

Total Prepaids and other current assets	$27,154	$29,242

(1)
The other receivable balance as of December 31, 2012 included a loan of approximately $4.0 million made in the fourth quarter of 2012 to ESA Cultural Investment (Hong Kong) limited, a movie investment company with its operations located in Beijing. The Company signed the agreement to lend a total amount of $5.6 million in the fourth quarter of 2012. The loan bears interest at 20% per annum and will be mature on December 31, 2013. The Company paid the remaining part of the loan to ESA Cultural Investment (Hong Kong) limited in the first quarter of 2013.

Schedule of property, plant and equipment, net

	December 31, 2012	December 31, 2011
	(in thousands)
Property, plant and equipment, net:
Buildings	$—	$253
Leasehold improvements	9,992	20,475
Automobiles	2,055	3,965
Software	28,542	29,542
Equipment and Furniture	69,523	110,048
Others	804	342

Total	110,916	164,625

Less: accumulated depreciation and impairment	(102,050)	(152,426)

Total Property, plant and equipment, net	$8,866	$12,199

Schedule of other current liabilities

	December 31, 2012	December 31, 2011
	(in thousands)
Other current liabilities:
Accrued contract costs	$4,325	$9,876
Accrued payroll and compensation	7,341	13,407
Warranty costs	1,329	4,660
Accrued professional fees	2,103	4,531
Accrued other taxes	4,219	5,035
Restructuring costs	—	1,692
Other	6,883	11,117

Total other current liabilities	$26,200	$50,318

Schedule of other long-term liabilities

	December 31, 2012	December 31, 2011
	(in thousands)
Other long-term liabilities
Non Current Income Tax Payable	$16,128	$17,476
Non Current Deferred Tax Liability	133	960
Non Current Deferred Rent	878	942
Others	3,798	3,509

Total other long-term liabilities	$20,937	$22,887

CASH, CASH EQUIVALENTS AND INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2012
CASH, CASH EQUIVALENTS AND INVESTMENTS
Schedule showing break-down of the Company's total long-term investments

	Accounting Method	December 31, 2012	December 31, 2011
		(in thousands)
Cortina	Cost Method	$3,348	$3,348
GCT SemiConductor, Inc.	Cost Method	811	3,000
Xalted Networks	Cost Method	279	1,133
SBI	Cost Method	2,306	1,945
iTV Media Inc.	Cost Method	14,894	—

Investment using Cost Method Total		21,638	9,426

ACELAND	Equity Method	2,109	2,109
Beijing Bodashutong Technology	Equity Method	577	572
Shareholder Loan to ACELAND	Equity Method	7,119	7,119

Investment using Equity Method Total		9,805	9,800

iTV Media Inc.	Available for sale	3,000	—
AioTV	Available for sale	8,000	—
UTStarcom Hong Kong Holdings Ltd	Available for sale	20,000	—

Investments Classified as available-for-sale Total		31,000	—

Total Investment		$62,443	$19,226

Schedule of significant inputs for the valuation model used to estimate fair value of investments

Years Ended December 31
Total fair value of Invested capital as at valuation date	40,000
Risk free rate of interest	1.25%
Dividend Yield	3%
Maturity Date	2017/8/30
Volatility	51.9%

Summary of available-for-sales investments:

	Amortized cost	Unrealized Gains	Unrealized Losses for More Than 12 months	Estimated fair value
	(in thousands)
Convertible bonds of privately-held company	$23,000	—	—	$23,000
Preferred convertible shares of privately-held company	$8,000	—	—	$8,000

Total available-for-sales Investments	$31,000	—	—	$31,000

Schedule of financial assets measured and recognized at fair value on a recurring basis and classified under the appropriate level of the fair value hierarchy

	Level 1	Level 2	Level 3	Total
	(in thousands)
As of December 31, 2012
Short-term investment	$296	$—	$—	$296

Long-term investment	$—	$—	$31,000	$31,000

As of December 31, 2011
Short-term investment	$2,372	$—	$—	$2,372

GOODWILL AND PURCHASED INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2012
GOODWILL AND PURCHASED INTANGIBLE ASSETS
Schedule of the purchased intangible assets associated with the acquisition

	December 31, 2012				December 31, 2011
	Gross	Accumulated Amortization	Effect of ITV deconsolidation	Net	Gross	Accumulated Amortization	Net
	(in thousands)
Amortizable intangible assets
Technology Platform	$4,708	$(1,863)	$(2,845)	$—	$4,708	$(1,373)	$3,335
Non-compete Agreements	247	(98)	(149)	—	247	(72)	175

Subtotal	4,955	(1,961)	(2,994)	—	4,955	(1,445)	3,510

Unamortizable intangible assets
Domain Name	160	—	(160)	—	115	—	115

Total	$5,115	$(1,961)	$(3,154)	$—	$5,070	$(1,445)	$3,625

WARRANTY OBLIGATIONS AND OTHER GUARANTEES (Tables)	12 Months Ended
Dec. 31, 2012
WARRANTY OBLIGATIONS AND OTHER GUARANTEES
Summary of the activity related to warranty obligations

(In thousands)
Balance at December 31, 2009	$16,150
Accruals for warranties issued during the period (benefit from expirations), net	(3,103)
Settlements made during the period	(5,313)

Balance at December 31, 2010	7,734

Accruals for warranties issued during the period (benefit from expirations), net	(191)
Settlements made during the period	(2,883)

Balance at December 31, 2011	4,660

Accruals for warranties issued during the period (benefit from expirations), net	2,039
Warranty reserve derecognized upon IPTV divestiture	(2,507)
Settlements made during the period	(2,863)

Balance at December 31, 2012	$1,329

RESTRUCTURING (Tables)	12 Months Ended
Dec. 31, 2012
RESTRUCTURING
Schedule of the activity in the accrued restructuring balances related to all the plans

	Balance at December 31, 2011	Restructuring Charges	Cash Payments in 2012	Balance at December 31, 2012
	(in thousands)
2009 Restructuring Plan
Workforce Reduction	$231	$49	$(280)	$—
Lease Costs	1,461	309	(1,770)	—

Total 2009 Restructuring Plan	$1,692	$358	$(2,050)	$—

        The activity in the accrued restructuring balances related to the plans described above was as follows for the years ended December 31, 2010 and 2011:

	Balance at December 31, 2009	Restructuring Charges	Cash Payments	Settlement of Stock-based Compensation	Balance at December 31, 2010	Restructuring Charges	Cash Payments	Balance at December 31, 2011
	(in thousands)
2009 Restructuring Plan
Workforce Reduction	$16,939	$14,613	$(20,075)	$(2,052)	$9,425	$2,052	$(11,246)	$231
Lease Costs	1,516	1,052	(597)	—	1,971	312	(822)	1,461
Other Costs	6	45	—	(51)	—	—	—	—

Total 2009 Restructuring Plan	18,461	15,710	(20,672)	(2,103)	11,396	2,364	(12,068)	1,692

2008 Restructuring Plan
Workforce Reduction	2,526	338	(2,843)	—	21	22	(43)	—
Lease Costs	385	—	(385)	—	—	—	—	—
Other Costs	30	(30)	—	—	—	—	—	—

Total 2008 Restructuring Plan	2,941	308	(3,228)	—	21	22	(43)	—

2007 Restructuring Plan
Lease Costs	305	—	(305)	—	—	—	—	—

Total 2007 Restructuring Plan	305	—	(305)	—	—	—	—	—

Grand Total	$21,707	$16,018	$(24,205)	$(2,103)	$11,417	$2,386	$(12,111)	$1,692

COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES
Schedule of future minimum lease payments under all noncancelable operating leases with an initial term in excess of one year

Amount
(in thousands)
2013	$3,135
2014	3,287
2015	3,353
2016	1,652
Thereafter	—

Total	$11,427

COMMON STOCK AND STOCK INCENTIVE PLANS (Tables)	12 Months Ended
Dec. 31, 2012
COMMON STOCK AND STOCK INCENTIVE PLANS
Summary of stock options activity

	Number of shares outstanding	Weighted average exercise price
	(in thousands)
Options Outstanding, December 31, 2009	1,917	26.94

Options Granted	218	6.51
Options Exercised	(1)	8.46
Options Forfeited or Expired	(746)	43.05

Options Outstanding, December 31, 2010	1,388	15.06

Options Granted	486	36.78
Options Exercised	(20)	6.27
Options Forfeited or Expired	(728)	16.71

Options Outstanding, December 31, 2011	1,127	23.52

Options Granted	246	3.24
Options Exercised	—	—
Options Forfeited or Expired	(443)	19.56

Options Outstanding, December 31, 2012	930	20.04

Summary of unvested restricted awards

	Shares	Weighted average grant date fair value
	(in thousands)
Restricted stock awards activity
Total nonvested at December 31, 2011	902	$5.87

Granted	1,891	3.29
Vested	(701)	5.60
Forfeited	(390)	4.49

Total nonvested at December 31, 2012	1,702	$3.43

Summary of significant ranges of outstanding and exercisable stock options

The following table summarizes significant ranges of outstanding and exercisable stock options as of December 31, 2012 (in thousands, except years and share prices):

	Stock Options Outstanding				Stock Options Exercisable
Range of exercise price	Number outstanding	Weighted-average exercise price per share	Aggregate intrinsic value	Weighted-average remaining contractual life (in years)	Number Exercisable	Weighted-average exercise price per share	Aggregate intrinsic value
$2.97 - $2.97	27	$2.97	—	6.83	—	—	—
$3.21 - $3.21	203	$3.21	—	6.65	5	$3.21	—
$4.14 - $4.17	98	$4.17	—	4.48	50	$4.17	—
$6.27 - $6.27	53	$6.27	—	0.75	53	$6.27	—
$6.51 - $6.51	138	$6.51	—	1.97	125	$6.51	—
$8.46 - $9.72	117	$9.42	—	1.56	117	$9.42	—
$10.11 - $18.75	131	$15.51	—	2.23	131	$15.51	—
$19.83 - $93.72	80	$44.91	—	0.64	80	$44.91	—
$112.38 - $112.38	75	$112.38	—	1.05	75	$112.38	—
$135.63 - $135.63	8	$135.63	—	0.64	8	$135.63	—

	930	$20.04	—	3.11	643	$27.39	—

Options exercisable and expected to vest at December 31, 2012	930	$20.04

Schedule of the fair values of stock-based payment awards estimated using the Black-Scholes option pricing model

	Years ended December 31,
Stock Options:	2012	2011	2010
Expected term in years	4.6	2.85	3.95
Weighted average risk-free interest rate	0.56%	0.58%	1.40%
Expected dividend rate	0.00%	0.00%	0.00%
Volatility	79%	75%	83%

Summary of the stock-based compensation expense recognized in the Company's consolidated statement of operations

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Cost of net sales	$107	$99	$166
Selling, general and administrative	2,399	2,602	4,600
Research and development	476	328	784
Restructuring	—	—	2,052

Total	$2,982	$3,029	$7,602

INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2012
INCOME TAXES
Schedule of United States and foreign income (loss) before income taxes and minority interest

	Years ended December 31,
	2012	2011	2010
	(in thousands)
United States	$13,061	$18,671	$(44,144)
Foreign	(45,013)	(3,976)	(18,031)

Total	$(31,952)	$14,695	$(62,175)

Schedule of components of the provision (benefit) for income taxes

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Current
Federal	$—	$17	$335
State	(40)	217	(9)
Foreign	4,643	2,339	3,554

Total Current	4,603	2,573	3,880

Deferred
Federal	—	—	—
State	—	—	—
Foreign	(2,211)	345	(765)

Total Deferred	(2,211)	345	(765)

Total	$2,392	$2,918	$3,115

Summary of unrecognized tax benefits

	Years ending December 31,
	2012	2011	2010
	(in thousands)
Beginning balance-gross unrecognized tax benefits (UTB's)	$55,650	$56,513	$90,597
Additions based on tax positions related to the current year	80	121	2,063
Reductions based on tax positions related to the current year	—	—	(31,222)
Additions for tax positions related to prior years	—	176	352
Reductions for tax positions related to prior years	(1,288)	(1,160)	(3,877)
Settlements	—	—	—
Lapse of statute of limitations	(430)	—	(1,400)

Ending balance—gross unrecognized tax benefits (UTB's)	54,012	55,650	56,513

UTB's as a credit in deferred taxes	(39,402)	(39,758)	(39,758)
Federal benefit of state taxes	(2,312)	(2,338)	(2,338)

UTB's that would impact the effective tax rate	$12,298	$13,554	$14,417

Summary of the components of net deferred tax assets

	December 31, 2012	December 31, 2011
	(in thousands)
Deferred Tax Assets
Allowances and reserves	$16,743	$39,915
Deferred revenue and customer advances, net	3,349	8,222
Net operating loss carryforward	218,158	238,934
Tax credit carryforwards	103,910	106,243
Capital loss carryforwards	18,785	19,282
Writedown/amortization of intangible assets and goodwill	19,642	26,061
Fixed assets	7,500	6,804
Demo equipment income	7,308	7,463
Accrued warranties	66	780
Other	26,404	23,675

Total Deferred Tax Assets	$421,865	$477,379

Deferred Tax Liabilities
Prepaid expense	(155)	(86)
Deferred taxes on unremitted earnings of subsidiaries	—	(36)
Intangibles	—	(877)
Other	—	(6,369)

Total Deferred Tax Liabilities	$(155)	$(7,368)

Total Deferred Tax Assets (Liabilities)	$421,710	$470,011

Less: Valuation Allowance	$(418,285)	$(469,224)

Total Deferred Tax Assets (Liabilities)	$3,425	$787

Schedule of reconciliation of effective income tax rate and the federal statutory rate

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Federal tax (benefit) at statutory rate	$(11,183)	$5,143	$(21,760)
State tax (benefit)/expense, net of federal income tax benefit	187	645	(918)
Tax benefit of convertible debentures	—	—	—
Stock compensation expense	996	900	1,042
Effect of differences in foreign tax rates	422	1,334	1,853
Tax on unremitted earnings of subsidiaries	—	—	(11)
Effect of tax rate changes on deferred taxes	7	(275)	151
Change in deferred tax valuation allowance	11,511	(3,877)	20,897
Tax credits	(358)	(430)	(1,002)
Other	810	(522)	2,863

Total Tax Expense	$2,392	$2,918	$3,115

OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2012
OTHER INCOME, NET
Schedule of components of other income, net

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Foreign exchange (losses) gains	$(4,675)	$(8,942)	$8,004
Settlement with MRV Communications(1)	—	—	481
Tax reversal for expiration of the statute of limitations(2)	1,499	—	—
Other	203	777	1,323

Total	$(2,973)	$(8,165)	$9,808

(1)
Previously, the Company held an 8% ownership interest in Fiberxon, which was acquired by MRV in 2007. In connection with the acquisition, Fiberxon shareholders received cash and stock as well as the right to potential deferred consideration. In December 2009, MRV entered into a settlement agreement for dismissal of legal proceedings between MRV and the former shareholders of Fiberxon regarding the amount of contingent consideration owed related to its acquisition. Proceeds received in the first quarter of 2010 represented the Company's proportionate share of the settlement amounts.

(2)
Previously, when the company divested its Korean subsidiary, the Company provided a tax reserve as it offered indemnification to the buyer for the uncertain tax position arising in the periods before the divestiture. In April 2012, approximately $1.5 million of such tax reserve was released due to the expiration of the statute of limitations, which is five years after the filing of the tax return.

NET INCOME PER SHARE (Tables)	12 Months Ended
Dec. 31, 2012
NET INCOME PER SHARE
Schedule of computation of basic and diluted net income per share

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Numerator:
Net income (loss) attributable to UTStarcom Holdings Corp.	$(34,385)	$13,387	$(65,129)
Denominator:
Weighted average shares outstanding—Basic	48,513	51,491	45,686
Potentially dilutive common stock equivalents—stock options and restricted stock	—	150	—

Weighted average shares outstanding—Diluted	48,513	51,641	45,686

Net income (loss) per share attributable to UTStarcom Holdings Corp.—Basic(1)	$(0.71)	$0.26	$(1.43)

Net income (loss) per share attributable to UTStarcom Holdings Corp.—Diluted(1)	$(0.71)	$0.26	$(1.43)

(1)
Authorized share capital of the company was amended by the consolidation of the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each effective from March 21, 2013. The Net income (loss) per share attributable to UTStarcom Holding Corp basic and diluted for 2012, 2011 and 2010 have been recomputed to reflect the one for three reverse share split.

SEGMENT REPORTING (Tables)	12 Months Ended
Dec. 31, 2012
SEGMENT REPORTING
Summary of the Company's segment net sales, gross profit and segment margin

	Years ended December 31,
Net Sales by Segment	2012	% of net sales	2011	% of net sales	2010	% of net sales
	(in thousands, except percentages)
Equipment	$160,688	86%	$285,493	89%	$251,134	86%
Services—Equipment Based Services	25,784	14%	34,539	11%	40,401	14%
—Operational Support Services	256	0%	544	0%	—	0%

Total Sales	$186,728	100%	$320,576	100%	$291,535	100%

	Years ended December 31,
Gross profit by Segment	2012	Gross profit %	2011	Gross profit %	2010	Gross profit %
	(in thousands, except percentages)
Equipment	$64,835	40%	$107,030	37%	$57,567	23%
Services—Equipment Based Services	3,546	14%	9,271	27%	12,671	31%
—Operational Support Services	(223)	-87%	(1,967)	-362%	—	0%

Total Gross profit	$68,158	37%	$114,334	36%	$70,238	24%

	Years ended December 31,
Segment Margin and Operating Loss	2012	2011	2010
	(in thousands)
Equipment	$34,661	$72,598	$15,850
Services—Equipment Based Services	3,524	9,162	13,174
—Operational Support Services	(7,420)	(9,806)	(206)

Total segment margin	30,765	71,954	28,818

General and Corporate	(63,351)	(51,155)	(102,540)

Operating Income (Loss)	$(32,586)	$20,799	$(73,722)

Schedule of sales data by geographical area

	Years Ended December 31,
	2012	% of net sales	2011	% of net sales	2010	% of net sales
	(in thousands, except percentages)
Net Sales by Region
China	$38,544	21%	$157,564	49%	$166,621	57%
Japan	99,367	53%	96,257	30%	48,217	17%
India	23,992	13%	30,789	10%	31,426	11%
United States	—	0%	—	0%	5,903	2%
Other	24,825	13%	35,966	11%	39,368	13%

Total	$186,728	100%	$320,576	100%	$291,535	100%

Schedule of long-lived assets, consisting of property, plant and equipment, by geographical area

	December 31,
	2012	2011
	(in thousands)
United States	$—	$34
China	7,729	11,339
Other	1,137	826

Total long-lived assets	$8,866	$12,199

CREDIT RISK AND CONCENTRATION (Tables)	12 Months Ended
Dec. 31, 2012
CREDIT RISK AND CONCENTRATION
Schedule of customers who accounted for 10% or more of the Company's net revenues

	For the years ended December 31,
	2012	2011	2010
Affiliates of Softbank	49%	29%	16%

RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2012
RELATED PARTY TRANSACTIONS
Schedule of recognized revenue and cost of net sales for sales of telecommunications equipment and services to affiliates of Softbank

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net sales	$92,011	$94,201	$46,267
Cost of net sales	51,448	33,790	19,147

Gross profit	$40,563	$60,411	$27,120

BASIS OF PRESENTATION AND LIQUIDITY (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
BASIS OF PRESENTATION AND LIQUIDITY
Net income (loss)	$ (34,385,000)	$ 13,387,000	$ (65,129,000)
Net cash outflows from operations	25,618,000	41,717,000	92,182,000
Cash and cash equivalents
Cash and cash equivalents	179,584,000	301,626,000	351,507,000	265,843,000
Accumulated deficit	1,153,301,000	1,118,916,000
Subsidiaries | China
Cash and cash equivalents
Cash and cash equivalents	49,300,000
Accumulated deficit	$ 0

BASIS OF PRESENTATION AND LIQUIDITY (Details 2) (Recourse factoring on account receivable, USD $) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended
	Aug. 31, 2011 item	Sep. 30, 2011 item
Recourse factoring on account receivable
Debt
Amount of available factoring line	$ 4.6	$ 4.6
Number of debt instruments	1	1
Number of customers with whom recourse factoring on accounts receivable is entered into by the entity	1	1
Expiration term of debt instrument	12 months	12 months

BASIS OF PRESENTATION AND LIQUIDITY (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended	0 Months Ended	1 Months Ended	24 Months Ended
	Dec. 31, 2012 Minimum	Dec. 08, 2010 Hangzhou facility	Dec. 31, 2009 Hangzhou facility	Dec. 31, 2011 Hangzhou facility
Sale Leaseback Agreement
Proceeds from third party			$ 138.8
Advance notice period for termination of all or part of leaseback		6 months
Early termination penalties				$ 9.8
Period for which the entity's China and non-China operations will have sufficient liquidity to finance working capital and capital expenditure needs as per management estimate	12 months

BASIS OF PRESENTATION AND LIQUIDITY (Details 4) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Mar. 21, 2013 Subsequent Events One-for-Three Reverse Share Split	Aug. 31, 2012 IPTV operations	Aug. 31, 2012 IPTV operations UTStarcom Hong Kong Holdings Ltd. Convertible Bond
Divestitures
Amount of consideration paid by the Company upon divestiture				$ 30
Amount invested					$ 20
Authorized share capital (in shares)	250,000,000	250,000,000	250,000,000
Par value of shares (in dollars per share)	$ 0.00375	$ 0.00375	$ 0.00375

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2012 Subsidiaries U.S.	Dec. 31, 2012 Subsidiaries China
Cash and Cash Equivalents
Cash and cash equivalents (as a percent)					48.00%	27.00%
Cash and cash equivalents	$ 179,584,000	$ 301,626,000	$ 351,507,000	$ 265,843,000	$ 85,300,000	$ 49,300,000
Restricted Cash:
Short-term restricted cash	13,806,000	12,905,000
Long-term restricted cash	$ 5,800,000	$ 5,700,000

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 2) (USD $)	12 Months Ended			4 Months Ended	12 Months Ended					12 Months Ended		1 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 IPTV operations	Dec. 31, 2012 IPTV operations	Dec. 31, 2011 IPTV operations	Dec. 31, 2010 IPTV operations	Aug. 31, 2012 IPTV operations	Dec. 31, 2012 IPTV operations Deferred Revenue	Dec. 31, 2012 Minimum	Dec. 31, 2012 Maximum	Oct. 31, 2009 PAS infrastructure contracts	Dec. 31, 2012 PAS infrastructure contracts	Dec. 31, 2011 PAS infrastructure contracts
Revenue Recognition
Remaining expected period of support for PAS products												2 years
Deferred revenue released													$ 8,100,000	$ 95,300,000
Profit realized on full year basis from deferred revenue released														33,100,000
Deferred revenue	9,800,000	5,300,000		5,100,000	5,100,000								3,100,000
Deferred revenue transferred to the buyer								74,100,000	2,000,000
Standard price protection period										30 days	90 days
Deferred service costs related to unassigned contracts	6,100,000	4,100,000						22,700,000
Impact on gross margin from the future revenue recognition of unassigned contracts					0
Revenues relating to unassigned contracts	186,728,000	320,576,000	291,535,000	2,200,000	29,500,000	141,400,000	152,600,000
Current deferred revenue	41,461,000	64,989,000
Long-term deferred revenue	$ 59,530,000	$ 83,227,000

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2012 Minimum	Dec. 31, 2012 Maximum
Product Warranty:
Warranty period		1 year	2 years
Period after sales to provide limited warranty services		2 years
Research and Development and Capitalized Software Development Costs:
Amortization of capitalized software development costs	$ 0.1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 4) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment
Capitalized interest recorded	$ 0	$ 0	$ 0
Property, Plant and Equipment
Depreciation expense	4,400,000	1,800,000	5,600,000
Goodwill and Intangible Assets
Terminal value determination, initial forecasted period	3 years
Useful life of intangible assets	4 years
Amortization, asset sell and impairment charges	300,000	800,000	200,000
Goodwill		13,820,000
Intangible assets		3,625,000
Advertising Costs
Advertising costs	200,000	500,000	700,000
Third Party Commissions
Period after formal communication to agents the entity concluded statute of limitations had expired for accrued commissions	2 years
Accrued commissions released to cost of net sales	500,000		6,000,000
Accumulated Other Comprehensive Income
Foreign currency translation, net of tax	79,621,000	82,893,000
Accumulated other comprehensive income	79,621,000	82,893,000
Foreign Currency Translation
Gain (loss) on foreign currency translation	(4,675,000)	(8,942,000)	8,004,000
Furniture, test or manufacturing equipment
Property, Plant and Equipment
Useful lives	5 years
Computers and software | Minimum
Property, Plant and Equipment
Useful lives	2 years
Computers and software | Maximum
Property, Plant and Equipment
Useful lives	3 years
Buildings
Property, Plant and Equipment
Useful lives	20 years
Automobiles
Property, Plant and Equipment
Useful lives	5 years
Leasehold improvements
Property, Plant and Equipment
Accelerated amortization of Beijing Office leasehold improvement due to early termination	$ 900,000

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 5) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings per Share:
Dilutive shares	2,002,237	719,603	2,634,333
Antidilutive securities excluded from computation of earnings per share
Antidilutive securities (in shares)	2,002,000		2,634,000
Calculation of dilutive shares used in calculation diluted earnings per share
Shares used in computation of basic earnings per share	48,513,000	51,491,000	45,686,000
Total dilutive effect of outstanding stock awards (in shares)		150,000
Weighted average shares outstanding-Diluted	48,513,000	51,641,000	45,686,000
Authorized share capital (in shares)	250,000,000	250,000,000
Par value of shares (in dollars per share)	$ 0.00375	$ 0.00375
Anti-dilutive stock options and awards/units outstanding
Antidilutive securities excluded from computation of earnings per share
Antidilutive securities (in shares)	2,002,000		2,634,000

DIVESTITURES (Details) (USD $)	12 Months Ended			0 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended			0 Months Ended	12 Months Ended	1 Months Ended		1 Months Ended	3 Months Ended							4 Months Ended	12 Months Ended				12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Aug. 31, 2012 UTStarcom Hong Kong Holdings Ltd. UTStarcom Hong Kong Ltd. Convertible Bond	Dec. 31, 2012 UTStarcom Hong Kong Holdings Ltd. UTStarcom Hong Kong Ltd. Convertible Bond	Dec. 31, 2012 UTStarcom Hong Kong Holdings Ltd. UTStarcom Hong Kong Ltd. Convertible Bond Minimum	Dec. 31, 2012 UTStarcom Hong Kong Holdings Ltd. UTStarcom Hong Kong Ltd. Convertible Bond Maximum	Sep. 30, 2010 China PDSN Assets	Dec. 31, 2012 China PDSN Assets	Dec. 31, 2011 China PDSN Assets	Dec. 31, 2011 China PDSN Assets Minimum	Sep. 17, 2012 EMEA Operations	Dec. 31, 2010 EMEA Operations	Jun. 30, 2010 IP Messaging and US PDSN Assets	Dec. 31, 2012 IP Messaging and US PDSN Assets	Jun. 30, 2010 IP Messaging and US PDSN Assets Maximum	Jun. 30, 2012 IP Messaging and US PDSN Assets Contingent consideration	Dec. 31, 2011 IP Messaging and US PDSN Assets Contingent consideration	Mar. 31, 2011 IP Messaging and US PDSN Assets Contingent consideration	Dec. 31, 2010 IP Messaging and US PDSN Assets Contingent consideration	Sep. 30, 2010 IP Messaging and US PDSN Assets Contingent consideration	Mar. 31, 2010 Remote Access Server product line	Jan. 31, 2010 Remote Access Server product line	Dec. 31, 2012 IPTV operations	Dec. 31, 2012 IPTV operations	Dec. 31, 2011 IPTV operations	Dec. 31, 2010 IPTV operations	Aug. 31, 2012 IPTV operations	Dec. 31, 2012 IPTV operations UTStarcom Hong Kong Holdings Ltd.	Aug. 31, 2012 IPTV operations UTStarcom Hong Kong Holdings Ltd. Convertible Bond	Aug. 31, 2012 IPTV operations Current assets	Aug. 31, 2012 IPTV operations Property, plant and equipment and other long term assets
Divestitures
Gain (loss) recorded on divestiture	$ (16,239,000)	$ 4,546,000	$ 5,548,000					$ 1,600,000	$ 800,000	$ 4,300,000			$ (900,000)				$ 100,000	$ 200,000	$ 200,000	$ 900,000	$ 900,000	$ 1,800,000			$ (17,500,000)				$ (17,500,000)
Reassessment period											1 year
Amount of obligations paid	56,010,000											600,000	700,000
Disposal group, deferred gain on disposal									0
Amount of obligations remaining in accrual balance													1,000,000											600,000	600,000
Net liabilities transferred in connection with divestiture														1,700,000								300,000
Cash proceeds														400,000			100,000	200,000	200,000	900,000	900,000
Potential additional contingent consideration																1,600,000
Gain (loss) recorded on divestiture, after tax														2,100,000	2,100,000
Amount of consideration paid by the Company upon divestiture																							1,500,000					30,000,000
Assets transferred in connection with divestiture																															41,400,000	1,200,000
Liabilities transferred in connection with divestiture																												74,100,000
Loss related to severance liabilities for termination of employees or transfer of employees to the buyer																									13,400,000
Loss related to write-off of assets not transferred to the buyer																									3,800,000
Transaction costs																									1,700,000
Gain from the net liability release																									1,500,000
Impact on gross margin from the future revenue recognition of unassigned contracts																									0
Deferred service costs related to unassigned contracts	6,100,000	4,100,000																										22,700,000
Revenues recognized	186,728,000	320,576,000	291,535,000																					2,200,000	29,500,000	141,400,000	152,600,000
Amount invested				20,000,000																										20,000,000
Interest rate of debt securities (as a percent)				6.50%	6.50%
Principal amount of debt securities to be converted if P&L run-rate break-even is achieved on or prior to the Maturity Date					$ 5,000,000
Percentage of outstanding shares to be issued on conversion if P&L run-rate break-even is achieved on or prior to the Maturity Date					8.00%
Percentage of outstanding shares to be issued on conversion at the Maturity Date						25.00%	33.00%

COMPREHENSIVE INCOME/LOSS (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
COMPREHENSIVE INCOME/LOSS
Net income (loss)	$ (35,579)	$ 11,777	$ (65,290)
Other Comprehensive income (loss)
Foreign currency translation	(3,272)	13,470	(1,425)
Comprehensive income (loss)	(38,851)	25,247	(66,715)
Comprehensive loss attributable to noncontrolling interests	(1,194)	(1,610)	(161)
Comprehensive income (loss) attributable to UTStarcom Holding Corp.	(37,657)	26,857	(66,554)
Changes in noncontrolling interests
Balance at beginning of year	6,401	8,011	792
Comprehensive loss attributable to noncontrolling interests	(1,194)	(1,610)	(161)
Noncontrolling interests arising from an acquisition			7,380
Noncontrolling interests reducing from deconsolidation	4,393
Balance at end of year	$ 814	$ 6,401	$ 8,011

BALANCE SHEET DETAILS (Details) (USD $)	12 Months Ended			12 Months Ended
	Dec. 31, 2010 item	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 ESA Cultural Investment (Hong Kong) limited
Inventories:
Raw materials		$ 3,833,000	$ 9,334,000
Work in process		2,574,000	1,721,000
Finished goods		19,621,000	23,207,000
Total Inventory		26,028,000	34,262,000
Finished goods at customer sites		14,400,000	13,200,000
Inventories held by manufacturing outsource partner		100,000	400,000
Inventory write-down	14,600,000
Number of international customer contracts	2
Prepaids and other current assets
Notes Receivable			48,000
Prepaid-Tax		8,517,000	14,762,000
Advance to Suppliers		3,064,000	1,494,000
Deferred Taxes - Current		3,493,000	1,499,000
Other Receivable		9,890,000	6,251,000
Prepaid others		2,190,000	5,188,000
Total Prepaids and other current assets		27,154,000	29,242,000
Other receivables
Proceeds from loan payments				4,000,000
Loan receivable				$ 5,600,000
Interest rate of debt securities (as a percent)				20.00%

BALANCE SHEET DETAILS (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Property, plant and equipment, net:
Total	$ 110,916,000	$ 164,625,000
Less: accumulated depreciation and impairment	(102,050,000)	(152,426,000)
Total Property, plant and equipment, net	8,866,000	12,199,000
Write off of fully depreciated property, plant and equipment	45,300,000	19,900,000
Accumulated depreciation related to write off of fully depreciated property, plant and equipment	45,200,000	19,800,000
IPTV divestiture
Property, plant and equipment, net:
Derecognized amount of property, plant and equipment	9,100,000
Accumulated depreciation related to derecognized amount of property, plant and equipment	8,200,000
iTV deconsolidation
Property, plant and equipment, net:
Derecognized amount of property, plant and equipment	2,000,000
Accumulated depreciation related to derecognized amount of property, plant and equipment	600,000
Buildings
Property, plant and equipment, net:
Total		253,000
Leasehold improvements
Property, plant and equipment, net:
Total	9,992,000	20,475,000
Accelerated amortization of Beijing Office leasehold improvement due to early termination	900,000
Automobiles
Property, plant and equipment, net:
Total	2,055,000	3,965,000
Software
Property, plant and equipment, net:
Total	28,542,000	29,542,000
Equipment and Furniture
Property, plant and equipment, net:
Total	69,253,000	110,048,000
Others
Property, plant and equipment, net:
Total	$ 804,000	$ 342,000

BALANCE SHEET DETAILS (Details 3) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Other current liabilities:
Accrued contract costs	$ 4,325	$ 9,876
Accrued payroll and compensation	7,341	13,407
Warranty costs	1,329	4,660
Accrued professional fees	2,103	4,531
Accrued other taxes	4,219	5,035
Restructuring costs		1,692
Other	6,883	11,117
Total other current liabilities	26,200	50,318
Other long-term liabilities
Non Current Income Tax Payable	16,128	17,476
Non Current Deferred Tax Liability	133	960
Non Current Deferred Rent	878	942
Others	3,798	3,509
Total other long-term liabilities	$ 20,937	$ 22,887

CASH, CASH EQUIVALENTS AND INVESTMENTS (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CASH, CASH EQUIVALENTS AND INVESTMENTS
Bank notes	$ 296,000	$ 2,372,000
Sale of bank notes	0	0	0
Long-term investments	62,443,000	19,226,000
Cost Method
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	21,638,000	9,426,000
Cost Method | Cortina
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	3,348,000	3,348,000
Cost Method | GCT SemiConductor, Inc.
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	811,000	3,000,000
Cost Method | Xalted Networks
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	279,000	1,133,000
Cost Method | SBI
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	2,306,000	1,945,000
Cost Method | iTV Media Inc.
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	14,894,000
Equity Method
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	9,805,000	9,800,000
Equity Method | ACELAND
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	2,109,000	2,109,000
Equity Method | Beijing Bodashutong Technology
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	577,000	572,000
Equity Method | Shareholder Loan to ACELAND
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	7,119,000	7,119,000
Available for sale
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	31,000,000
Available for sale | iTV Media Inc.
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	3,000,000
Available for sale | AioTV
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	8,000,000
Available for sale | UTStarcom Hong Kong Holdings Ltd.
CASH, CASH EQUIVALENTS AND INVESTMENTS
Long-term investments	$ 20,000,000
Minimum
CASH, CASH EQUIVALENTS AND INVESTMENTS
Maturity period of bank notes receivable	3 months
Maximum
CASH, CASH EQUIVALENTS AND INVESTMENTS
Maturity period of bank notes receivable	1 year
China | Minimum
CASH, CASH EQUIVALENTS AND INVESTMENTS
Maturity period of bank notes receivable	3 months
China | Maximum
CASH, CASH EQUIVALENTS AND INVESTMENTS
Maturity period of bank notes receivable	6 months

CASH, CASH EQUIVALENTS AND INVESTMENTS (Details 2) (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2012 Xalted Networks Maximum	Dec. 31, 2011 Xalted Networks Maximum	Mar. 31, 2007 Cortina Cost method investment Series D preferred convertible stock	Dec. 31, 2012 Cortina Cost method investment Series D preferred convertible stock	Dec. 31, 2011 Cortina Cost method investment Series D preferred convertible stock	Dec. 31, 2008 Cortina Cost method investment Series D preferred convertible stock	Oct. 31, 2004 GCT SemiConductor, Inc. Cost method investment Series D preferred convertible stock	Dec. 31, 2012 GCT SemiConductor, Inc. Cost method investment Series D preferred convertible stock	Mar. 31, 2006 Xalted Networks Cost method investment	Aug. 31, 2005 Xalted Networks Cost method investment	May 31, 2005 Xalted Networks Cost method investment	Sep. 30, 2012 Xalted Networks Cost method investment	Dec. 31, 2011 Xalted Networks Cost method investment	Sep. 30, 2009 Xalted Networks Cost method investment	Dec. 31, 2012 SBI Cost method investment	Mar. 31, 2011 SBI Cost method investment	Mar. 31, 2010 SBI Cost method investment	Dec. 31, 2012 SBI Cost method investment	Dec. 31, 2008 SBI Cost method investment	Mar. 31, 2007 ImmenStar, Inc. Cost method investment Series A preferred stock	Sep. 30, 2004 ImmenStar, Inc. Cost method investment Series A preferred stock	Dec. 31, 2008 ImmenStar, Inc. Cost method investment Series A preferred stock	Jun. 30, 2011 Kranem Corporation Xalted Networks
CASH, CASH EQUIVALENTS AND INVESTMENTS
Payments to acquire investments								$ 3		$ 0.3	$ 1	$ 2				$ 0.6	$ 0.7	$ 0.7		$ 0.5		$ 2
Shares of preferred stock of Cortina received in exchange for investment in ImmenStar Inc.				3.6			0.4
Per share price of investment	$ 3.09			$ 0.837			$ 0.837
Cash received in exchange for investment																					1.8		0.2
Investment, ownership interest (as a percent)		10.00%	10.00%		1.00%	1.00%		2.00%											2.00%	2.00%
Other-than-temporary impairment charge									$ 2.2				$ 0.8	$ 0.5	$ 1.7
Issued and outstanding stock ownership percentage																								35.00%

CASH, CASH EQUIVALENTS AND INVESTMENTS (Details 3) (USD $)	12 Months Ended	1 Months Ended	3 Months Ended		0 Months Ended	1 Months Ended
	Dec. 31, 2011	Dec. 31, 2010 ACELAND	Jun. 30, 2011 ACELAND	Dec. 31, 2012 ACELAND	Sep. 21, 2012 Beijing Bodashutong Technology item	Dec. 31, 2011 Beijing Bodashutong Technology	Dec. 31, 2012 Beijing Bodashutong Technology
CASH, CASH EQUIVALENTS AND INVESTMENTS
Payments to acquire interest in joint venture		$ 2,100,000
Payments to acquire equity method investments						600,000
Contribution of equity investment through a shareholder loan	7,119,000		7,100,000
Equity method investment, ownership interest (as a percent)				35.00%			30.00%
Number of shareholders to whom the equity interest is transferred equally					3
Equity interest transferred to three shareholders					$ 600,000

CASH, CASH EQUIVALENTS AND INVESTMENTS (Details 4) (USD $)	12 Months Ended				12 Months Ended		12 Months Ended	0 Months Ended	12 Months Ended			0 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Convertible Bond	Dec. 31, 2012 IPTV operations	Aug. 31, 2012 IPTV operations	Dec. 31, 2012 AioTV	Nov. 30, 2012 AioTV Series B preferred stock	Dec. 31, 2012 UTStarcom Hong Kong Holdings Ltd. Equity securities	Dec. 31, 2012 UTStarcom Hong Kong Holdings Ltd. IPTV operations	Aug. 31, 2012 UTStarcom Hong Kong Holdings Ltd. IPTV operations Convertible Bond	Aug. 31, 2012 UTStarcom Hong Kong Holdings Ltd. UTStarcom Hong Kong Ltd. Convertible Bond	Dec. 31, 2012 UTStarcom Hong Kong Holdings Ltd. UTStarcom Hong Kong Ltd. Convertible Bond	Dec. 31, 2012 UTStarcom Hong Kong Holdings Ltd. UTStarcom Hong Kong Ltd. Convertible Bond Binomial-Model	Dec. 31, 2012 UTStarcom Hong Kong Holdings Ltd. UTStarcom Hong Kong Ltd. Convertible Bond Discounted cash flow model	Dec. 31, 2012 Minimum UTStarcom Hong Kong Holdings Ltd. UTStarcom Hong Kong Ltd. Convertible Bond	Dec. 31, 2012 Maximum UTStarcom Hong Kong Holdings Ltd. UTStarcom Hong Kong Ltd. Convertible Bond
CASH, CASH EQUIVALENTS AND INVESTMENTS
Payments to acquire available-for-sale equity securities								$ 8,000,000
Per share price of investment	$ 3.09							$ 0.320937
Equity method investment, ownership interest (as a percent)							44.00%
Amount of consideration paid by the Company upon divestiture						30,000,000
Loss recorded on divestiture	16,239,000	(4,546,000)	(5,548,000)		17,500,000					17,500,000
Principal amount of consideration received											20,000,000	20,000,000
Interest rate of debt securities (as a percent)												6.50%	6.50%
Principal amount of debt securities to be converted if P&L run-rate break-even is achieved on or prior to the Maturity Date													5,000,000
Percentage of outstanding shares to be issued on conversion if operating income break-even is achieved on or prior to the Maturity Date													8.00%
Fair Value				20,000,000
Percentage of outstanding shares to be issued on conversion at the Maturity Date																25.00%	33.00%
Fair value of securities	31,000,000			23,000,000									20,000,000
Significant inputs for the valuation model used to estimate fair value of investments
Total fair value of Invested capital as at valuation date			$ 17,380,000											$ 40,000,000
Risk-free interest rate (as a percent)														1.25%
Dividend Yield (as a percent)									0.00%					3.00%	3.00%
Volatility rate (as a percent)														51.90%
Discount rate (as a percent)															35.00%
Estimated debt to equity ratio															1

CASH, CASH EQUIVALENTS AND INVESTMENTS (Details 5) (USD $)	0 Months Ended
	Jun. 21, 2012	Nov. 08, 2010
IPTV operations
CASH, CASH EQUIVALENTS AND INVESTMENTS
Gain (Loss) on investment	0
Decrease in ownership interest after the repurchase (as a percent)	49.00%
iTV
CASH, CASH EQUIVALENTS AND INVESTMENTS
Percentage of shares acquired	49.00%	75.00%
Number of Board seats held before the repurchase	3
Number of Board seats held	2
Number of total Board seats	5
iTV | Series A Preference Shares
CASH, CASH EQUIVALENTS AND INVESTMENTS
Number of shares purchased		9,600,000
Aggregate cash consideration		20,000,000
Conversion of preference shares into ordinary shares		1
Cumulative dividend rate (as a percent)		8.00%
Fair value of retained ownership interest after the repurchase	14,900,000
Purchase price per share		$ 2.08333
Repurchase of ordinary shares from iTV shareholder (in shares)		1,491,091
iTV | Smart Frontier | Ordinary Share
CASH, CASH EQUIVALENTS AND INVESTMENTS
Number of shares purchased		5,100,000
Aggregate purchase price		10,000,000
Percentage of shares acquired		51.00%
Period over which average closing price per share is used to calculate purchase price		30 days
Period from closing date for obtaining regulatory approvals, failing which the entity has the right to repurchase the entity's shares issued in exchange for iTV's ordinary shares		1 year
Number of shares issued		4,473,272
Fair value of shares issued		$ 9,800,000
Number of the Company's shares repurchased	4,473,272
Number of shares of acquiree transferred back	5,100,000

CASH, CASH EQUIVALENTS AND INVESTMENTS (Details 6) (iTV, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Nov. 08, 2010
Goodwill and intangible assets acquired
Amount of intangible assets acquired		$ 5
Amount of goodwill acquired		13.8
Estimated weighted-average life	4 years
Technology Platform
Goodwill and intangible assets acquired
Estimated fair value of amortizable intangible assets acquired		4.7
Non-compete Agreements
Goodwill and intangible assets acquired
Estimated fair value of amortizable intangible assets acquired		$ 0.3

CASH, CASH EQUIVALENTS AND INVESTMENTS (Details 7) (iTV, Convertible Bond, USD $) In Millions, unless otherwise specified	0 Months Ended
Dec. 03, 2012
CASH, CASH EQUIVALENTS AND INVESTMENTS
Principal amount of consideration received	$ 3
Interest rate of debt securities (as a percent)	6.50%
Maximum
CASH, CASH EQUIVALENTS AND INVESTMENTS
Price per share of qualified financing as a percentage of per share price used to determine conversion of debt securities	85.00%

CASH, CASH EQUIVALENTS AND INVESTMENTS (Details 8) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Available-for-sale investments
Amortized cost	$ 31,000
Estimated fair value	31,000
Convertible bonds of privately-held company
Available-for-sale investments
Amortized cost	23,000
Estimated fair value	23,000
Preferred convertible shares of privately-held company
Available-for-sale investments
Amortized cost	8,000
Estimated fair value	$ 8,000

CASH, CASH EQUIVALENTS AND INVESTMENTS (Details 9) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Carry value	Dec. 31, 2012 Recurring	Dec. 31, 2011 Recurring	Dec. 31, 2012 Nonrecurring Equity securities Privately-held companies	Dec. 31, 2011 Nonrecurring Equity securities Privately-held companies	Dec. 31, 2012 Level 1 Recurring	Dec. 31, 2011 Level 1 Recurring	Dec. 31, 2012 Level 3	Dec. 31, 2012 Level 3 Recurring	Dec. 31, 2012 Minimum	Dec. 31, 2012 Maximum
CASH, CASH EQUIVALENTS AND INVESTMENTS
Maturity period of bank notes receivable												3 months	1 year
Combined fair value of the long term investments in available-for-sale securities	$ 31,000,000		$ 31,000,000							$ 31,000,000
Short-term investment				296,000	2,372,000			296,000	2,372,000
Long-term investments	62,443,000	19,226,000		31,000,000							31,000,000
Investment fair value						$ 31,400,000	$ 19,200,000

LONG-LIVED ASSETS (Details) (USD $) In Millions, unless otherwise specified	0 Months Ended			1 Months Ended	24 Months Ended	0 Months Ended
	Dec. 08, 2010 Hangzhou facility	Jun. 02, 2010 Hangzhou facility	Feb. 01, 2010 Hangzhou facility	Dec. 31, 2009 Hangzhou facility	Dec. 31, 2011 Hangzhou facility	Feb. 02, 2010 Hangzhou facility Year 1-2	Feb. 02, 2010 Hangzhou facility Year 3-4	Feb. 02, 2010 Hangzhou facility Year 5-6	Feb. 01, 2010 Aboveground sqm	Feb. 01, 2010 Underground sqm
LONG-LIVED ASSETS
Proceeds from third party				$ 138.8
Portion of property leased back (as a percent)				33.00%
GFA leased back (in square meters)									71,027	12,000
Leaseback period of building			6 years
Leaseback rate (in per sqm per day)						0.37	0.44	0.47
Leaseback rate (in per sqm per month)			3.66
Security deposit required to be paid		1.8
Specified period for prepayment to be made upon lease inception		6 months
Rent and fees prepaid on lease inception		3.4
Advance notice period for termination of all or part of leaseback	6 months
Early termination penalties					$ 9.8

LONG-LIVED ASSETS (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012 sqm
LONG-LIVED ASSETS
Gross floor area leased (in square meters)	35,425
Annual lease payment	$ 1.6
Escalation rate (as a percent)	9.00%
Specified year from entering into lease from which escalation rate clause will be applicable	4 years
Security deposit required to be paid	$ 0.5
Advance notice period for termination of all or part of the lease	6 months

GOODWILL AND PURCHASED INTANGIBLE ASSETS (Details) (USD $)	0 Months Ended
	Jun. 21, 2012	Nov. 08, 2010
IPTV operations
Goodwill and purchased intangible assets
Gain (Loss) on investment	0
Decrease in ownership interest after the repurchase (as a percent)	49.00%
iTV
Goodwill and purchased intangible assets
Percentage of shares acquired	49.00%	75.00%
Number of Board seats held before the repurchase	3
Number of Board seats held	2
Number of total Board seats	5
iTV | Series A Preference Shares
Goodwill and purchased intangible assets
Number of shares purchased		9,600,000
Aggregate cash consideration		20,000,000
Conversion of preference shares into ordinary shares		1
Cumulative dividend rate (as a percent)		8.00%
Repurchase of ordinary shares from iTV shareholder (in shares)		1,491,091
Fair value of retained ownership interest after the repurchase	14,900,000
Purchase price per share		$ 2.08333
iTV | Smart Frontier | Ordinary Shares
Goodwill and purchased intangible assets
Number of shares purchased		5,100,000
Aggregate purchase price		10,000,000
Percentage of shares acquired		51.00%
Period over which average closing price per share is used to calculate purchase price		30 days
Period from closing date for obtaining regulatory approvals, failing which the entity has the right to repurchase the entity's shares issued in exchange for iTV's ordinary shares		1 year
Number of shares issued		4,473,272
Fair value of shares issued		$ 9,800,000
Number of the Company's shares repurchased	4,473,272
Number of shares of acquiree transferred back	5,100,000

GOODWILL AND PURCHASED INTANGIBLE ASSETS (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Nov. 08, 2010
Goodwill and intangible assets
Asset impairment charges	$ 3,043,000	$ 476,000
Goodwill		13,820,000
Purchased intangible assets
Net		3,625,000
iTV
Goodwill and intangible assets
Amount of intangible assets acquired			5,000,000
Amount of goodwill acquired			13,800,000
Estimated weighted-average life	4 years
Asset impairment charges	0	0
Amortizable intangible assets
Gross	4,955,000	4,955,000
Accumulated Amortization	(1,961,000)	(1,445,000)
Effect of ITV deconsolidation	(2,994,000)
Net		3,510,000
Purchased intangible assets
Gross	5,115,000	5,070,000
Effect of ITV deconsolidation	(3,154,000)
Net		3,625,000
iTV | Domain Name
Unamortizable intangible assets
Gross and Net	160,000	115,000
Effect of ITV deconsolidation	(160,000)
iTV | Technology Platform
Goodwill and intangible assets
Estimated fair value of amortizable intangible assets acquired			4,700,000
Amortizable intangible assets
Gross	4,708,000	4,708,000
Accumulated Amortization	(1,863,000)	(1,373,000)
Effect of ITV deconsolidation	(2,845,000)
Net		3,335,000
iTV | Non-compete Agreements
Goodwill and intangible assets
Estimated fair value of amortizable intangible assets acquired			300,000
Amortizable intangible assets
Gross	247,000	247,000
Accumulated Amortization	(98,000)	(72,000)
Effect of ITV deconsolidation	(149,000)
Net		$ 175,000

GOODWILL AND PURCHASED INTANGIBLE ASSETS (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
GOODWILL AND PURCHASED INTANGIBLE ASSETS
Amortization of intangible assets	$ 516	$ 1,239	$ 206

DEBT (Details) (USD $)	1 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended
	Aug. 31, 2011 Recourse factoring on account receivable item	Sep. 30, 2011 Recourse factoring on account receivable item	Dec. 31, 2011 Recourse factoring on account receivable	Jun. 30, 2010 Credit Facility item	Dec. 31, 2012 Bank loans	Dec. 31, 2011 Bank loans
Debt
Loans outstanding					$ 0	$ 0
Number of debt instruments	1	1		2
Amount of available factoring line	4,600,000	4,600,000
Number of customers with whom recourse factoring on accounts receivable is entered into by the entity	1	1
Expiration term of the debt instrument	12 months	12 months
Amount drawn-down under factoring line			0
Amount of credit facilities				$ 29,400,000

WARRANTY OBLIGATIONS AND OTHER GUARANTEES (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
WARRANTY OBLIGATIONS AND OTHER GUARANTEES
Standard product warranty term, minimum	1 year
Standard product warranty term, maximum	2 years
Limited warranty services term, minimum	2 years
Warranty expirations recorded as a reduction of cost of net sales	$ 300,000	$ 1,400,000
Activity related to warranty obligations
Balance at the beginning of the period	4,660,000	7,734,000	16,150,000
Accruals for warranties issued during the period (benifit from expirations), net	2,039,000	(191,000)	(3,103,000)
Warranty reserve derecognized upon IPTV divestiture	(2,507,000)
Settlements made during the period	(2,863,000)	(2,883,000)	(5,313,000)
Balance at the end of the period	$ 1,329,000	$ 4,660,000	$ 7,734,000

RESTRUCTURING (Details) (USD $)	12 Months Ended						0 Months Ended	12 Months Ended			0 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 2009 Restructuring Plan	Dec. 31, 2011 2009 Restructuring Plan	Dec. 31, 2010 2009 Restructuring Plan	Jun. 09, 2009 2009 Restructuring Plan Workforce Reduction	Dec. 31, 2012 2009 Restructuring Plan Workforce Reduction	Dec. 31, 2011 2009 Restructuring Plan Workforce Reduction item	Dec. 31, 2010 2009 Restructuring Plan Workforce Reduction	Jun. 09, 2009 2009 Restructuring Plan Workforce Reduction China and United States item	Dec. 31, 2012 2009 Restructuring Plan Lease Costs	Dec. 31, 2011 2009 Restructuring Plan Lease Costs	Dec. 31, 2010 2009 Restructuring Plan Lease Costs	Dec. 31, 2010 2009 Restructuring Plan Other Costs	Dec. 31, 2011 2008 Restructuring Plan	Dec. 31, 2010 2008 Restructuring Plan	Dec. 31, 2008 2008 Restructuring Plan	Dec. 31, 2011 2008 Restructuring Plan Workforce Reduction	Dec. 31, 2010 2008 Restructuring Plan Workforce Reduction	Dec. 31, 2008 2008 Restructuring Plan Workforce Reduction item	Dec. 31, 2008 2008 Restructuring Plan Workforce Reduction China item	Dec. 31, 2008 2008 Restructuring Plan Workforce Reduction Korea item	Dec. 31, 2008 2008 Restructuring Plan Workforce Reduction Other locations item	Dec. 31, 2010 2008 Restructuring Plan Lease Costs	Dec. 31, 2010 2008 Restructuring Plan Other Costs	Dec. 31, 2010 2007 Restructuring Plan Lease Costs
Restructuring
Reduction in workforce as a percentage of the company's headcount							50.00%
Reduction in workforce									50		2,300										750	350	200	200
Reversal of restructuring charges				$ 200,000	$ 1,600,000
Total restructuring costs recorded				58,400,000												19,700,000
Activity in the accrued restructuring balances related to the plans
Balance at the beginning of the period	1,692,000	11,417,000	21,707,000	1,692,000	11,396,000	18,461,000		231,000	9,425,000	16,939,000		1,461,000	1,971,000	1,516,000	6,000	21,000	2,941,000		21,000	2,526,000					385,000	30,000	305,000
Restructuring Charges	358,000	2,386,000	16,018,000	358,000	2,364,000	15,710,000		49,000	2,052,000	14,613,000		309,000	312,000	1,052,000	45,000	22,000	308,000	13,100,000	22,000	338,000						(30,000)
Cash Payments		(12,111,000)	(24,205,000)	(2,050,000)	(12,068,000)	(20,672,000)		(280,000)	(11,246,000)	(20,075,000)		(1,770,000)	(822,000)	(597,000)		(43,000)	(3,228,000)		(43,000)	(2,843,000)					(385,000)		(305,000)
Settlement of Stock -based Compensation			(2,103,000)			(2,103,000)				(2,052,000)					(51,000)
Balance at the end of the period		$ 1,692,000	$ 11,417,000		$ 1,692,000	$ 11,396,000			$ 231,000	$ 9,425,000			$ 1,461,000	$ 1,971,000			$ 21,000			$ 21,000

COMMITMENTS AND CONTINGENCIES (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Leases
2013	$ 3,135,000
2014	3,287,000
2015	3,353,000
2016	1,652,000
Future minimum lease payments	11,427,000
Rent expense
Rent expense	6,300,000	13,800,000	15,900,000
Third Party Commissions
Accrued commissions	100,000	1,200,000
Period after formal communication to agents after which the entity concluded that the statute of limitations had expired for accrued commissions	2 years
Accrued commissions released to cost of net sales	500,000		6,000,000
Revenue recognized related to security agreements	0	0
Deferred revenue related to contracts covered by security agreements	9,800,000	5,300,000
Deferred costs related to contracts covered by security agreements	6,100,000	4,100,000
Letter of credit:
Outstanding bid bond	1,300,000
Outstanding letters of credit	11,500,000
Outstanding purchase commitments, including agreements that are non-cancelable and cancelable without penalty	39,300,000
Intellectual Property
Claims made for valid enforceable IP	0
Uncertain Tax Positions
Gross unrecognized tax benefits	54,012,000	55,650,000	56,513,000	90,597,000
Unrecognized tax benefits that would impact the annual effective tax rate if recognized	12,298,000	13,554,000	14,417,000
Unrecognized tax benefits related to deferred tax assets and federal tax benefit of state income tax items	$ 41,700,000

COMMITMENTS AND CONTINGENCIES (Details 2) (Governmental Investigations, USD $) In Millions, unless otherwise specified	0 Months Ended		1 Months Ended
	Dec. 31, 2009	Dec. 21, 2009	Dec. 31, 2005 item
Commitments and contingencies
Number of aspects of the DOJ investigation requiring the production of documents			1
Consent executed to judgment in favor of SEC as a part of the resolution of investigations		$ 1.5
Additional amount paid under the non-prosecution agreement entered into with the DOJ	$ 1.5
Period for which the company agreed to undertake reporting obligation under the non-prosecution agreement entered into with the DOJ	3 years
Maximum
Commitments and contingencies
Maximum reporting obligation period		4 years

COMMON STOCK PURCHASE AND OPTION TO PURCHASE ADDITIONAL SHARES (Details) (USD $)	0 Months Ended	12 Months Ended			0 Months Ended			12 Months Ended	0 Months Ended		1 Months Ended		2 Months Ended
	Feb. 01, 2010 item	Dec. 31, 2010	Dec. 31, 2010 Common Stock		Sep. 07, 2010 BEIID and Elite Noble Limited and Shah Capital Opportunity Fund LP	Feb. 01, 2010 BEIID and Elite Noble Limited and Shah Capital Opportunity Fund LP	Sep. 07, 2010 BEIID and Elite Noble Limited and Shah Capital Opportunity Fund LP Option to purchase additional shares	Dec. 31, 2012 BEIID and Elite Noble Limited and Shah Capital Opportunity Fund LP Option to purchase additional shares	Sep. 07, 2010 BEIID and Elite Noble Limited and Shah Capital Opportunity Fund LP Common Stock	Sep. 07, 2010 BEIID and Elite Noble Limited and Shah Capital Opportunity Fund LP Common Stock Option to purchase additional shares	Nov. 08, 2010 Elite Noble Limited	Oct. 07, 2010 Elite Noble Limited	Nov. 08, 2010 Elite Noble Limited
COMMON STOCK PURCHASE AND OPTION TO PURCHASE ADDITIONAL SHARES
Number of unrelated investment funds	2
COMMON STOCK PURCHASE AND OPTION TO PURCHASE ADDITIONAL SHARES
Proposed investment						$ 48,500,000
Purchase price per share (in dollars per share)					$ 2.2
Reduced purchase price per share (in dollars per share)					$ 2.027
Option to purchase additional shares. Maximum (in shares)													3,972,251
Option to purchase additional shares after reverse share split, maximum (in shares)													1,324,084
Option to purchase additional shares, maximum, value													8,100,000
Exercise price per share (in dollars per share)											$ 2.047	$ 2.027
Exercise price per share after reverse share split (in dollars per share)											$ 6.141	$ 6.081
Stock issued during period (in shares)			7,515,491	[1]					18,073,202
Stock issued during period after reverse share split (in shares)									6,024,401
Net cash proceeds from issuance of common stock		34,594,000			34,600,000		500,000		34,100,000
Fair Value of Option								$ 500,000
Risk-free interest rate (as a percent)										0.16%
Volatility rate (as a percent)										55.00%
Contractual life										2 months 12 days
Dividend rate (as a percent)										0.00%

[1]	Authorized share capital of the company was amended by the consolidation of the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each effective from March 21, 2013. The authorized shares, issued shares, outstanding shares, and treasury stock shares for 2012 and 2011 have been adjusted retroactively to reflect the one for three reverse share split.

COMMON STOCK PURCHASE AND OPTION TO PURCHASE ADDITIONAL SHARES (Details 2) (USD $)	12 Months Ended		0 Months Ended	17 Months Ended	0 Months Ended	1 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Aug. 12, 2011 Repurchase program, August 2011	Dec. 31, 2012 Repurchase program, August 2011	Nov. 30, 2012 Tender offer repurchase program	Jan. 10, 2013 Tender offer repurchase program	Dec. 31, 2012 Tender offer repurchase program
Repurchase program disclosures
Maximum ordinary shares outstanding under the repurchase program			$ 20,000,000
Period over which shares can be repurchased			12 months
Shares repurchased under program				12,524,614
Value of shares repurchased	$ 8,842,000	$ 6,301,000		$ 15,100,000		$ 30,000,000
Ordinary shares authorized to be repurchased under a tender offer					25,000,000
Ordinary shares after reverse share split authorized to be repurchased under a tender offer					8,333,333
Share price (in dollars per share)					$ 1.2
Share price after reverse share split (in dollars per share)					$ 3.6
Ordinary shares repurchased						25,000,000
Ordinary shares after reverse share split							8,333,333

COMMON STOCK AND STOCK INCENTIVE PLANS (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Minimum	Dec. 31, 2012 Maximum	Dec. 31, 2012 Stock options	Dec. 31, 2011 Stock options	Dec. 31, 2010 Stock options	Dec. 31, 2009 Stock options	Dec. 31, 2012 Restricted stock awards	Dec. 31, 2011 Restricted stock awards	Dec. 31, 2010 Restricted stock awards	Dec. 31, 2012 2006 and 2007 Plans Minimum	Dec. 31, 2012 2006 and 2007 Plans Maximum	Dec. 31, 2012 2006 Equity Incentive Plan	Dec. 31, 2011 2006 Equity Incentive Plan	Dec. 31, 2010 2006 Equity Incentive Plan	Dec. 31, 2012 2006 Equity Incentive Plan Options and restricted stock units	Dec. 31, 2012 2006 Equity Incentive Plan Stock options	Dec. 31, 2012 2006 Equity Incentive Plan Stock options Maximum	Dec. 31, 2012 2006 Equity Incentive Plan Stock options and stock appreciation rights Minimum	Dec. 31, 2012 2006 Equity Incentive Plan ISO Minimum	Dec. 31, 2012 2006 Equity Incentive Plan ISO Maximum	Dec. 31, 2012 The 1997 Stock Plan	Dec. 31, 2012 The 1997 Stock Plan Stock options	Dec. 31, 2012 The 1997 Stock Plan Stock options Minimum	Dec. 31, 2012 The 1997 Stock Plan ISO	Dec. 31, 2012 The 1997 Stock Plan ISO Minimum	Dec. 31, 2012 The 1997 Stock Plan ISO Maximum	Dec. 31, 2012 2001 Director Option Plan item	Dec. 31, 2012 2001 Director Option Plan Stock options	Dec. 31, 2012 The 2003 Nonstatutory Stock Option Plan	Dec. 31, 2012 The 2003 Nonstatutory Stock Option Plan Stock options	Dec. 31, 2012 The 2003 Nonstatutory Stock Option Plan Stock options Maximum
COMMON STOCK AND STOCK INCENTIVE PLANS
Authorized share capital (in shares)	250,000,000	250,000,000
Par value of shares (in dollars per share)	$ 0.00375	$ 0.00375
Number of shares authorized														4,500,000
Number of shares transferred from the prior plan														10,361,874
Number of awards outstanding (in shares)																	2,002,237															1,560
Number of awards outstanding (in shares)					930,000	1,127,000	1,388,000	1,917,000																55,131						6,667
Vesting period			1 year	4 years								1 year	4 years					4 years						4 years								4 years
Exercise price as a percentage of the fair market value of an ordinary share on the date of grant																				100.00%	110.00%				100.00%		110.00%
Percentage of voting power required of the company's stock for specified exercise price																					10.00%						10.00%
Expiration term																			7 years			5 years				5 years		10 years		10 years			10 years
Fair value of restricted stock awards vested									$ 1,700,000	$ 3,100,000	$ 7,240,000
Percentage of voting power required of the company's stock for specified vesting period																						10.00%				10.00%
Termination period of options on death or permanent disability of an option holder																										12 months						12 months
Termination period of options on termination of employment for any other reason																										3 months						3 months
Aggregate fair market value of the ordinary shares exercisable in any calendar year by any one option holder																										$ 100,000
Percentage of shares vesting under first option grants on each of the first four anniversaries of its date of grant																													25.00%
Number of anniversaries for vesting of first option grants																													4
Percentage of shares vesting under subsequent option grants on the first anniversary of its date of grant																													100.00%
Number of ordinary shares available for issuance pursuant to future grants														1,706,901	3,508,205	4,226,585							0								0

COMMON STOCK AND STOCK INCENTIVE PLANS (Details 2) (USD $)	Feb. 28, 2010 Senior executive officers	Aug. 31, 2011 Top performers at (senior) directors level and key talent below director level	Dec. 31, 2012 Stock options	Dec. 31, 2011 Stock options	Dec. 31, 2010 Stock options	Aug. 31, 2011 Stock options Board members	Dec. 31, 2012 Stock options Board members	Sep. 30, 2012 Stock options Board members	Dec. 31, 2012 Restricted stock units Senior executive officers	Mar. 31, 2011 Restricted stock units Senior executive officers	Aug. 31, 2011 Restricted stock units Board members	Aug. 31, 2011 Restricted stock units Top performers at (senior) directors level and key talent below director level	Dec. 31, 2011 Restricted stock units Management and employees	Dec. 31, 2012 Performance-based restricted stock units	Mar. 31, 2011 Performance-based restricted stock units Senior executive officers	Aug. 31, 2011 Performance-based restricted stock units Top performers at (senior) directors level and key talent below director level	Dec. 31, 2012 Restricted stock awards	Dec. 31, 2011 Restricted stock awards	Dec. 31, 2010 Restricted stock awards	Dec. 31, 2012 Restricted stock awards Senior executive officers	Sep. 30, 2012 Restricted stock awards Board members	Dec. 31, 2011 Restricted stock awards Management and employees
COMMON STOCK AND STOCK INCENTIVE PLANS
Vesting period		4 years							4 years	4 years										4 years
Number of shares outstanding
Options Outstanding at the beginning of the period (in shares)			1,127,000	1,388,000	1,917,000
Options Granted (in shares)			246,000	486,000	218,000	77,805	26,666	36,488
Options Exercised (in shares)				(20,000)	(1,000)
Options Forfeited or Expired (in shares)			(443,000)	(728,000)	(746,000)
Options Outstanding at the end of the period (in shares)			930,000	1,127,000	1,388,000
Weighted average exercise price
Options Outstanding at the beginning of the period (in dollars per share)			$ 23.52	$ 15.06	$ 26.94
Options Granted (in dollars per share)			$ 3.24	$ 36.78	$ 6.51	$ 1.39	$ 2.97	$ 3.21
Options Exercised (in dollars per share)				$ 6.27	$ 8.46
Options Forfeited or Expired (in dollars per share)			$ 19.56	$ 16.71	$ 43.05
Options Outstanding at the end of the period (in dollars per share)			$ 20.04	$ 23.52	$ 15.06
Stock-based awards
Number of ordinary shares available for issuance pursuant to future grants	0
Ratio for grant of stock awards that is deducted from the shares available for grant																	1
Number of remaining awards earned (in shares)																	701,000	300,000	1,100,000
Shares
Total nonvested at the beginning of the period (in shares)																	902,000
Granted (in shares)									566,666	89,333	51,138	74,000	144,167	0	134,000	74,000	1,900,000	800,000	500,000	566,666	36,488	200,000
Vested (in shares)																	(701,000)	(300,000)	(1,100,000)
Forfeited (in shares)																	(390,000)
Total nonvested at the end of the period (in shares)																	1,702,000	902,000
Weighted average grant date fair value
Total nonvested at the beginning of the period (in dollars per share)																	$ 5.87
Granted (in dollars per share)																	$ 3.29	$ 5.58	$ 6.75		$ 3.21
Vested (in dollars per share)																	$ 5.6
Forfeited (in dollars per share)																	$ 4.49
Total nonvested at the end of the period (in dollars per share)																	$ 3.43	$ 5.87

COMMON STOCK AND STOCK INCENTIVE PLANS (Details 3) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Stock Options Outstanding
Number outstanding (in shares)	930
Weighted-average exercise price per share (in dollars per share)	$ 20.04
Weighted-average remaining contractual life	3 years 1 month 10 days
Stock Options Exercisable
Number Exercisable (in shares)	643
Weighted-average exercise price per share (in dollars per share)	$ 27.39
Options exercisable and expected to vest at the end of the period
Number (in shares)	930
Weighted-average exercise price per share (in dollars per share)	$ 20.04
$ 2.97 - $ 2.97
COMMON STOCK AND STOCK INCENTIVE PLANS
Exercise price, low end of range (in dollars per share)	$ 2.97
Exercise price, high end of range (in dollars per share)	$ 2.97
Stock Options Outstanding
Number outstanding (in shares)	27
Weighted-average exercise price per share (in dollars per share)	$ 2.97
Weighted-average remaining contractual life	6 years 9 months 29 days
$ 3.21 - $ 3.21
COMMON STOCK AND STOCK INCENTIVE PLANS
Exercise price, low end of range (in dollars per share)	$ 3.21
Exercise price, high end of range (in dollars per share)	$ 3.21
Stock Options Outstanding
Number outstanding (in shares)	203
Weighted-average exercise price per share (in dollars per share)	$ 3.21
Weighted-average remaining contractual life	6 years 7 months 24 days
Stock Options Exercisable
Number Exercisable (in shares)	5
Weighted-average exercise price per share (in dollars per share)	$ 3.21
$ 4.14 - $ 4.17
COMMON STOCK AND STOCK INCENTIVE PLANS
Exercise price, low end of range (in dollars per share)	$ 4.14
Exercise price, high end of range (in dollars per share)	$ 4.17
Stock Options Outstanding
Number outstanding (in shares)	98
Weighted-average exercise price per share (in dollars per share)	$ 4.17
Weighted-average remaining contractual life	4 years 5 months 23 days
Stock Options Exercisable
Number Exercisable (in shares)	50
Weighted-average exercise price per share (in dollars per share)	$ 4.17
$ 6.27 - $ 6.27
COMMON STOCK AND STOCK INCENTIVE PLANS
Exercise price, low end of range (in dollars per share)	$ 6.27
Exercise price, high end of range (in dollars per share)	$ 6.27
Stock Options Outstanding
Number outstanding (in shares)	53
Weighted-average exercise price per share (in dollars per share)	$ 6.27
Weighted-average remaining contractual life	9 months
Stock Options Exercisable
Number Exercisable (in shares)	53
Weighted-average exercise price per share (in dollars per share)	$ 6.27
$ 6.51 - $ 6.51
COMMON STOCK AND STOCK INCENTIVE PLANS
Exercise price, low end of range (in dollars per share)	$ 6.51
Exercise price, high end of range (in dollars per share)	$ 6.51
Stock Options Outstanding
Number outstanding (in shares)	138
Weighted-average exercise price per share (in dollars per share)	$ 6.51
Weighted-average remaining contractual life	1 year 11 months 19 days
Stock Options Exercisable
Number Exercisable (in shares)	125
Weighted-average exercise price per share (in dollars per share)	$ 6.51
$ 8.46 - $ 9.72
COMMON STOCK AND STOCK INCENTIVE PLANS
Exercise price, low end of range (in dollars per share)	$ 8.46
Exercise price, high end of range (in dollars per share)	$ 9.72
Stock Options Outstanding
Number outstanding (in shares)	117
Weighted-average exercise price per share (in dollars per share)	$ 9.42
Weighted-average remaining contractual life	1 year 6 months 22 days
Stock Options Exercisable
Number Exercisable (in shares)	117
Weighted-average exercise price per share (in dollars per share)	$ 9.42
$ 10.11 - $ 18.75
COMMON STOCK AND STOCK INCENTIVE PLANS
Exercise price, low end of range (in dollars per share)	$ 10.11
Exercise price, high end of range (in dollars per share)	$ 18.75
Stock Options Outstanding
Number outstanding (in shares)	131
Weighted-average exercise price per share (in dollars per share)	$ 15.51
Weighted-average remaining contractual life	2 years 2 months 23 days
Stock Options Exercisable
Number Exercisable (in shares)	131
Weighted-average exercise price per share (in dollars per share)	$ 15.51
$ 19.83 - $ 93.72
COMMON STOCK AND STOCK INCENTIVE PLANS
Exercise price, low end of range (in dollars per share)	$ 19.83
Exercise price, high end of range (in dollars per share)	$ 93.72
Stock Options Outstanding
Number outstanding (in shares)	80
Weighted-average exercise price per share (in dollars per share)	$ 44.91
Weighted-average remaining contractual life	7 months 20 days
Stock Options Exercisable
Number Exercisable (in shares)	80
Weighted-average exercise price per share (in dollars per share)	$ 44.91
$ 112.38 - $ 112.38
COMMON STOCK AND STOCK INCENTIVE PLANS
Exercise price, low end of range (in dollars per share)	$ 112.38
Exercise price, high end of range (in dollars per share)	$ 112.38
Stock Options Outstanding
Number outstanding (in shares)	75
Weighted-average exercise price per share (in dollars per share)	$ 112.38
Weighted-average remaining contractual life	1 year 18 days
Stock Options Exercisable
Number Exercisable (in shares)	75
Weighted-average exercise price per share (in dollars per share)	$ 112.38
$ 135.63 - $ 135.63
COMMON STOCK AND STOCK INCENTIVE PLANS
Exercise price, low end of range (in dollars per share)	$ 135.63
Exercise price, high end of range (in dollars per share)	$ 135.63
Stock Options Outstanding
Number outstanding (in shares)	8
Weighted-average exercise price per share (in dollars per share)	$ 135.63
Weighted-average remaining contractual life	7 months 20 days
Stock Options Exercisable
Number Exercisable (in shares)	8
Weighted-average exercise price per share (in dollars per share)	$ 135.63

COMMON STOCK AND STOCK INCENTIVE PLANS (Details 4) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
COMMON STOCK AND STOCK INCENTIVE PLANS
Market value of shares as reported by NASDAQ	$ 3.09
Unrecognized compensation cost related to unvested stock options and restricted stock and restricted stock units
Unrecognized compensation cost	$ 2.8	$ 3.7	$ 2.8
Expected weighted-average period of unrecognized cost	3 years 3 months 14 days	2 years 11 months 23 days	2 years 3 months
Stock options
COMMON STOCK AND STOCK INCENTIVE PLANS
Weighted average remaining contractual life of options exercisable	1 year 7 months 17 days
Weighted average remaining contractual life of options expected to vest	3 years 1 month 10 days
Weighted average fair value of options granted (in dollars per share)	$ 1.97	$ 1.71	$ 3.9
Fair values of stock-based payment awards estimated using the Black-Scholes option pricing model
Expected term	4 years 7 months 6 days	2 years 10 months 6 days	3 years 11 months 12 days
Weighted average risk-free interest rate (as a percent)	0.56%	0.58%	1.40%
Expected dividend rate (as a percent)	0.00%	0.00%	0.00%
Volatility (as a percent)	79.00%	75.00%	83.00%

COMMON STOCK AND STOCK INCENTIVE PLANS (Details 5) (USD $) Share data in Millions, unless otherwise specified	12 Months Ended			0 Months Ended	3 Months Ended	12 Months Ended
	Dec. 31, 2012 item	Dec. 31, 2011 item	Dec. 31, 2010 item	May 15, 2009 ESPP	Mar. 31, 2009 ESPP	Dec. 31, 2012 Cost of net sales	Dec. 31, 2011 Cost of net sales	Dec. 31, 2010 Cost of net sales	Dec. 31, 2012 Selling, general and administrative	Dec. 31, 2011 Selling, general and administrative	Dec. 31, 2010 Selling, general and administrative	Dec. 31, 2012 Research and development	Dec. 31, 2011 Research and development	Dec. 31, 2010 Research and development	Dec. 31, 2010 Restructuring
COMMON STOCK AND STOCK INCENTIVE PLANS
Number of executives involuntarily terminated as part of the 2008 and 2009 Restructuring Plans	0	0	8
Stock-based compensation expense recognized	$ 2,982,000	$ 3,029,000	$ 7,602,000		$ 1,200,000	$ 107,000	$ 99,000	$ 166,000	$ 2,399,000	$ 2,602,000	$ 4,600,000	$ 476,000	$ 328,000	$ 784,000	$ 2,052,000
Offering period of canceled purchase plan					24 months
Stock-based compensation capitalized within inventory	$ 0	$ 0
Consideration for settlement on account of cancellation				0

INCOME TAXES (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
United States and foreign income (loss) before income taxes and minority interest
Income (loss) before income taxes	$ (33,187,000)	$ 14,695,000	$ (62,175,000)
Gross U.S. deferred income tax liability on undistributed foreign earnings		36,000
Current
Federal		17,000	335,000
State	(40,000)	217,000	(9,000)
Foreign	4,643,000	2,339,000	3,554,000
Total Current	4,603,000	2,573,000	3,880,000
Deferred
Foreign	(2,211,000)	345,000	(765,000)
Total Deferred	(2,211,000)	345,000	(765,000)
Total	2,392,000	2,918,000	3,115,000
Unrecognized tax benefits
Unrecognized tax benefits related to deferred tax assets and federal tax benefit of state income tax items	41,700,000
Interest and penalties recognized in the statement of income	400,000
Accrued interest and penalties	3,800,000	3,900,000
Unrecognized tax benefits
Beginning balance-gross unrecognized tax benefits (UTB's)	55,650,000	56,513,000	90,597,000
Additions based on tax positions related to the current year	80,000	121,000	2,063,000
Reductions based on tax positions related to the current year			(31,222,000)
Additions for tax positions related to prior years		176,000	352,000
Reductions for tax positions related to prior years	(1,288,000)	(1,160,000)	(3,877,000)
Lapse of statute of limitations	(430,000)		(1,400,000)
Ending balance-gross unrecognized tax benefits (UTB's)	54,012,000	55,650,000	56,513,000
UTB's as a credit in deferred taxes	(39,402,000)	(39,758,000)	(39,758,000)
Federal benefit of state taxes	(2,312,000)	(2,338,000)	(2,388,000)
UTB's that would impact the effective tax rate	12,298,000	13,554,000	14,417,000
Deferred Tax Assets
Allowances and reserves	16,743,000	39,915,000
Deferred revenue and customer advances, net	3,349,000	8,222,000
Net operating loss carryforward	218,158,000	238,934,000
Tax credit carryforwards	103,910,000	106,243,000
Capital loss carryforwards	18,785,000	19,282,000
Writedown/amortization of intangible assets and goodwill	19,642,000	26,061,000
Fixed assets	7,500,000	6,804,000
Demo equipment income	7,308,000	7,463,000
Accrued warranties	66,000	780,000
Other	26,404,000	23,675,000
Total Deferred Tax Assets	421,865,000	477,379,000
Deferred Tax Liabilities
Prepaid expense	(155,000)	(86,000)
Deferred taxes on unremitted earnings of subsidiaries		(36,000)
Intangibles		(877,000)
Other		(6,369,000)
Total Deferred Tax Liabilities	(155,000)	(7,368,000)
Total Deferred Tax Assets (Liabilities)	421,710,000	470,011,000
Less: Valuation Allowance	(418,285,000)	(469,224,000)
Total Deferred Tax Assets (Liabilities)	3,425,000	787,000
Undistributed earnings of foreign subsidiaries permanently reinvested outside the United States	24,400,000
United States
United States and foreign income (loss) before income taxes and minority interest
Income (loss) before income taxes	13,061,000	18,671,000	(44,144,000)
Gross U.S. deferred income tax liability on undistributed foreign earnings	0
Deferred Tax Liabilities
Deferred taxes on unremitted earnings of subsidiaries	0
Foreign
United States and foreign income (loss) before income taxes and minority interest
Income (loss) before income taxes	$ (45,013,000)	$ (3,976,000)	$ (18,031,000)

INCOME TAXES (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
United States | U.S.
Operating loss carryforwards
Valuation allowance against the related deferred tax assets	$ 141.6
Federal | U.S.
Operating loss carryforwards
Net operating loss carryforwards	372.3
State | U.S.
Operating loss carryforwards
Net operating loss carryforwards	220.2
Foreign | China
Operating loss carryforwards
Net operating loss carryforwards	429.1
Valuation allowance against the related deferred tax assets	64.8
Foreign | Countries other than U.S. and China
Operating loss carryforwards
Net operating loss carryforwards	80.5
Valuation allowance against the related deferred tax assets	$ 11.8

INCOME TAXES (Details 3) (U.S., USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Tax credit carryforwards
Valuation allowance against the related deferred tax assets	$ 103.8
Foreign | Tax credit subject To expiration
Tax credit carryforwards
Tax credit carryforwards	89.8
Alternative minimum tax credit | Tax credit not subject to expiration
Tax credit carryforwards
Tax credit carryforwards	1
R&D credit
Tax credit carryforwards
Tax credit carryforwards	13
R&D credit | Tax credit subject To expiration
Tax credit carryforwards
Tax credit carryforwards	10.5
R&D credit | Tax credit not subject to expiration
Tax credit carryforwards
Tax credit carryforwards	$ 2.5

INCOME TAXES (Details 4) (USD $)	12 Months Ended					36 Months Ended		12 Months Ended			36 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 U.S.	Dec. 31, 2012 China item	Dec. 31, 2013 China HUTS	Dec. 31, 2010 China HUTS	Dec. 31, 2012 China UTSC	Dec. 31, 2011 China UTSC	Dec. 31, 2010 China UTSC	Dec. 31, 2010 China UTSC
Reconciliation of effective income tax rate and the federal statutory rate
Federal tax (benefit) at statutory rate	$ (11,183,000)	$ 5,143,000	$ (21,760,000)
State tax (benefit)/expense, net of federal income tax benefit	187,000	645,000	(918,000)
Stock compensation expense	996,000	900,000	1,042,000
Effect of differences in foreign tax rates	422,000	1,334,000	1,853,000
Tax on unremitted earnings of subsidiaries			(11,000)
Effect of tax rate changes on deferred taxes	7,000	(275,000)	151,000
Change in deferred tax valuation allowance	11,511,000	(3,877,000)	20,897,000
Tax credits	(358,000)	(430,000)	(1,002,000)
Other	810,000	(522,000)	2,863,000
Total	2,392,000	2,918,000	3,115,000
INCOME TAXES
Statutory tax rate (as a percent)				35.00%	25.00%			25.00%	25.00%
Reduced tax rate for qualified high technology enterprises (as a percent)					15.00%	15.00%	15.00%				15.00%
Number of subsidiaries approved for the reduced tax rate					2
Valid period for reduced income tax rate applicable to qualified high technology enterprise						3 years	3 years				3 years
Statutory tax rate used to revalue deferred tax assets (as a percent)									25.00%
Tax benefit for the effect of tax rate changes										$ 400,000

OTHER INCOME, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
OTHER INCOME, NET
Foreign exchange (losses) gains	$ (4,675)	$ (8,942)	$ 8,004
Settlement with MRV Communications			481
Tax reversal for expiration of the statute of limitations	1,499
Other	203	777	1,323
Total	$ (2,973)	$ (8,165)	$ 9,808
Ownership interest in Fiberxon (as a percent)	8.00%
Period after the filing of the tax return when tax reserve was released	5 years

NET INCOME PER SHARE (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended						0 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Mar. 21, 2013 Subsequent Events One-for-Three Reverse Share Split
Numerator:
Net income (loss) attributable to UTStarcom Holdings Corp.	$ (34,385)		$ 13,387		$ (65,129)
Denominator:
Weighted average shares outstanding-Basic	48,513,000		51,491,000		45,686,000
Potentially dilutive common stock equivalents - stock options and restricted stock (in shares)			150,000
Weighted average shares outstanding-Diluted	48,513,000		51,641,000		45,686,000
Net income (loss) per share attributable to UTStarcom Holdings Corp.-Basic (in dollars per share)	$ (0.71)	[1]	$ 0.26	[1]	$ (1.43)	[1]
Net income (loss) per share attributable to UTStarcom Holdings Corp.-Diluted (in dollars per share)	$ (0.71)	[1]	$ 0.26	[1]	$ (1.43)	[1]
Subsequent Event [Line Items]
Authorized share capital (in shares)	250,000,000		250,000,000				250,000,000
Par value of shares (in dollars per share)	$ 0.00375		$ 0.00375				$ 0.00375
Reverse share split ratio							0.33

[1]	Authorized share capital of the company was amended by the consolidation of the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each effective from March 21, 2013. The Net income (loss) per share attributable to UTStarcom Holding Corp basic and diluted for 2012, 2011 and 2010 have been recomputed retroactively to reflect the one for three reverse share split.

SEGMENT REPORTING (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting
Net Sales by Segment	$ 186,728	$ 320,576	$ 291,535
Net Sales by Segment (as a percent)	100.00%	100.00%	100.00%
Gross profit by Segment	68,158	114,334	70,238
Gross profit by Segment (as a percent)	37.00%	36.00%	24.00%
Segment Margin	30,765	71,954	28,818
Segment General and Corporate	(63,351)	(51,155)	(102,540)
Operating income (loss)	(32,586)	20,799	(73,722)
Total long-lived assets	8,866	12,199
China
Segment Reporting
Net Sales by Segment	38,544	157,564	166,621
Net Sales by Segment (as a percent)	21.00%	49.00%	57.00%
Total long-lived assets	7,729	11,339
Japan
Segment Reporting
Net Sales by Segment	99,367	96,257	48,217
Net Sales by Segment (as a percent)	53.00%	30.00%	17.00%
India
Segment Reporting
Net Sales by Segment	23,992	30,789	31,426
Net Sales by Segment (as a percent)	13.00%	10.00%	11.00%
United States
Segment Reporting
Net Sales by Segment			5,903
Net Sales by Segment (as a percent)	0.00%	0.00%	2.00%
Total long-lived assets		34
Other
Segment Reporting
Net Sales by Segment	24,825	35,966	39,368
Net Sales by Segment (as a percent)	13.00%	11.00%	13.00%
Total long-lived assets	1,137	826
Equipment
Segment Reporting
Net Sales by Segment	160,688	285,493	251,134
Net Sales by Segment (as a percent)	86.00%	89.00%	86.00%
Gross profit by Segment	64,835	107,030	57,567
Gross profit by Segment (as a percent)	4.00%	37.00%	23.00%
Segment Margin	34,661	72,598	15,850
Equipment Based Services
Segment Reporting
Net Sales by Segment	25,784	34,539	40,401
Net Sales by Segment (as a percent)	14.00%	11.00%	14.00%
Gross profit by Segment	3,546	9,271	12,671
Gross profit by Segment (as a percent)	14.00%	27.00%	31.00%
Segment Margin	3,524	9,162	13,174
Operational Support Services
Segment Reporting
Net Sales by Segment	256	544
Net Sales by Segment (as a percent)	0.00%	0.00%	0.00%
Gross profit by Segment	(223)	(1,967)
Gross profit by Segment (as a percent)	(87.00%)	(362.00%)	0.00%
Segment Margin	$ (7,420)	$ (9,806)	$ (206)

CREDIT RISK AND CONCENTRATION (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CREDIT RISK AND CONCENTRATION
Increase or decrease in interest rates of short-term investments that will not significantly affect the fair value of investment portfolio	10.00%
Credit risk and concentration
Number of levels of operations	3
Accounts receivable balances	15,000,000	20,168,000
Credit risk concentration | Cash, cash equivalents and short-term investments | Countries outside US
Credit risk and concentration
Cash and cash equivalents and short-term investments	94,500,000	205,200,000
Credit risk concentration | Cash, cash equivalents and short-term investments | China | Subsidiary
Credit risk and concentration
Cash and cash equivalents and short-term investments	49,300,000	134,100,000
Customer concentration | Accounts receivable | Affiliates of Softbank
Credit risk and concentration
Concentration of risk (as a percent)	80.00%	42.00%
Customer concentration | Accounts receivable | China government affiliated entities
Credit risk and concentration
Accounts receivable balances	6,300,000	32,800,000
Customer concentration | Net revenues | Affiliates of Softbank
Credit risk and concentration
Concentration of risk (as a percent)	49.00%	29.00%	16.00%
Customer concentration | Net revenues | China government affiliated entities
Credit risk and concentration
Concentration of risk (as a percent)	42.00%	45.00%	53.00%
Country risks | Net revenues | China
Credit risk and concentration
Concentration of risk (as a percent)	21.00%	49.00%	57.00%

RELATED PARTY TRANSACTIONS (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Related party transactions
Net sales	$ 186,728,000	$ 320,576,000	$ 291,535,000
Gross profit	68,158,000	114,334,000	70,238,000
Softbank and affiliates
Related party transactions
Net sales	92,011,000	94,201,000	46,267,000
Cost of net sales	51,448,000	33,790,000	19,147,000
Gross profit	40,563,000	60,411,000	27,120,000
Amount by which gross profit as a percentage of net sales benefited			2,400,000
Accounts receivable	12,100,000	8,500,000
Accounts payable	0	1,900,000
Service period of sales to related party	3 years
Period over which product failure rates exceed a certain level under the penalty clause	7 years
Customer advances	4,700,000	2,600,000
Deferred revenue current	6,500,000	15,800,000
Deferred revenue noncurrent	4,600,000	7,200,000
Investment in SBI	2,300,000
Ownership interest held by related party (as a percent)	10.20%	9.70%
Yellowstone
Related party transactions
Number of directors of the entity who served as a director in related party	1
Consulting services	1,800,000	200,000
Amount paid for success fees		$ 900,000

401(K) PLAN (Details) (USD $)	0 Months Ended	12 Months Ended
	Jan. 01, 2000	Dec. 31, 2012 item	Dec. 31, 2011 item	Dec. 31, 2010
401(K) PLAN
Minimum age of the company's eligible employee	21 years
Maximum amount per employee contributed by the entity for the plan year 2010				$ 3,252
Period over which the entity's matching contribution vests		5 years
Number of additional plans adopted		0	0
Matching contributions by the company				$ 300,000

SUBSEQUENT EVENTS (Details) (USD $)	12 Months Ended		0 Months Ended		1 Months Ended	12 Months Ended				0 Months Ended	1 Months Ended		0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Sep. 21, 2012 Proposed or pending approval Bodashutong item	Nov. 30, 2012 Tender offer repurchase program	Jan. 10, 2013 Tender offer repurchase program	Dec. 31, 2012 Tender offer repurchase program	Dec. 31, 2012 Subsequent Events Bodashutong	Dec. 31, 2011 Subsequent Events Bodashutong	Mar. 22, 2013 Subsequent Events NGN	Mar. 22, 2013 Subsequent Events DOCSIS-EOC	Jan. 10, 2013 Subsequent Events Tender offer repurchase program	Mar. 21, 2013 Subsequent Events One-for-Three Reverse Share Split	Mar. 27, 2013 Subsequent Events "Go Private" Proposal Mr. Lu	Mar. 27, 2013 Subsequent Events "Go Private" Proposal Shah Capital	Mar. 27, 2013 Subsequent Events "Go Private" Proposal Proposed or pending approval item
Tender Offer
Ordinary shares authorized to be repurchased under a tender offer				25,000,000
Ordinary shares after reverse share split authorized to be repurchased under a tender offer				8,333,333
Share price (in dollars per share)	$ 3.09			$ 1.2
Share price after reverse share split (in dollars per share)				$ 3.6
Ordinary shares repurchased					25,000,000						25,000,000
Ordinary shares after reverse share split						8,333,333					8,333,333
Repurchase of ordinary shares	$ 8,842,000	$ 6,301,000			$ 30,000,000						$ 30,000,000
One-for-Three Reverse Share Split
Authorized share capital (in shares)	250,000,000	250,000,000										250,000,000
Par value of shares (in dollars per share)	$ 0.00375	$ 0.00375										$ 0.00375
Disposal of Bodashutong
Amount invested								600,000
Equity interest owned (as a percent)							30.00%
Number of shareholders to whom the equity interest is transferred equally			3
Equity interest transferred to three shareholders			600,000
Receipt of Go Private Proposal
Share price offered in proposal to purchase shares of UTStarcom (in dollars per share)															$ 3.2
Number of independent directors in special committee															3
Investment, ownership interest (as a percent)													3.20%	17.60%
NGN spin off
Cash payment from divestment to third party									2,700,000
DOCSIS-EOC disposal
Cash consideration for disposal of product from third party										$ 1,800,000

SCHEDULE I CONDENSED FINANCIAL INFORMATION OF REGISTRANT (Details) (USD $)	Dec. 31, 2012		Dec. 31, 2011
ASSETS
Investment in affiliated companies	$ 63,678,000		$ 19,226,000
Total assets	488,091,000		600,940,000
Current liabilities:
Accounts payable-intercompany	24,991,000		23,530,000
Total current liabilities	190,968,000		223,787,000
Total liabilities	271,435,000		329,901,000
Stockholders' equity:
Ordinary share: $0.00125 par value; 750,000 authorized shares; 159,966 and 156,507 shares issued at December 31, 2012 and December 31, 2011, respectively; 142,968 and 151,816 shares outstanding at December 31, 2012 and December 31, 2011, respectively	182,000	[1]	182,000	[1]
Additional paid-in capital	1,309,761,000		1,306,780,000
Treasury stock, at cost: 16,998 and 4,691 shares at December 31, 2012 and December 31, 2011, respectively	(20,421,000)	[1]	(6,301,000)	[1]
Accumulated deficit	(1,153,301,000)		(1,118,916,000)
Accumulated other comprehensive income	79,621,000		82,893,000
Total UTStarcom Holdings Corp. shareholders' equity	215,842,000		264,638,000
Total liabilities and equity	488,091,000		600,940,000
Additional disclosures
Ordinary share, par value (in dollars per share)	$ 0.00375		$ 0.00375
Ordinary share, authorized shares	250,000,000		250,000,000
Ordinary share, shares issued	53,322,000		52,169,000
Ordinary share, shares outstanding	47,656,000		50,605,000
Treasury shares	5,666,000		1,564,000
UTSTARCOM HOLDINGS CORP.
ASSETS
Investment in affiliated companies	243,426,000		278,801,000
Total assets	243,426,000		278,801,000
Current liabilities:
Accounts payable-intercompany	27,584,000		14,163,000
Total current liabilities	27,584,000		14,163,000
Total liabilities	27,584,000		14,163,000
Stockholders' equity:
Ordinary share: $0.00125 par value; 750,000 authorized shares; 159,966 and 156,507 shares issued at December 31, 2012 and December 31, 2011, respectively; 142,968 and 151,816 shares outstanding at December 31, 2012 and December 31, 2011, respectively	182,000		182,000
Additional paid-in capital	1,309,761,000		1,306,780,000
Treasury stock, at cost: 16,998 and 4,691 shares at December 31, 2012 and December 31, 2011, respectively	(20,421,000)		(6,301,000)
Accumulated deficit	(1,153,301,000)		(1,118,916,000)
Accumulated other comprehensive income	79,621,000		82,893,000
Total UTStarcom Holdings Corp. shareholders' equity	215,842,000		264,638,000
Total liabilities and equity	$ 243,426,000		$ 278,801,000
Additional disclosures
Ordinary share, par value (in dollars per share)	$ 0.00125		$ 0.00125
Ordinary share, authorized shares	750,000,000		750,000,000
Ordinary share, shares issued	159,966,000		156,507,000
Ordinary share, shares outstanding	142,968,000		151,816,000
Treasury shares	16,998,000		4,691,000

[1]	Authorized share capital of the company was amended by the consolidation of the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each effective from March 21, 2013. The authorized shares, issued shares, outstanding shares, and treasury stock shares for 2012 and 2011 have been adjusted retroactively to reflect the one for three reverse share split.

SCHEDULE I CONDENSED FINANCIAL INFORMATION OF REGISTRANT (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONDENSED INFORMATION AS TO THE RESULTS OF OPERATIONS
Gross profit	$ 68,158,000	$ 114,334,000	$ 70,238,000
Operating expenses:
Selling, general and administrative	52,457,000	63,857,000	95,240,000
Research and development	28,131,000	30,123,000	38,044,000
Amortization of intangible assets	516,000	1,239,000	206,000
Restructuring charges	358,000	2,386,000	16,018,000
Impairment of long-lived assets	3,043,000	476,000
Total operating expenses	100,744,000	93,535,000	143,960,000
Operating income (loss)	(32,586,000)	20,799,000	(73,722,000)
Interest income	2,612,000	2,313,000	2,018,000
Interest expense	(240,000)	(252,000)	(279,000)
Other income, net	(2,973,000)	(8,165,000)	9,808,000
Income (loss) before income taxes	(33,187,000)	14,695,000	(62,175,000)
Income tax benefit (expense)	2,392,000	2,918,000	3,115,000
Net income (loss) attributable to UTStarcom Holdings Corp.	(34,385,000)	13,387,000	(65,129,000)
UTSTARCOM HOLDINGS CORP.
Operating expenses:
Selling, general and administrative	2,315,000	2,217,000	2,631,000
Total operating expenses	2,315,000	2,217,000	2,631,000
Operating income (loss)	(2,315,000)	(2,217,000)	(2,631,000)
Income (loss) before income taxes	(2,315,000)	(2,217,000)	(2,631,000)
Equity in net income (loss) of affiliated companies	(32,070,000)	15,604,000	(62,498,000)
Net income (loss) attributable to UTStarcom Holdings Corp.	$ (34,385,000)	$ 13,387,000	$ (65,129,000)

REPURCHASE OF ORDINARY SHARES (Details) (USD $)	12 Months Ended		0 Months Ended	17 Months Ended	0 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended	0 Months Ended	17 Months Ended	0 Months Ended		1 Months Ended	12 Months Ended	1 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Aug. 12, 2011 Repurchase program, August 2011	Dec. 31, 2012 Repurchase program, August 2011	Nov. 30, 2012 Tender offer repurchase program	Jan. 10, 2013 Tender offer repurchase program	Dec. 31, 2012 Tender offer repurchase program	Jan. 10, 2013 Tender offer repurchase program Subsequent Events	Aug. 12, 2011 Parent Repurchase program, August 2011	Dec. 31, 2012 Parent Repurchase program, August 2011	Jan. 10, 2013 Parent Tender offer repurchase program	Nov. 30, 2012 Parent Tender offer repurchase program	Jan. 10, 2013 Parent Tender offer repurchase program	Dec. 31, 2012 Parent Tender offer repurchase program	Jan. 10, 2013 Parent Tender offer repurchase program Subsequent Events
REPURCHASE OF ORDINARY SHARES
Repurchase of ordinary shares authorized amount			$ 20,000,000						$ 20,000,000
Shares repurchased under program				12,524,614						12,524,614
Shares repurchased after reverse share split under program										4,174,871
Period for repurchase of ordinary shares			12 months						12 months
Ordinary shares authorized to be repurchased under a tender offer					25,000,000							25,000,000
Share price (in dollars per share)					$ 1.2							$ 1.2
Ordinary shares repurchased						25,000,000		25,000,000					25,000,000
Repurchase of ordinary share	$ 8,842,000	$ 6,301,000		$ 15,100,000		$ 30,000,000		$ 30,000,000		$ 15,100,000	$ 30,000,000
Ordinary shares after reverse share split authorized to be repurchased under a tender offer					8,333,333									8,333,333
Share price after reverse share split (in dollars per share)					$ 3.6									$ 3.6
Ordinary shares after reverse share split							8,333,333	8,333,333							8,333,333

SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS AND RESERVES (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Allowance for doubtful accounts
Changes in valuation and qualifying accounts
Balance at beginning of period	$ 30,145	$ 32,176	$ 26,065
Charged (credited) to costs and expenses	(1,148)	2,161	5,499
(Deductions) Adjustments	(576)	(4,192)	612
Balance at end of period	10,796	30,145	32,176
Allowance for doubtful accounts | IPTV divestiture
Changes in valuation and qualifying accounts
(Deductions) Adjustments	(17,625)
Tax valuation allowance
Changes in valuation and qualifying accounts
Balance at beginning of period	469,224	473,914	481,742
Charged (credited) to costs and expenses	(30,745)	(3,877)	20,897
Charged (credited) to other accounts	(20,194)	(813)	(28,725)
Balance at end of period	$ 418,285	$ 469,224	$ 473,914